UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—20.1%
Auto Components—2.4%
BorgWarner, Inc.	94,030	$4,946,918
Delphi Automotive plc	110,450	6,775,003
TRW Automotive Holdings Corp.[1]	51,850	5,249,813
		16,971,734

Hotels, Restaurants & Leisure—4.8%
Chipotle Mexican Grill, Inc., Cl. A1	17,800	11,865,302
Domino’s Pizza, Inc.	76,240	5,867,431
Marriott International, Inc., Cl. A	157,310	10,995,969
MGM Resorts International[1]	229,930	5,237,805
		33,966,507

Household Durables—1.4%
GoPro, Inc., Cl. A1	27,358	2,563,444
Harman International Industries, Inc.	74,390	7,293,196
		9,856,640

Internet & Catalog Retail—3.3%
Netflix, Inc.[1]	23,810	10,742,596
TripAdvisor, Inc.[1]	74,620	6,821,760
Vipshop Holdings Ltd., ADR[1]	27,564	5,209,872
		22,774,228

Leisure Products—1.4%
Polaris Industries, Inc.	67,300	10,080,867

Specialty Retail—3.8%
Foot Locker, Inc.	157,340	8,755,971
O’Reilly Automotive, Inc.[1]	70,570	10,610,905
Tiffany & Co.	75,780	7,298,372
		26,665,248

Textiles, Apparel & Luxury Goods—3.0%
Hanesbrands, Inc.	99,866	10,729,603
Under Armour, Inc., Cl. A1	145,080	10,025,028
		20,754,631

Consumer Staples—4.8%
Beverages—0.8%
Constellation Brands, Inc., Cl. A1	62,040	5,407,407

Food Products—4.0%
Hormel Foods Corp.	72,920	3,747,359
Keurig Green Mountain, Inc.	68,310	8,889,180
Mead Johnson Nutrition Co., Cl. A	60,340	5,805,915
WhiteWave Foods Co. (The), Cl. A1	266,380	9,677,585
		28,120,039

Energy—5.3%
Energy Equipment & Services—1.4%
Cameron International Corp.[1]	93,180	6,185,288
Helmerich & Payne, Inc.	36,780	3,599,659
		9,784,947

Oil, Gas & Consumable Fuels—3.9%
Concho Resources, Inc.[1]	78,530	9,846,877
Diamondback Energy, Inc.[1]	66,360	4,962,401
Memorial Resource Development Corp.[1]	265,319	7,192,798
Whiting Petroleum Corp.[1]	75,560	5,859,678
		27,861,754

Financials—7.3%
Capital Markets—2.4%
Affiliated Managers Group, Inc.[1]	47,420	9,501,071
Lazard Ltd., Cl. A	73,100	3,706,170
Raymond James Financial, Inc.	66,110	3,542,174
		16,749,415

Commercial Banks—2.3%
Signature Bank[1]	65,440	7,333,206

	Shares	Value
Commercial Banks (Continued)
SVB Financial Group[1]	81,350	$9,118,522
		16,451,728

Diversified Financial Services—1.1%
Moody’s Corp.	78,089	7,379,411

Real Estate Investment Trusts (REITs)—0.7%
Host Hotels & Resorts, Inc.	233,810	4,987,167

Real Estate Management & Development—0.8%
CBRE Group, Inc., Cl. A1	190,029	5,651,462

Health Care—15.3%
Biotechnology—2.2%
Incyte Corp.[1]	78,180	3,834,729
Medivation, Inc.[1]	54,640	5,402,257
Vertex Pharmaceuticals, Inc.[1]	57,580	6,466,810
		15,703,796

Health Care Equipment & Supplies—3.2%
Cooper Cos., Inc. (The)	47,130	7,340,497
DexCom, Inc.[1]	105,540	4,220,545
Edwards Lifesciences Corp.[1]	71,920	7,346,628
IDEXX Laboratories, Inc.[1]	29,970	3,531,365
		22,439,035

Health Care Providers & Services—6.2%
AmerisourceBergen Corp., Cl. A	121,530	9,394,269
Brookdale Senior Living, Inc.[1]	163,620	5,271,837
Centene Corp.[1]	75,910	6,278,516
Envision Healthcare Holdings, Inc.[1]	204,230	7,082,696
Team Health Holdings, Inc.[1]	60,330	3,498,537
Universal Health Services, Inc., Cl. B	116,860	12,211,870
		43,737,725

Health Care Technology—0.9%
Cerner Corp.[1]	100,190	5,968,318

Life Sciences Tools & Services—1.4%
Illumina, Inc.[1]	59,158	9,697,179

Pharmaceuticals—1.4%
Salix Pharmaceuticals Ltd.[1]	64,340	10,052,482

Industrials—18.0%
Aerospace & Defense—0.5%
TransDigm Group, Inc.	19,930	3,673,697

Airlines—1.3%
Spirit Airlines, Inc.[1]	133,100	9,202,534

Building Products—0.8%
A.O. Smith Corp.	124,760	5,898,653

Electrical Equipment—1.0%
Acuity Brands, Inc.	58,140	6,843,659

Industrial Conglomerates—0.8%
Roper Industries, Inc.	40,036	5,856,867

Machinery—7.0%
Middleby Corp. (The)[1]	100,740	8,878,216
Nordson Corp.	71,371	5,429,192
Snap-on, Inc.	77,669	9,404,163
Trinity Industries, Inc.	201,421	9,410,389
WABCO Holdings, Inc.[1]	58,990	5,365,140
Wabtec Corp.	128,720	10,431,469
		48,918,569

Marine—1.4%
Kirby Corp.[1]	81,007	9,546,675

1	OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services—1.1%
Robert Half International, Inc.	155,410	$7,615,090

Road & Rail—0.9%
Old Dominion Freight Line, Inc.[1]	91,730	6,479,807

Trading Companies & Distributors—3.2%
HD Supply Holdings, Inc.[1]	274,930	7,494,592
United Rentals, Inc.[1]	131,430	14,601,873
		22,096,465

Information Technology—20.4%
Communications Equipment—2.4%
F5 Networks, Inc.[1]	58,830	6,985,474
Palo Alto Networks, Inc.[1]	96,050	9,422,505
		16,407,979

Electronic Equipment, Instruments, & Components — 1.0%
Amphenol Corp., Cl. A	71,715	7,161,460

Internet Software & Services—4.0%
CoStar Group, Inc.[1]	46,130	7,175,060
LinkedIn Corp., Cl. A1	33,110	6,879,927
Shutterstock, Inc.[1]	54,600	3,897,348
Twitter, Inc.[1]	106,950	5,516,481
Yelp, Inc., Cl. A1	66,680	4,550,910
		28,019,726

IT Services—1.3%
FleetCor Technologies, Inc.[1]	28,000	3,979,360
Vantiv, Inc., Cl. A1	171,920	5,312,328
		9,291,688

Semiconductors & Semiconductor Equipment—4.4%
Applied Materials, Inc.	163,020	3,522,862
Avago Technologies Ltd.	81,520	7,092,240
Lam Research Corp.	121,590	9,082,773
NXP Semiconductors NV1	159,520	10,915,954
		30,613,829

Software—6.5%
Concur Technologies, Inc.[1]	57,128	7,244,973
Mobileye NV1	37,510	2,010,161
NetSuite, Inc.[1]	78,457	7,025,040
ServiceNow, Inc.[1]	171,970	10,108,396
Tableau Software, Inc., Cl. A1	122,300	8,885,095
Ultimate Software Group, Inc. (The)[1]	48,720	6,894,367
Workday, Inc., Cl. A1	43,380	3,578,850
		45,746,882

Technology Hardware, Storage & Peripherals—0.8%
SanDisk Corp.	58,900	5,769,255

Materials—5.3%
Chemicals—2.7%
Sherwin-Williams Co. (The)	40,170	8,796,828
Westlake Chemical Corp.	121,250	10,499,038
		19,295,866

Construction Materials—2.1%
Eagle Materials, Inc.	88,560	9,018,065
Vulcan Materials Co.	89,420	5,385,766
		14,403,831

Metals & Mining—0.5%
Steel Dynamics, Inc.	154,820	3,500,480

Telecommunication Services—2.3%
Wireless Telecommunication Services—2.3%
SBA Communications Corp., Cl. A1	144,260	15,998,434
Total Common Stocks (Cost $546,372,616)		693,403,166

	Shares	Value
Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $1,881,404)	1,881,404	$ 1,881,404

Total Investments, at Value (Cost $548,254,020)	99.1%	695,284,570

Net Other Assets (Liabilities)	0.9	6,150,375

Net Assets	100.0%	$ 701,434,945

2	OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	5,136,594	218,727,602	221,982,792	1,881,404

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$1,881,404	$10,941

3. Rate shown is the 7-day yield as of September 30, 2014.

3	OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

4	OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued) Security Type	Standard inputs generally considered by third-party pricing vendors
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$141,069,855	$—	$—	$141,069,855
Consumer Staples	33,527,446	—	—	33,527,446
Energy	37,646,701	—	—	37,646,701
Financials	51,219,183	—	—	51,219,183
Health Care	107,598,535	—	—	107,598,535
Industrials	126,132,016	—	—	126,132,016
Information Technology	143,010,819	—	—	143,010,819
Materials	37,200,177	—	—	37,200,177
Telecommunication Services	15,998,434	—	—	15,998,434
Investment Company	1,881,404	—	—	1,881,404

Total Assets	$695,284,570	$—	$—	$695,284,570

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

5	OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$548,723,114

Gross unrealized appreciation	$153,238,253
Gross unrealized depreciation	(6,676,797)

Net unrealized appreciation	$146,561,456

6	OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value
Common Stocks—33.5%
Consumer Discretionary—4.2%
Auto Components—0.4%
Delphi Automotive plc	15,050	$923,167
Automobiles—0.2%
General Motors Co.	20,120	642,633
Diversified Consumer Services—0.3%
LifeLock, Inc.[1]	50,210	717,501
Hotels, Restaurants & Leisure—0.1%
International Speedway Corp., Cl. A	7,500	237,300
Household Durables—0.3%
Toll Brothers, Inc.[1]	22,620	704,839
Media—1.0%
Comcast Corp., Cl. A	31,470	1,692,457
Time, Inc.[1]	1,921	45,009
Twenty-First Century Fox, Inc., Cl. A	30,380	1,041,730
		2,779,196
Specialty Retail—1.4%
AutoZone, Inc.[1]	2,560	1,304,730
Ross Stores, Inc.	15,680	1,185,094
Signet Jewelers Ltd.	10,930	1,245,036
		3,734,860
Textiles, Apparel & Luxury Goods—0.5%
PVH Corp.	11,570	1,401,705
Consumer Staples—2.3%
Beverages—0.3%
Diageo plc	30,540	883,033
Food Products—1.0%
Flowers Foods, Inc.	46,655	856,586
Mondelez International, Inc., Cl. A	53,170	1,821,870
		2,678,456
Household Products—0.4%
Henkel AG & Co. KGaA	12,999	1,214,903
Tobacco—0.6%
Philip Morris International, Inc.	17,850	1,488,690
Energy—3.4%
Energy Equipment & Services—0.7%
National Oilwell Varco, Inc.	25,060	1,907,066
Oil, Gas & Consumable Fuels—2.7%
Chevron Corp.	18,630	2,222,931
Cone Midstream Partners LP1	24,980	701,938
HollyFrontier Corp.	10,750	469,560
Noble Energy, Inc.	33,980	2,322,873
Western Refining, Inc.	34,230	1,437,318
		7,154,620
Financials—5.7%
Commercial Banks—2.9%
BancorpSouth, Inc.	26,650	536,731
CIT Group, Inc.	29,870	1,372,825
Citigroup, Inc.	44,040	2,282,153
Huntington Bancshares, Inc.	67,210	653,953
JPMorgan Chase & Co.	37,860	2,280,687
Webster Financial Corp.	18,620	542,587
		7,668,936
Consumer Finance—0.7%
Discover Financial Services	28,811	1,855,140

	Shares	Value
Diversified Financial Services—0.1%
FNFV Group[1]	21,598	$297,188
Insurance—1.2%
American International Group, Inc.	24,960	1,348,339
FNF Group	38,610	1,071,042
Genworth Financial, Inc., Cl. A1	54,390	712,509
		3,131,890
Real Estate Investment Trusts (REITs)—0.8%
Apollo Commercial Real Estate Finance, Inc.	44,110	692,968
Digital Realty Trust, Inc.	18,080	1,127,830
STAG Industrial, Inc.	19,950	413,165
		2,233,963
Health Care—5.1%
Biotechnology—0.9%
BioMarin Pharmaceutical, Inc.[1]	4,730	341,317
Celldex Therapeutics, Inc.[1]	15,320	198,547
Gilead Sciences, Inc.[1]	16,230	1,727,683
		2,267,547
Health Care Equipment & Supplies—0.4%
Covidien plc	7,290	630,658
DexCom, Inc.[1]	10,640	425,494
		1,056,152
Health Care Providers & Services—0.8%
Omnicare, Inc.	7,070	440,178
Team Health Holdings, Inc.[1]	8,420	488,276
Universal Health Services, Inc.	8,870	926,915
WellCare Health Plans, Inc.[1]	6,230	375,918
		2,231,287
Pharmaceuticals—3.0%
AbbVie, Inc.	17,070	985,963
Actavis plc[1]	10,630	2,564,806
Allergan, Inc.	3,800	677,122
Bristol-Myers Squibb Co.	17,950	918,681
Pfizer, Inc.	51,485	1,522,412
Prestige Brands Holdings, Inc.[1]	28,440	920,603
Salix Pharmaceuticals Ltd.[1]	3,260	509,342
		8,098,929
Industrials—3.8%
Airlines—0.2%
United Continental Holdings, Inc.[1]	14,050	657,400
Commercial Services & Supplies—0.9%
KAR Auction Services, Inc.	16,260	465,524
Republic Services, Inc., Cl. A	19,700	768,694
Tyco International Ltd.	26,500	1,181,105
		2,415,323
Construction & Engineering—0.4%
AECOM Technology Corp.[1]	15,730	530,887
MasTec, Inc.[1]	15,100	462,362
		993,249
Industrial Conglomerates—0.7%
General Electric Co.	72,420	1,855,400
Machinery—0.6%
Deere & Co.	11,050	905,989
Joy Global, Inc.	11,550	629,937
		1,535,926
Professional Services—0.4%
Robert Half International, Inc.	24,750	1,212,750

1    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail—0.4%
Canadian National Railway Co.	15,680	$1,112,653
Trading Companies & Distributors—0.2%
NOW, Inc.[1]	15,399	468,284
Information Technology—6.7%
Internet Software & Services—1.6%
eBay, Inc.[1]	29,020	1,643,403
Facebook, Inc., Cl. A1	20,880	1,650,355
Pandora Media, Inc.[1]	19,380	468,221
Web.com Group, Inc.[1]	26,740	533,730
		4,295,709
IT Services—1.4%
Amdocs Ltd.	22,910	1,051,111
MasterCard, Inc., Cl. A	16,990	1,255,901
Xerox Corp.	105,510	1,395,897
		3,702,909
Semiconductors & Semiconductor Equipment—1.0%
Applied Materials, Inc.	42,090	909,565
Cavium, Inc.[1]	11,080	551,008
Skyworks Solutions, Inc.	22,400	1,300,320
		2,760,893
Software—1.1%
Fortinet, Inc.[1]	32,620	824,144
Guidewire Software, Inc.[1]	14,460	641,157
Proofpoint, Inc.[1]	12,420	461,279
ServiceNow, Inc.[1]	8,210	482,584
Splunk, Inc.[1]	10,090	558,582
		2,967,746
Technology Hardware, Storage & Peripherals—1.6%
Apple, Inc.	32,410	3,265,307
Western Digital Corp.	8,680	844,738
		4,110,045
Materials—1.2%
Construction Materials—0.4%
Vulcan Materials Co.	19,310	1,163,041
Containers & Packaging—0.4%
Packaging Corp. of America	14,210	906,882
Metals & Mining—0.2%
Kaiser Aluminum Corp.	6,980	532,016
Paper & Forest Products—0.2%
P.H. Glatfelter Co.	27,990	614,381
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.6%
ORBCOMM, Inc.[1]	375	2,156
Verizon Communications, Inc.	31,450	1,572,186
		1,574,342
Utilities—0.5%
Electric Utilities—0.5%
Exelon Corp.	42,112	1,435,598
Total Common Stocks (Cost $75,737,857)		89,623,548
Preferred Stock—0.1%
Henkel AG & Co. KGaA, Preference (Cost $228,653)	2,428	242,454

	Principal Amount	Value
Asset-Backed Securities—11.7%
Auto Loan—9.7%
American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. A, 1.89%, 7/15/16[2]	$12,639	$12,650
Series 2012-2,Cl. D, 5.91%, 7/15/19[2]	310,000	316,376
Series 2012-3,Cl. C, 2.78%, 9/17/18[2]	955,000	963,133
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	443,000	448,205
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	625,000	628,623
Series 2014-2,Cl. A, 0.99%, 10/10/17[2]	398,936	399,046
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	160,000	160,045
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	355,000	358,314
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	210,000	217,245
Series 2012-4,Cl. D, 2.68%, 10/9/18	70,000	70,865
Series 2012-5,Cl. C, 1.69%, 11/8/18	165,000	165,906
Series 2012-5,Cl. D, 2.35%, 12/10/18	925,000	927,927
Series 2013-1,Cl. C, 1.57%, 1/8/19	725,000	725,009
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	415,000	417,748
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	691,787
Series 2014-2,Cl. D, 2.57%, 7/8/20	225,000	221,496
Series 2014-3,Cl. D, 3.13%, 10/8/20	195,000	195,186
California Republic Auto Receivables Trust, Series 2014-2, Cl. C, 3.29%, 3/15/21	95,000	93,896
Capital Auto Receivables Asset Trust:
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	142,075
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	194,373
Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	124,790
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[2]	54,122	54,252
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	635,000	645,511
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	141,537	141,826
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/162	26,896	27,321
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	142,579	144,454
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	494,123	494,165
Series 2014-B,Cl. A, 1.11%, 11/15/18[2]	262,522	262,094
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	370,000	370,196
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	50,714	51,190
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	165,000	165,952
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	310,000	312,859
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	240,000	242,840
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	195,000	195,274
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[2]	122,969	125,024
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	200,000	203,532
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	545,000	558,842
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	435,000	438,927
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	615,000	612,667
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[2]	130,000	131,270
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	516,000	525,302
Series 2013-2A,Cl. B, 3.09%, 7/16/18[2]	940,000	958,325
Series 2013-2A,Cl. C, 4.35%, 1/15/19[2]	480,000	496,189
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	280,000	281,511
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	280,000	283,827
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	115,900	115,957
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	135,000	135,040
First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	140,000	146,150
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	465,000	469,146
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	200,000	202,448
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	165,000	167,017
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	270,000	268,786
Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[2]	220,940	220,751

2    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	$215,000	$221,590
GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[2]	470,000	469,797
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[2]	300,000	301,680
Santander Drive Auto Receivables Trust:
Series 2012-4,Cl. D, 3.50%, 6/15/18	495,000	508,332
Series 2012-5,Cl. D, 3.30%, 9/17/18	540,000	557,484
Series 2012-6,Cl. D, 2.52%, 9/17/18	235,000	238,616
Series 2012-AA,Cl. D, 2.46%, 12/17/18[2]	945,000	953,437
Series 2013-1,Cl. C, 1.76%, 1/15/19	295,000	295,721
Series 2013-1,Cl. D, 2.27%, 1/15/19	155,000	155,434
Series 2013-2,Cl. D, 2.57%, 3/15/19	715,000	722,985
Series 2013-3,Cl. C, 1.81%, 4/15/19	950,000	947,020
Series 2013-4,Cl. D, 3.92%, 1/15/20	130,000	134,927
Series 2013-5,Cl. C, 2.25%, 6/17/19	715,000	718,866
Series 2013-A,Cl. C, 3.12%, 10/15/19[2]	315,000	322,836
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	325,000	341,132
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	266,111
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	225,130
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[2]	395,000	398,298
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	100,000	101,770
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	173,617	173,619
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	165,000	165,393
TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[2]	115,000	114,640
United Auto Credit Securitization Trust:
Series 2012-1,Cl. C, 2.52%, 3/15/16[2]	87,282	87,513
Series 2013-1,Cl. C, 2.22%, 12/15/17[2]	170,000	170,888
Series 2014-1,Cl. D, 2.38%, 10/15/18[2]	190,000	190,256
Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[2]	180,000	179,838
		25,886,653
Credit Card—1.2%
Capital One Multi-Asset Execution Trust:
Series 2006-A11,Cl. A11, 0.244%, 6/17/19[3]	665,000	662,637
Series 2006-A3,Cl. A3, 5.05%, 12/17/18	715,000	757,488
Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%, 6/15/17	650,000	651,748
Citibank Credit Card Issuance Trust, Series 2013-A11, Cl. A11, 0.396%, 2/7/18[3]	400,000	400,439
Synchrony Credit Card Master Note Trust:
Series 2010-1,Cl. A, 3.69%, 3/15/18	355,000	360,178
Series 2012-1,Cl. A, 1.03%, 1/15/18	370,000	370,625
		3,203,115
Equipment—0.3%
CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%, 6/18/29[2]	593,701	591,998
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	61,347	60,786
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	155,178	153,160
		805,944
Home Equity Loan—0.5%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	351,930	348,306
New Residential Advance Receivables Trust:
Series 2014-T1,Cl. A1, 1.274%, 3/15/45[2]	245,000	245,300
Series 2014-T1,Cl. B1, 1.671%, 3/15/45[2]	210,000	210,106
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	437,875	442,646
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	141,813	141,166
		1,387,524
Total Asset-Backed Securities (Cost $31,169,158)		31,283,236

	Principal Amount	Value
Mortgage-Backed Obligations—31.1%
Government Agency—22.4%
FHLMC/FNMA/FHLB/Sponsored—22.2%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	$51,835	$54,692
5.00%, 12/1/34	4,203	4,648
5.50%, 9/1/39	666,784	742,252
6.50%, 4/1/18-4/1/34	49,522	55,907
7.00%, 10/1/31-10/1/37	240,681	270,688
8.00%, 4/1/16	5,817	5,939
9.00%, 8/1/22-5/1/25	5,820	6,428
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 13.257%, 4/1/27[4]	109,544	18,342
Series 192,Cl. IO, 6.435%, 2/1/28[4]	29,713	7,127
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	89,495	17,397
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global
Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	343,656	346,910
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-
Backed Security, Series 176, Cl. PO, 4.068%, 6/1/26[6]	33,508	32,183
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	76,944	80,996
Series 2427,Cl. ZM, 6.50%, 3/15/32	167,567	188,355
Series 2461,Cl. PZ, 6.50%, 6/15/32	81,089	90,864
Series 2500,Cl. FD, 0.654%, 3/15/32[3]	12,727	12,909
Series 2526,Cl. FE, 0.554%, 6/15/29[3]	15,444	15,604
Series 2551,Cl. FD, 0.554%, 1/15/33[3]	9,602	9,694
Series 2626,Cl. TB, 5.00%, 6/15/33	194,983	210,889
Series 2635,Cl. AG, 3.50%, 5/15/32	64,752	67,498
Series 2707,Cl. QE, 4.50%, 11/15/18	495,467	523,600
Series 2770,Cl. TW, 4.50%, 3/15/19	21,551	22,876
Series 3025,Cl. SJ, 24.187%, 8/15/35[3]	29,294	42,335
Series 3030,Cl. FL, 0.554%, 9/15/35[3]	144,525	145,665
Series 3741,Cl. PA, 2.15%, 2/15/35	459,087	468,587
Series 3815,Cl. BD, 3.00%, 10/15/20	19,846	20,408
Series 3822,Cl. JA, 5.00%, 6/15/40	146,609	155,849
Series 3840,Cl. CA, 2.00%, 9/15/18	14,688	14,929
Series 3848,Cl. WL, 4.00%, 4/15/40	236,808	243,835
Series 3857,Cl. GL, 3.00%, 5/15/40	13,339	13,651
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,196,672	1,197,539
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 51.768%, 3/15/29[4]	104,270	20,562
Series 2796,Cl. SD, 53.296%, 7/15/26[4]	142,653	25,702
Series 2920,Cl. S, 54.194%, 1/15/35[4]	703,012	137,778
Series 2922,Cl. SE, 6.623%, 2/15/35[4]	41,622	8,953
Series 3201,Cl. SG, 3.331%, 8/15/36[4]	115,607	18,695
Series 3397,Cl. GS, 15.451%, 12/15/37[4]	47,904	8,224
Series 3424,Cl. EI, 10.158%, 4/15/38[4]	33,972	4,412
Series 3450,Cl. BI, 10.164%, 5/15/38[4]	133,758	17,731
Series 3606,Cl. SN, 2.369%, 12/15/39[4]	71,834	11,028
Federal National Mortgage Assn.:
2.50%, 10/25/29[7]	2,745,000	2,760,655
3.00%, 10/1/29[7]	2,030,000	2,091,059
4.00%, 10/1/44[7]	21,235,000	22,379,368
4.50%, 10/25/29-10/1/44[7]	10,094,000	10,880,244
5.00%, 10/1/44[7]	5,240,000	5,782,340
6.00%, 10/1/44[7]	425,000	480,433
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	552,954	582,451
5.00%, 3/1/21	25,544	26,984
5.50%, 9/1/20	4,840	5,263
6.00%, 11/1/17-3/1/37	328,630	369,785
6.50%, 5/1/17-10/1/19	68,278	71,488
7.00%, 11/1/17-10/1/35	26,074	28,587
7.50%, 1/1/33	99,035	114,972
8.50%, 7/1/32	6,133	7,095

3    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 18.93%, 6/25/23[4]	$230,655	$49,751
Series 233,Cl. 2, 40.86%, 8/25/23[4]	170,213	38,796
Series 252,Cl. 2, 40.418%, 11/25/23[4]	222,481	40,717
Series 319,Cl. 2, 1.593%, 2/25/32[4]	48,609	9,239
Series 320,Cl. 2, 6.99%, 4/25/32[4]	15,457	3,216
Series 321,Cl. 2, 0.00%, 4/25/32[4,5]	167,960	32,364
Series 331,Cl. 9, 11.327%, 2/25/33[4]	187,200	45,073
Series 334,Cl. 17, 12.267%, 2/25/33[4]	110,926	25,429
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	157,338	33,083
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	452,311	88,920
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	154,766	30,462
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	139,792	28,914
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	20,920	4,247
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	69,324	12,530
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	50,739	9,251
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	27,120	4,967
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	182,467	32,116
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	129,059	24,375
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	79,344	87,335
Series 2003-100,Cl. PA, 5.00%, 10/25/18	421,460	447,420
Series 2003-130,Cl. CS, 13.791%, 12/25/33[3]	18,821	22,052
Series 2003-28,Cl. KG, 5.50%, 4/25/23	344,625	374,597
Series 2003-84,Cl. GE, 4.50%, 9/25/18	31,401	32,965
Series 2004-101,Cl. BG, 5.00%, 1/25/20	246,147	255,617
Series 2004-25,Cl. PC, 5.50%, 1/25/34	261,048	277,411
Series 2005-104,Cl. MC, 5.50%, 12/25/25	370,944	406,634
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	282,315
Series 2005-73,Cl. DF, 0.405%, 8/25/35[3]	365,528	367,094
Series 2006-11,Cl. PS, 24.00%, 3/25/36[3]	109,123	164,762
Series 2006-46,Cl. SW, 23.633%, 6/25/36[3]	80,213	113,510
Series 2006-50,Cl. KS, 23.634%, 6/25/36[3]	17,821	25,662
Series 2008-14,Cl. BA, 4.25%, 3/25/23	139,625	146,149
Series 2008-75,Cl. DB, 4.50%, 9/25/23	119,660	125,774
Series 2009-113,Cl. DB, 3.00%, 12/25/20	424,365	437,475
Series 2009-36,Cl. FA, 1.095%, 6/25/37[3]	138,270	141,800
Series 2009-37,Cl. HA, 4.00%, 4/25/19	126,451	131,784
Series 2009-70,Cl. NT, 4.00%, 8/25/19	13,909	14,476
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,357,234	1,412,508
Series 2010-43,Cl. KG, 3.00%, 1/25/21	195,606	202,232
Series 2011-15,Cl. DA, 4.00%, 3/25/41	67,847	70,698
Series 2011-3,Cl. EL, 3.00%, 5/25/20	706,606	728,460
Series 2011-3,Cl. KA, 5.00%, 4/25/40	259,759	279,397
Series 2011-38,Cl. AH, 2.75%, 5/25/20	16,132	16,574
Series 2011-82,Cl. AD, 4.00%, 8/25/26	425,360	444,860
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.519%, 11/25/31[4]	181,765	47,043
Series 2001-81,Cl. S, 26.22%, 1/25/32[4]	46,219	10,105
Series 2002-47,Cl. NS, 32.026%, 4/25/32[4]	127,585	32,347
Series 2002-51,Cl. S, 32.221%, 8/25/32[4]	117,154	29,677
Series 2002-52,Cl. SD, 34.718%, 9/25/32[4]	166,012	40,760
Series 2002-77,Cl. SH, 36.829%, 12/18/32[4]	71,200	18,136
Series 2002-84,Cl. SA, 33.799%, 12/25/32[4]	175,812	42,068
Series 2002-9,Cl. MS, 27.073%, 3/25/32[4]	50,917	11,971
Series 2003-33,Cl. SP, 28.254%, 5/25/33[4]	196,152	41,275
Series 2003-4,Cl. S, 29.886%, 2/25/33[4]	109,819	25,651
Series 2003-46,Cl. IH, 0.00%, 6/25/23[4,5]	404,575	56,562
Series 2004-54,Cl. DS, 38.828%, 11/25/30[4]	135,199	28,017
Series 2004-56,Cl. SE, 10.912%, 10/25/33[4]	38,161	6,566
Series 2005-12,Cl. SC, 8.951%, 3/25/35[4]	20,909	3,410
Series 2005-14,Cl. SE, 38.921%, 3/25/35[4]	66,338	10,718
Series 2005-40,Cl. SA, 48.463%, 5/25/35[4]	363,367	75,336
Series 2005-52,Cl. JH, 3.78%, 5/25/35[4]	844,403	115,716
Series 2005-93,Cl. SI, 17.628%, 10/25/35[4]	91,668	12,981
Series 2007-88,Cl. XI, 34.699%, 6/25/37[4]	217,375	30,469
Series 2008-55,Cl. SA, 14.971%, 7/25/38[4]	115,074	17,333
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	48,923	3,559

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2012-40,Cl. PI, 1.051%, 4/25/41[4]	$395,909	$63,693
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.92%, 9/25/23[6]	84,869	80,785
		59,249,594
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	58,297	63,358
7.50%, 1/15/23-6/15/24	39,324	42,321
8.00%, 5/15/17-4/15/23	28,589	31,503
8.50%, 8/15/17-12/15/17	6,684	7,122
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 60.855%, 2/16/32[4]	221,641	44,663
Series 2002-76,Cl. SY, 63.316%, 12/16/26[4]	476,809	99,057
Series 2007-17,Cl. AI, 13.604%, 4/16/37[4]	494,394	108,456
Series 2011-52,Cl. HS, 9.477%, 4/16/41[4]	243,801	54,396
		450,876
Non-Agency—8.7%
Commercial—7.8%
Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	85,000	91,178
Series 2006-6,Cl. AM, 5.39%, 10/10/45	830,000	887,172
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.444%, 7/20/36[3]	950,000	894,402
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.21%, 9/26/35[2,3]	328,492	336,510
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[3]	1,049,174	1,042,966
Bear Stearns Commercial Mortgage Securities Trust, Series 2006- T24, Cl. AM, 5.568%, 10/12/41[3]	365,000	391,930
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.527%, 1/15/46[3]	515,000	541,424
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.339%, 12/10/49[3]	105,000	115,873
Series 2013-GC11,Cl. D, 4.605%, 4/10/46[2,3]	185,000	174,795
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[3]	723,416	712,364
COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.973%, 6/10/46[3]	855,000	911,954
Series 2012-CR4,Cl. D, 4.728%, 10/15/45[2,3]	185,000	181,758
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[2,3]	225,000	217,211
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[2,3]	200,000	186,338
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[4,5]	437,281	43,259
Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 6.014%, 7/10/38[3]	230,000	245,865
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[3]	500,000	546,705
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	815,000	863,353
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.642%, 2/15/39[3]	208,000	218,235
Credit Suisse First Boston Mortgage Securities Corp., Series 2005- C6, Cl. AJ, 5.23%, 12/15/40[3]	275,000	285,353
CSMC, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[2,3]	163,483	165,062
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	233,491	182,334
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%,
11/10/46[2,3]	50,000	54,145
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	173,732	168,642
Series 2005-FA8,Cl. 1A6, 0.805%, 11/25/35[3]	173,253	131,093
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.603%, 11/25/46[2,3]	50,000	51,098
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,3]	60,000	57,679

4    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K26,Cl. C, 3.723%, 12/25/45[2,3]	$40,000	$38,357
Series 2013-K27,Cl. C, 3.616%, 1/25/46[2,3]	110,000	104,784
Series 2013-K28,Cl. C, 3.614%, 6/25/46[2,3]	450,000	427,540
Series 2013-K502,Cl. C, 3.308%, 3/25/45[2,3]	220,000	220,358
Series 2013-K712,Cl. C, 3.484%, 5/25/45[2,3]	70,000	68,907
Series 2013-K713,Cl. C, 3.274%, 4/25/46[2,3]	145,000	140,780
Series 2014-K715,Cl. C, 4.265%, 2/25/46[2,3]	35,000	35,432
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.49%, 11/10/45[3]	55,000	55,632
GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[3]	200,000	210,105
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.092%, 4/25/37[2,3]	483,742	444,797
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.229%, 7/25/35[3]	61,092	61,157
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	470,000	483,898
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	690,000	730,648
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	214,549	198,665
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.618%, 9/26/36[2,3]	607,277	608,951
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[2,3]	254,417	218,839
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 6.049%, 6/15/38[3]	225,000	241,885
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.643%, 4/21/34[3]	92,907	95,225
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	500,000	536,700
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[2,3]	95,000	93,327
Series 2013-C7,Cl. D, 4.442%, 2/15/46[2,3]	115,000	108,622
Series 2013-C8,Cl. D, 4.31%, 12/15/48[2,3]	80,000	74,846
Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	470,000	506,724
Series 2007-IQ15,Cl. AM, 6.105%, 6/11/49[3]	345,000	373,562
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.048%, 11/26/36[2,3]	255,489	187,991
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[2,3]	713,188	722,702
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.385%, 8/25/34[3]	415,434	412,365
Series 2007-6,Cl. 3A1, 4.607%, 7/25/37[3]	203,520	159,375
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.048%, 5/10/63[2,3]	45,000	44,254
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[3]	205,000	206,806
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.364%, 12/25/35[3]	179,450	175,419
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.61%, 2/25/35[3]	41,762	42,212
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[3]	775,040	792,418
Series 2005-AR15,Cl. 1A6, 2.611%, 9/25/35[3]	547,580	519,747
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[3]	262,324	248,244
Series 2006-AR8,Cl. 2A4, 2.61%, 4/25/36[3]	203,671	200,350
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	145,405	150,904
Series 2007-AR8,Cl. A1, 4.371%, 11/25/37[3]	546,129	499,388
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.607%, 12/15/45[2,3]	50,000	48,020
Series 2012-C7,Cl. E, 5.001%, 6/15/45[2,3]	80,000	79,728
Series 2013-C11,Cl. D, 4.322%, 3/15/45[2,3]	49,000	46,503
Series 2013-C15,Cl. D, 4.633%, 8/15/46[2,3]	225,000	212,743
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,4,5]	3,880,747	225,976
		20,753,584

	Principal Amount	Value
Multi-Family—0.0%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.328%, 6/25/36[3]	$113,778	$105,930
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[3]	52,543	52,759
		158,689
Residential—0.9%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	501,483	442,697
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	125,498	114,890
Series 2007-C,Cl. 1A4, 5.395%, 5/20/36[3]	48,020	46,658
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.677%, 6/25/34[3]	135,385	135,959
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.265%, 7/25/36[3]	93,587	92,082
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	885,000	929,513
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	151,749	145,285
Series 2006-6,Cl. A3, 6.00%, 4/25/36	74,672	72,943
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	60,199	57,793
RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	39,851	40,377
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	16,205	12,927
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/33[3]	189,979	195,434
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.701%, 10/25/36[3]	110,200	107,994
		2,394,552
Total Mortgage-Backed Obligations (Cost $82,367,605)		83,007,295
U.S. Government Obligations—4.0%
Federal Home Loan Mortgage Corp. Nts., 5.50%, 7/18/16	65,000	70,597
Federal National Mortgage Assn. Nts., 1%, 9/27/17	193,000	192,343
United States Treasury Nts.:
0.75%, 6/30/17	9,060,000	9,001,608
1.00%, 9/15/17	832,000	830,798
1.625%, 4/30/19	552,000	550,102
Total U.S. Government Obligations (Cost $10,651,449)		10,645,448
Non-Convertible Corporate Bonds and Notes—32.3%
Consumer Discretionary—4.9%
Auto Components—0.5%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	423,000	446,794
Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	238,000	233,667
TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[2]	290,000	294,350
7.25% Sr. Unsec. Nts., 3/15/17[8]	389,000	429,845
		1,404,656
Automobiles—1.3%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	463,000	465,962
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	410,434
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	1,072,000	1,234,629
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	437,000	513,475
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	468,000	467,889

5    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	$341,000	$354,076

		3,446,465
Hotels, Restaurants & Leisure—0.7%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	151,000	151,074
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	466,611
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	77,000	80,721
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	195,282
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	403,000	440,402
Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	421,000	435,345

		1,769,435
Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	416,000	432,640
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	430,000	430,538
Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	123,000	122,643

		985,821
Media—1.2%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	183,000	217,892
British Sky Broadcasting Group plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	197,000	197,011
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	294,932
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	161,720
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	275,000	279,087
Historic TW, Inc.: 8.05% Sr. Unsec. Nts., 1/15/16	77,000	83,766
9.15% Debs., 2/1/23	118,000	159,480
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	228,670
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	441,000	426,668
Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[2]	448,000	444,080
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	105,562
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	450,000	445,807
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	188,036

		3,232,711
Specialty Retail—0.5%
Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	122,000	119,726
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	430,563
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	181,932
L Brands, Inc., 7% Sr. Unsec. Nts., 5/1/20	51,000	56,865
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	425,000	422,715
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	228,000	229,761

		1,441,562
Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	400,000	420,000
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	472,000	463,740

		883,740

	Principal Amount	Value
Consumer Staples—1.9%
Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$386,000	$587,229
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	472,000	464,330
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	270,000	270,000
Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[2]	423,000	436,332
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	235,000	245,478

		2,003,369
Food & Staples Retailing—0.2%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	251,000	267,321
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	281,000	317,868

		585,189
Food Products—0.6%
Bunge Ltd. Finance Corp.: 5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	393,946
8.50% Sr. Unsec. Nts., 6/15/19	320,000	398,277
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	267,000	268,437
Tyson Foods, Inc.: 4.875% Sr. Unsec. Nts., 8/15/34	140,000	144,542
6.60% Sr. Unsec. Nts., 4/1/16	402,000	435,092

		1,640,294
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	261,000	441,104
Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	388,000	438,204

		879,308
Energy—3.7%
Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	119,000	125,149
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	348,000	355,738
4.625% Sr. Unsec. Nts., 9/15/21	237,000	255,149
5.00% Sr. Unsec. Nts., 9/15/20	138,000	151,350
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	179,000	186,288
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	353,000	380,477

		1,454,151
Oil, Gas & Consumable Fuels—3.2%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	202,000	195,413
6.20% Sr. Unsec. Nts., 3/15/40	186,000	228,297
California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21[2,7]	442,000	449,182
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[2]	210,000	242,613
Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	389,000	431,012
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	342,000	344,633
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	164,000	154,437
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	444,402
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	239,000	248,059
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	342,000	357,494
El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	181,000	187,107
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	209,000	210,971

6    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	$356,000	$358,636
4.40% Sr. Unsec. Nts., 4/1/24	107,000	111,298
Kinder Morgan Energy Partners LP, 4.15% Sr. Unsec. Nts., 2/1/24	198,000	196,792
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	521,000	545,747
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	480,253
5.45% Sr. Unsec. Nts., 10/14/21[2]	295,000	327,100
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	288,000	321,725
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	435,000	456,750
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	277,000	301,249
4.75% Sr. Unsec. Nts., 3/15/24	229,000	246,146
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	470,000	480,575
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	465,000	491,737
Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	228,000	238,774
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	402,785

		8,453,187
Financials—9.5%
Capital Markets—2.2%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	368,000	371,243
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	458,000	482,141
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	243,000	275,426
Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	499,000	503,313
5.70% Jr. Sub. Perpetual Bonds, Series L3,9	448,000	456,698
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	401,000	419,888
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	716,000	817,114
Morgan Stanley, 5% Sub. Nts., 11/24/25	847,000	887,212
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	456,646
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	299,206
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,9]	826,000	871,430

		5,840,317
Commercial Banks—3.8%
Amsouth Bank, 5.20% Sub. Nts., 4/1/15	276,000	281,678
Bank of America Corp.:
4.20% Sub. Nts., 8/26/24	340,000	337,023
7.75% Jr. Sub. Nts., 5/14/38	424,000	573,655
8.00% Jr. Sub. Perpetual Bonds, Series K3,9	390,000	422,492
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	338,000	365,170
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	405,000	498,153
5.95% Jr. Sub. Perpetual Bonds, Series D3,9	465,000	465,436
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	378,000	437,829
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[2,3,9]	736,000	780,231
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	1,120,000	1,155,000
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	445,000	433,205
JPMorgan Chase & Co.:
3.875% Sub. Nts., 9/10/24	360,000	352,740
6.75% Jr. Sub. Perpetual Bonds, Series S3,9	399,000	422,741
Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[2]	382,000	444,807
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,3,9]	400,000	433,000

	Principal Amount	Value
Commercial Banks (Continued)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,8,9]	$751,000	$792,305
Regions Bank, 7.50% Sub. Nts., 5/15/18	150,000	175,192
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,9	500,000	531,250
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,3,9]	440,000	466,400
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	460,000	478,944
Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,9	449,000	458,541

		10,305,792
Consumer Finance—0.2%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	455,000	467,512
Diversified Financial Services—0.6%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	365,000	354,897
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	652,000	683,966
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	495,000	499,950

		1,538,813
Insurance—1.9%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	347,000	367,274
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	383,730
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	392,296
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	733,000	753,618
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	556,109
4.85% Sr. Unsec. Nts., 8/1/44[2]	269,000	268,592
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	811,000	833,303
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	331,000	334,517
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,8,9]	780,000	821,925
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,8]	437,000	471,960

		5,183,324
Real Estate—0.1%
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,265
Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	309,537
5.90% Sr. Unsec. Nts., 11/1/21	233,000	261,126
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[2]	454,000	454,035
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	255,000	251,345
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	457,000	450,145
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	225,000	228,499

		1,954,687
Health Care—1.5%
Biotechnology—0.1%
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	263,000	309,256
Health Care Equipment & Supplies—0.4%
CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	450,963

7    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
CareFusion Corp.: (Continued)
3.875% Sr. Unsec. Nts., 5/15/24	$221,000	$221,184
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	437,263

		1,109,410
Health Care Providers & Services—0.3%
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[2]	350,000	350,875
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	449,430

		800,305
Life Sciences Tools & Services—0.2%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	28,000	28,911
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	144,000	149,422
5.00% Sr. Unsec. Nts., 6/1/15	198,000	203,590
5.30% Sr. Unsec. Nts., 2/1/44	165,000	181,804

		563,727
Pharmaceuticals—0.5%
Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[2]	287,000	281,846
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	475,583
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	468,000	455,130
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	158,000	157,018

		1,369,577
Industrials—3.4%
Aerospace & Defense—0.7%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	444,000	480,630
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2,7]	196,000	195,418
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	402,000	435,165
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	117,007
3.95% Sr. Unsec. Nts., 5/28/24	214,000	212,816
Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	230,000	237,764
6.20% Sr. Unsec. Nts., 3/15/15	34,000	34,860

		1,713,660
Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	514,947
Commercial Services & Supplies—0.4%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	470,340
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	584,097

		1,054,437
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	349,000	338,530
Industrial Conglomerates—0.4%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,9	682,000	738,029
Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	202,000	202,732
3.75% Sr. Unsec. Nts., 8/15/21	155,000	156,561

		1,097,322
Machinery—0.5%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	245,823
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	410,000	430,857

	Principal Amount	Value
Machinery (Continued)
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	$384,000	$411,787
Trinity Industries, Inc., 4.55% Sr. Unsec. Nts., 10/1/24	329,000	330,328

		1,418,795
Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	427,000	434,500
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	470,000	457,075

		891,575
Road & Rail—0.4%
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	372,000	354,539
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	446,000	455,205
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	257,579

		1,067,323
Trading Companies & Distributors—0.4%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	462,840
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	437,000	467,044

		929,884
Information Technology—1.5%
Communications Equipment—0.1%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	248,000	240,260
Electronic Equipment, Instruments, & Components—0.5%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	79,000	79,393
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	566,745
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	582,061

		1,228,199
IT Services—0.4%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	351,000	349,205
3.50% Sr. Unsec. Nts., 4/15/23	244,000	240,997
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	455,191

		1,045,393
Software—0.1%
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	322,000	321,215
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	248,000	254,642
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	455,218
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[2]	410,000	419,225

		1,129,085
Materials—2.6%
Chemicals—0.5%
Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	262,000	259,426
Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15	218,000	223,862
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	155,718
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	466,313
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	349,000	340,308

		1,445,627

8    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials—0.2%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	$440,000	$457,035
Containers & Packaging—0.5%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr.
Unsec. Nts., 2/1/21	199,000	209,945
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	111,242
4.50% Sr. Unsec. Nts., 11/1/23	358,000	379,429
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	729,000	742,254

		1,442,870
Metals & Mining—1.3%
Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	344,000	345,212
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	282,000	304,475
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	220,000	212,221
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	163,504
Freeport-McMoRan, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	464,000	465,341
3.875% Sr. Unsec. Nts., 3/15/23	250,000	247,258
5.45% Sr. Unsec. Nts., 3/15/43	157,000	160,660
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	342,000	352,582
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	391,000	410,166
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	339,000	343,068
Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	125,000	116,478
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24[2]	230,000	229,397

		3,350,362
Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	177,929
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.6%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	297,000	274,100
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	313,000	492,707
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts.,
3/23/16	385,000	411,477
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	451,575
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	313,010
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	169,000	214,735
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	455,000	461,256
Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	1,050,000	1,137,133
5.012% Sr. Unsec. Nts., 8/21/54[2]	105,000	105,955
6.40% Sr. Unsec. Nts., 2/15/38	223,000	271,735

		4,133,683
Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	164,000	153,298
Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	123,000	126,468
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	130,546
6.25% Sr. Unsec. Nts., 11/30/32	150,000	176,570

		586,882

	Principal Amount	Value
Utilities—1.5%
Electric Utilities—1.0%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	$118,000	$119,176
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[2]	405,000	436,780
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	257,000	265,354
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	390,000	389,692
5.30% Sr. Unsec. Nts., 7/1/43	93,000	105,212
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	237,000	252,134
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	97,383
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	159,347
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	590,000	663,356

		2,488,434
Independent Power and Renewable Electricity Producers—0.1%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	329,000	333,511
Multi-Utilities—0.4%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	425,364
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	240,000	246,011
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	172,000	192,537
TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	259,000	267,985

		1,131,897

Total Non-Convertible Corporate Bonds and Notes
(Cost $83,980,782)		86,338,728
	Shares
Investment Company—2.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[10,11]
(Cost $5,367,607)	5,367,607	5,367,607

9    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional (000’s)		Value
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 6/20/19 Call[1]	JPM	Buy	CDX.NA.IG.22	1.000%	12/17/14	USD	15,449	$15,749
Credit Default Swap maturing 6/20/19 Call[1]	JPM	Buy	CDX.NA.IG.22	1.000	12/17/14	USD	15,349	15,647
Credit Default Swap maturing 6/20/19 Call[1]	DEU	Buy	CDX.NA.IG.22	1.000	10/15/14	USD	16,335	704
Credit Default Swap maturing 6/20/19 Call[1]	JPM	Buy	CDX.NA.IG.22	1.000	10/15/14	USD	16,188	697
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $111,022)								32,797
Total Investments, at Value (Cost $289,614,133)							114.7%	306,541,113
Net Other Assets (Liabilities)							(14.7)	(39,261,745)
Net Assets							100 .0%	$267,279,368

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $43,510,738 or 16.28% of the Fund’s net assets as of September 30, 2014.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,108,601 or 0.79% of the Fund’s net assets as of September 30, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $112,968 or 0.04% of the Fund’s net assets as of September 30, 2014.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See accompanying Notes.

8. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $2,516,035, which represents 0.94% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	$762,865	$792,305	$29,440
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-7/22/13	748,929	821,925	72,996
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	3/31/14-4/8/14	438,034	429,845	(8,189)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	458,377	471,960	13,583
		$2,408,205	$2,516,035	$107,830

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Rate shown is the 7-day yield as of September 30, 2014.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	19,917,607	—	14,550,000	5,367,607

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,367,607	$9,530

10    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of September 30, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	12/19/14	42	$5,792,062	$21,223
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	150	32,826,564	30,435
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/14	3	354,773	(58)
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	21	2,617,453	7,480
United States Treasury Ultra Bonds	CBT	Buy	12/19/14	34	5,185,000	(1,744)
						$57,336

Glossary:

Counterparty Abbreviations
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Definition
CDX.NA.IG.22	Markit CDX North American Investment Grade High Volatility

Exchange Abbreviations
CBT	Chicago Board of Trade

11    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Capital Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$56,811,459
Sold securities	12,561,806

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

12    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or

13    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,141,201	$—	$—	$11,141,201
Consumer Staples	4,167,146	2,097,936	—	6,265,082
Energy	9,061,686	—	—	9,061,686
Financials	15,187,117	—	—	15,187,117
Health Care	13,653,915	—	—	13,653,915
Industrials	10,250,985	—	—	10,250,985
Information Technology	17,837,302	—	—	17,837,302
Materials	3,216,320	—	—	3,216,320
Telecommunication Services	1,574,342	—	—	1,574,342
Utilities	1,435,598	—	—	1,435,598
Preferred Stock	—	242,454	—	242,454
Asset-Backed Securities	—	31,283,236	—	31,283,236
Mortgage-Backed Obligations	—	83,007,295	—	83,007,295
U.S. Government Obligations	—	10,645,448	—	10,645,448
Non-Convertible Corporate Bonds and Notes	—	86,338,728	—	86,338,728
Investment Company	5,367,607	—	—	5,367,607
Over-the-Counter Credit Default Swaptions Purchased	—	32,797	—	32,797
Total Investments, at Value	92,893,219	213,647,894	—	306,541,113
Other Financial Instruments:
Futures contracts	59,138	—	—	59,138
Total Assets	$92,952,357	$213,647,894	$—	$306,600,251
Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,802)	$—	$—	$(1,802)
Total Liabilities	$(1,802)	$—	$—	$(1,802)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

14    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

15    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $13,431,462 and $27,680,331 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $21,268 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be

16    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$289,665,204
Federal tax cost of other investments	(24,054,844)

Total federal tax cost	$265,610,360

Gross unrealized appreciation	$20,332,699
Gross unrealized depreciation	(3,399,454)

Net unrealized appreciation	$16,933,245

17    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value
Common Stocks—99.6%
Consumer Discretionary—18.4%
Auto Components—0.8%
Magna International, Inc.	77,410	$7,346,983

Hotels, Restaurants & Leisure—2.1%
Chipotle Mexican Grill, Inc., Cl. A1	18,650	12,431,904
Wynn Resorts Ltd.	39,940	7,471,975
		19,903,879

Household Durables—0.9%
Harman International Industries, Inc.	89,730	8,797,129

Internet & Catalog Retail—2.2%
Amazon.com, Inc.[1]	15,844	5,108,739
Priceline Group, Inc. (The)[1]	2,140	2,479,361
TripAdvisor, Inc.[1]	144,040	13,168,137
		20,756,237

Media—5.7%
Time Warner, Inc.	236,185	17,763,474
Twenty-First Century Fox, Inc., Cl. B	703,770	23,442,579
Walt Disney Co. (The)	141,490	12,596,854
		53,802,907

Multiline Retail—1.4%
Macy’s, Inc.	230,080	13,386,055

Specialty Retail—2.5%
Tiffany & Co.	134,450	12,948,879
TJX Cos., Inc. (The)	173,770	10,281,971
		23,230,850

Textiles, Apparel & Luxury Goods—2.8%
NIKE, Inc., Cl. B	86,220	7,690,824
VF Corp.	277,180	18,302,196
		25,993,020

Consumer Staples—6.6%
Beverages—1.9%
Brown-Forman Corp., Cl. B	104,685	9,444,681
SABMiller plc	158,370	8,800,351
		18,245,032

Food & Staples Retailing—3.6%
Costco Wholesale Corp.	129,600	16,241,472
CVS Health Corp.	215,480	17,150,053
		33,391,525

Food Products—1.1%
Hershey Co. (The)	110,850	10,578,415

Energy—3.7%
Energy Equipment & Services—1.7%
Cameron International Corp.[1]	137,516	9,128,312
Halliburton Co.	99,720	6,432,937
		15,561,249

Oil, Gas & Consumable Fuels—2.0%
Antero Resources Corp.[1]	45,470	2,495,848
Cimarex Energy Co.	18,720	2,368,642
EOG Resources, Inc.	85,140	8,430,563
Pioneer Natural Resources Co.	29,830	5,875,615
		19,170,668

Financials—7.1%
Capital Markets—4.3%
Ameriprise Financial, Inc.	62,650	7,729,757
Charles Schwab Corp. (The)	551,030	16,194,772
Invesco Ltd.	282,150	11,139,282
Northern Trust Corp.	82,920	5,641,047
		40,704,858

	Shares	Value
Consumer Finance—1.1%
Discover Financial Services	156,690	$10,089,269

Insurance—1.7%
Aon plc	182,350	15,986,625

Health Care—22.1%
Biotechnology—12.2%
Biogen Idec, Inc.[1]	129,260	42,760,500
Celgene Corp.[1]	275,674	26,128,382
Gilead Sciences, Inc.[1]	409,440	43,584,888
Vertex Pharmaceuticals, Inc.[1]	24,425	2,743,172
		115,216,942

Life Sciences Tools & Services—1.5%
Thermo Fisher Scientific, Inc.	115,200	14,019,840

Pharmaceuticals—8.4%
Actavis plc[1]	95,650	23,078,432
Allergan, Inc.	42,010	7,485,762
Bristol-Myers Squibb Co.	287,470	14,712,715
Novo Nordisk AS, Sponsored ADR	61,460	2,926,725
Perrigo Co. plc	78,080	11,726,835
Roche Holding AG	16,832	4,983,990
Valeant Pharmaceuticals International, Inc.[1]	107,037	14,043,255
		78,957,714

Industrials—7.0%
Aerospace & Defense—0.9%
B/E Aerospace, Inc.[1]	100,180	8,409,109

Building Products—0.5%
Allegion plc	99,350	4,733,034

Commercial Services & Supplies—1.2%
Tyco International Ltd.	245,990	10,963,774

Machinery—3.5%
Caterpillar, Inc.	92,760	9,186,023
Pall Corp.	104,930	8,782,641
Parker-Hannifin Corp.	106,240	12,127,296
Pentair plc	46,626	3,053,537
		33,149,497

Road & Rail—0.6%
Canadian Pacific Railway Ltd.	27,800	5,767,666

Trading Companies & Distributors—0.3%
United Rentals, Inc.[1]	30,590	3,398,549

Information Technology—30.8%
Communications Equipment—1.6%
Cisco Systems, Inc.	595,260	14,982,694

Internet Software & Services—9.6%
Alibaba Group Holding Ltd., Sponsored ADR[1]	49,100	4,362,535
Facebook, Inc., Cl. A1	513,820	40,612,333
Google, Inc., Cl. A1	27,530	16,198,927
Google, Inc., Cl. C1	14,590	8,423,683
LinkedIn Corp., Cl. A1	98,990	20,569,132
		90,166,610

IT Services—4.9%
Alliance Data Systems Corp.[1]	20,880	5,183,878
MasterCard, Inc., Cl. A	317,960	23,503,603
Visa, Inc., Cl. A	80,437	17,162,843
		45,850,324

Software—4.8%
Autodesk, Inc.[1]	330,960	18,235,896
Oracle Corp.	334,950	12,821,886
ServiceNow, Inc.[1]	59,210	3,480,364
Splunk, Inc.[1]	81,760	4,526,233

1	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
Workday, Inc., Cl. A1	75,470	$ 6,226,275
		45,290,654

Technology Hardware, Storage & Peripherals—9.9%
Apple, Inc.	615,870	62,048,902
EMC Corp.	595,450	17,422,867
Western Digital Corp.	146,480	14,255,434
		93,727,203

Materials—3.9%
Chemicals—3.9%
Dow Chemical Co. (The)	250,630	13,143,037
Methanex Corp.	108,060	7,218,408
PPG Industries, Inc.	84,480	16,620,595
		36,982,040
Total Common Stocks (Cost $671,746,782)		938,560,351

Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $10,259,454)	10,259,454	10,259,454
Total Investments, at Value (Cost $682,006,236)	100.7%	948,819,805

Net Other Assets (Liabilities)	(0.7)	(6,240,613)

Net Assets	100.0%	$ 942,579,192

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of September 30, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	3,644,176	187,567,729	180,952,451	10,259,454

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$10,259,454	$6,486

2	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$173,217,060	$—	$—	$173,217,060
Consumer Staples	53,414,621	8,800,351	—	62,214,972
Energy	34,731,917	—	—	34,731,917
Financials	66,780,752	—	—	66,780,752
Health Care	203,210,506	4,983,990	—	208,194,496
Industrials	66,421,629	—	—	66,421,629
Information Technology	290,017,485	—	—	290,017,485
Materials	36,982,040	—	—	36,982,040
Investment Company	10,259,454	—	—	10,259,454

Total Assets	$935,035,464	$13,784,341	$—	$948,819,805

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$682,376,508

Gross unrealized appreciation	$272,155,552
Gross unrealized depreciation	(5,712,255)

Net unrealized appreciation	$266,443,297

5	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Principal Amount	Value
Asset-Backed Securities—17.7%
Auto Loan—14.7%
American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. A, 1.89%, 7/15/16[1]	$20,223	$20,240
Series 2012-2,Cl. D, 5.91%, 7/15/19[1]	260,000	265,348
Series 2012-3,Cl. C, 2.78%, 9/17/18[1]	90,000	90,766
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	381,000	385,477
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	520,000	523,014
Series 2014-2,Cl. A, 0.99%, 10/10/17[1]	338,719	338,812
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	135,000	135,038
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	295,000	297,754
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	305,000	315,522
Series 2012-4,Cl. D, 2.68%, 10/9/18	75,000	75,927
Series 2012-5,Cl. C, 1.69%, 11/8/18	255,000	256,401
Series 2012-5,Cl. D, 2.35%, 12/10/18	365,000	366,155
Series 2013-1,Cl. C, 1.57%, 1/8/19	420,000	420,005
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	347,285
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	30,655
Series 2013-5,Cl. D, 2.86%, 12/8/19	225,000	226,873
Series 2014-2,Cl. D, 2.57%, 7/8/20	190,000	187,041
Series 2014-3,Cl. D, 3.13%, 10/8/20	155,000	155,148
California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	230,154
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	79,071
Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,294
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	116,704
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	159,485
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[1]	47,183	47,296
Series 2013-2A,Cl. B, 3.15%, 8/15/19[1]	530,000	538,773
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	121,879	122,128
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	36,251	36,823
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	230,754	233,788
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	414,869	414,904
Series 2014-B,Cl. A, 1.11%, 11/15/18[1]	212,733	212,387
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	310,000	310,165
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[1]	235,000	236,355
Series 2013-2A,Cl. B, 2.26%, 10/15/21[1]	260,000	262,398
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	200,000	202,367
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,224
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[1]	20,495	20,837
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	175,000	178,090
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	497,319
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	363,250
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	523,008
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[1]	205,000	207,002
Series 2012-2A,Cl. C, 3.06%, 7/16/18[1]	35,000	35,631
Series 2013-2A,Cl. B, 3.09%, 7/16/18[1]	595,000	606,599
Series 2013-2A,Cl. C, 4.35%, 1/15/19[1]	405,000	418,659
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	231,241
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	233,144
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	94,437	94,484
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	110,033
First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[1]	60,000	61,322
Series 2012-1A,Cl. D, 5.65%, 4/15/18[1]	155,000	161,809
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	388,433
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	167,020
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	126,528
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	223,988

Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	191,760	191,595

	Principal Amount	Value
Auto Loan (Continued)
Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	$295,000	$304,042
GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]	545,000	544,764
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.405%, 9/25/18[1,2]	385,000	385,488
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[1]	180,000	181,008
Santander Drive Auto Receivables Trust:
Series 2012-4,Cl. D, 3.50%, 6/15/18	680,000	698,315
Series 2012-5,Cl. D, 3.30%, 9/17/18	835,000	862,035
Series 2012-6,Cl. D, 2.52%, 9/17/18	880,000	893,539
Series 2012-AA,Cl. D, 2.46%, 12/17/18[1]	480,000	484,286
Series 2013-1,Cl. C, 1.76%, 1/15/19	455,000	456,113
Series 2013-1,Cl. D, 2.27%, 1/15/19	240,000	240,673
Series 2013-2,Cl. D, 2.57%, 3/15/19	325,000	328,629
Series 2013-3,Cl. C, 1.81%, 4/15/19	100,000	99,686
Series 2013-4,Cl. D, 3.92%, 1/15/20	110,000	114,169
Series 2013-5,Cl. C, 2.25%, 6/17/19	35,000	35,189
Series 2013-5,Cl. D, 2.73%, 10/15/19	215,000	216,324
Series 2013-A,Cl. C, 3.12%, 10/15/19[1]	780,000	799,403
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	283,402
Series 2014-1,Cl. D, 2.91%, 4/15/20	160,000	160,671
Series 2014-4,Cl. D, 3.10%, 11/16/20	185,000	185,107
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[1]	190,000	191,587
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	145,000	147,566
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	148,814	148,817
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	140,333
TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	100,000	99,687
United Auto Credit Securitization Trust:
Series 2012-1,Cl. C, 2.52%, 3/15/16[1]	138,196	138,563
Series 2013-1,Cl. C, 2.22%, 12/15/17[1]	145,000	145,757
Series 2014-1,Cl. D, 2.38%, 10/15/18[1]	160,000	160,215
Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	155,000	154,861
		21,346,998

Credit Card—1.9%
Capital One Multi-Asset Execution Trust:
Series 2006-A11,Cl. A11, 0.244%, 6/17/19[2]	495,000	493,241
Series 2006-A3,Cl. A3, 5.05%, 12/17/18	535,000	566,792
Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%, 6/15/17	465,000	466,250
Citibank Credit Card Issuance Trust, Series 2013-A11, Cl. A11, 0.396%, 2/7/18[2]	300,000	300,330
Synchrony Credit Card Master Note Trust:
Series 2010-1,Cl. A, 3.69%, 3/15/18	520,000	527,584
Series 2012-1,Cl. A, 1.03%, 1/15/18	385,000	385,650
		2,739,847

Equipment—0.3%
CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	301,717	300,851
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	88,186	87,381
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	96,986	95,725
		483,957

Home Equity Loan—0.8%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	295,622	292,577
New Residential Advance Receivables Trust:
Series 2014-T1,Cl. A1, 1.274%, 3/15/45[1]	202,500	202,748
Series 2014-T1,Cl. B1, 1.671%, 3/15/45[1]	175,000	175,088

1      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Home Equity Loan (Continued)
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[1]	$362,542	$366,492
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[1]	118,940	118,397
		1,155,302
Total Asset-Backed Securities (Cost $25,625,681)		25,726,104

Mortgage-Backed Obligations—49.1%
Government Agency—35.3%
FHLMC/FNMA/FHLB/Sponsored—35.0%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	7,145	7,902
5.50%, 9/1/39	649,860	723,414
6.00%, 5/1/18-10/1/29	998,482	1,122,036
6.50%, 4/1/18-4/1/34	258,008	292,175
7.00%, 8/1/16-10/1/37	313,870	363,501
8.00%, 4/1/16	27,094	27,660
9.00%, 8/1/22-5/1/25	25,674	28,363
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,733	1,966
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 12.699%, 9/1/29[3]	9,820	2,110
Series 206,Cl. IO, 0.00%, 12/1/29[3,4]	152,600	31,251
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	121,252	23,570
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	275,617	278,227
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.09%, 6/1/26[5]	55,847	53,639
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	6,858	7,556
Series 1674,Cl. Z, 6.75%, 2/15/24	20,938	23,263
Series 2034,Cl. Z, 6.50%, 2/15/28	2,866	3,186
Series 2042,Cl. N, 6.50%, 3/15/28	7,494	8,368
Series 2043,Cl. ZP, 6.50%, 4/15/28	354,746	398,159
Series 2046,Cl. G, 6.50%, 4/15/28	21,733	24,314
Series 2053,Cl. Z, 6.50%, 4/15/28	3,436	3,821
Series 2066,Cl. Z, 6.50%, 6/15/28	390,609	431,419
Series 2195,Cl. LH, 6.50%, 10/15/29	279,220	311,357
Series 2220,Cl. PD, 8.00%, 3/15/30	1,719	1,988
Series 2326,Cl. ZP, 6.50%, 6/15/31	75,294	84,460
Series 2461,Cl. PZ, 6.50%, 6/15/32	342,496	383,780
Series 2470,Cl. LF, 1.154%, 2/15/32[2]	2,694	2,778
Series 2500,Cl. FD, 0.654%, 3/15/32[2]	80,398	81,550
Series 2526,Cl. FE, 0.554%, 6/15/29[2]	105,223	106,310
Series 2538,Cl. F, 0.754%, 12/15/32[2]	291,558	296,052
Series 2551,Cl. FD, 0.554%, 1/15/33[2]	63,919	64,531
Series 2635,Cl. AG, 3.50%, 5/15/32	51,335	53,512
Series 2707,Cl. QE, 4.50%, 11/15/18	28,475	30,092
Series 2770,Cl. TW, 4.50%, 3/15/19	17,241	18,300
Series 3025,Cl. SJ, 24.187%, 8/15/35[2]	29,294	42,335
Series 3030,Cl. FL, 0.554%, 9/15/35[2]	4,169	4,202
Series 3645,Cl. EH, 3.00%, 12/15/20	149,462	154,514
Series 3741,Cl. PA, 2.15%, 2/15/35	372,232	379,935
Series 3815,Cl. BD, 3.00%, 10/15/20	9,923	10,204
Series 3822,Cl. JA, 5.00%, 6/15/40	14,439	15,349
Series 3840,Cl. CA, 2.00%, 9/15/18	7,344	7,464
Series 3848,Cl. WL, 4.00%, 4/15/40	57,009	58,701
Series 3857,Cl. GL, 3.00%, 5/15/40	11,433	11,701
Series 4221,Cl. HJ, 1.50%, 7/15/23	133,442	133,539
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 49.346%, 7/17/28[3]	2,190	497
Series 2079,Cl. S, 3.12%, 7/17/28[3]	4,086	954
Series 2130,Cl. SC, 51.888%, 3/15/29[3]	160,945	31,738

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2526,Cl. SE, 29.208%, 6/15/29[3]	$4,752	$1,195
Series 2796,Cl. SD, 52.006%, 7/15/26[3]	242,310	43,657
Series 2920,Cl. S, 54.514%, 1/15/35[3]	892,515	174,917
Series 2922,Cl. SE, 6.668%, 2/15/35[3]	106,099	22,823
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	46,336	7,832
Series 3201,Cl. SG, 3.463%, 8/15/36[3]	267,414	43,244
Series 3397,Cl. GS, 15.451%, 12/15/37[3]	22,300	3,828
Series 3424,Cl. EI, 10.158%, 4/15/38[3]	30,488	3,959
Series 3450,Cl. BI, 10.468%, 5/15/38[3]	583,969	77,409
Series 3606,Cl. SN, 2.368%, 12/15/39[3]	155,641	23,895
Federal National Mortgage Assn.:
2.50%, 10/25/29[6]	2,315,000	2,328,203
3.00%, 10/1/29[6]	1,715,000	1,766,584
4.00%, 10/1/44[6]	17,785,000	18,743,445
4.50%, 10/1/44[6]	7,985,000	8,616,314
5.00%, 10/1/44[6]	3,280,000	3,619,480
6.00%, 10/1/44[6]	160,000	180,869
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	322,524	339,719
5.00%, 3/1/21-7/1/22	23,207	24,515
5.50%, 2/1/35-5/1/36	260,155	291,587
6.50%, 5/1/17-1/1/34	313,589	329,762
7.00%, 11/1/17-7/1/35	101,647	109,976
7.50%, 1/1/33	6,329	7,347
8.50%, 7/1/32	14,457	16,725
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 41.613%, 5/25/23[3]	3,650	654
Series 222,Cl. 2, 19.438%, 6/25/23[3]	383,087	82,629
Series 252,Cl. 2, 39.987%, 11/25/23[3]	379,372	69,431
Series 294,Cl. 2, 11.819%, 2/25/28[3]	40,638	7,663
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	3,621	688
Series 303,Cl. IO, 9.667%, 11/25/29[3]	70,978	14,331
Series 320,Cl. 2, 7.072%, 4/25/32[3]	272,236	56,640
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	748,352	144,197
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	7,831	1,511
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	11,144	2,557
Series 331,Cl. 9, 11.09%, 2/25/33[3]	232,087	55,881
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	18,661	4,187
Series 334,Cl. 17, 12.336%, 2/25/33[3]	158,353	36,301
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	265,748	55,878
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	565,733	111,218
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	259,854	51,145
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	67,649	12,277
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	185,725	38,415
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	91,213	18,519
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	148,120	26,772
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	111,022	20,242
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	54,239	9,935
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	201,524	35,470
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	10,699	1,955
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	218,448	41,258
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	327,065	58,808
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	267,941	298,155
Series 1998-58,Cl. PC, 6.50%, 10/25/28	199,525	222,843
Series 1998-61,Cl. PL, 6.00%, 11/25/28	102,933	113,300
Series 1999-54,Cl. LH, 6.50%, 11/25/29	168,927	186,453
Series 2001-44,Cl. QC, 6.00%, 9/25/16	4,459	4,619
Series 2001-51,Cl. OD, 6.50%, 10/25/31	13,415	14,750
Series 2001-74,Cl. QE, 6.00%, 12/25/31	253,033	279,477
Series 2002-12,Cl. PG, 6.00%, 3/25/17	2,680	2,798
Series 2003-100,Cl. PA, 5.00%, 10/25/18	312,916	332,190
Series 2003-28,Cl. KG, 5.50%, 4/25/23	2,063,586	2,243,056
Series 2003-84,Cl. GE, 4.50%, 9/25/18	14,493	15,214
Series 2004-101,Cl. BG, 5.00%, 1/25/20	334,807	347,688
Series 2004-25,Cl. PC, 5.50%, 1/25/34	10,442	11,096

2      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-73,Cl. DF, 0.405%, 8/25/35[2]	$15,010	$15,074
Series 2006-11,Cl. PS, 24.00%, 3/25/36[2]	145,841	220,203
Series 2006-46,Cl. SW, 23.633%, 6/25/36[2]	107,303	151,844
Series 2006-50,Cl. KS, 23.634%, 6/25/36[2]	155,146	223,412
Series 2008-14,Cl. BA, 4.25%, 3/25/23	48,126	50,375
Series 2008-75,Cl. DB, 4.50%, 9/25/23	93,647	98,431
Series 2009-113,Cl. DB, 3.00%, 12/25/20	312,309	321,958
Series 2009-36,Cl. FA, 1.095%, 6/25/37[2]	146,342	150,078
Series 2009-70,Cl. NT, 4.00%, 8/25/19	6,589	6,857
Series 2009-70,Cl. TL, 4.00%, 8/25/19	146,411	152,374
Series 2010-43,Cl. KG, 3.00%, 1/25/21	83,550	86,380
Series 2011-3,Cl. EL, 3.00%, 5/25/20	520,023	536,107
Series 2011-38,Cl. AH, 2.75%, 5/25/20	8,686	8,924
Series 2011-82,Cl. AD, 4.00%, 8/25/26	164,309	171,841
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 28.113%, 11/18/31[3]	9,653	2,457
Series 2001-63,Cl. SD, 29.112%, 12/18/31[3]	3,495	814
Series 2001-65,Cl. S, 27.553%, 11/25/31[3]	242,199	62,684
Series 2001-68,Cl. SC, 19.748%, 11/25/31[3]	2,213	551
Series 2001-81,Cl. S, 26.259%, 1/25/32[3]	70,110	15,328
Series 2002-28,Cl. SA, 35.68%, 4/25/32[3]	2,179	535
Series 2002-38,Cl. SO, 45.385%, 4/25/32[3]	6,043	1,336
Series 2002-39,Cl. SD, 36.41%, 3/18/32[3]	3,996	887
Series 2002-47,Cl. NS, 32.041%, 4/25/32[3]	216,817	54,969
Series 2002-48,Cl. S, 31.328%, 7/25/32[3]	3,593	857
Series 2002-51,Cl. S, 32.259%, 8/25/32[3]	199,039	50,419
Series 2002-52,Cl. SD, 34.464%, 9/25/32[3]	281,258	69,056
Series 2002-52,Cl. SL, 33.847%, 9/25/32[3]	2,252	571
Series 2002-53,Cl. SK, 31.627%, 4/25/32[3]	13,924	3,476
Series 2002-56,Cl. SN, 33.087%, 7/25/32[3]	4,898	1,082
Series 2002-60,Cl. SM, 29.382%, 8/25/32[3]	31,819	6,625
Series 2002-7,Cl. SK, 25.869%, 1/25/32[3]	15,216	3,424
Series 2002-77,Cl. BS, 23.977%, 12/18/32[3]	20,104	4,350
Series 2002-77,Cl. IS, 40.886%, 12/18/32[3]	10,296	2,325
Series 2002-77,Cl. SH, 33.434%, 12/18/32[3]	101,945	25,968
Series 2002-84,Cl. SA, 33.824%, 12/25/32[3]	234,450	56,099
Series 2002-9,Cl. MS, 27.32%, 3/25/32[3]	3,783	889
Series 2002-90,Cl. SN, 30.491%, 8/25/32[3]	16,369	3,408
Series 2002-90,Cl. SY, 36.129%, 9/25/32[3]	11,734	2,326
Series 2003-26,Cl. DI, 6.839%, 4/25/33[3]	10,720	2,049
Series 2003-33,Cl. SP, 28.293%, 5/25/33[3]	247,659	52,113
Series 2003-4,Cl. S, 29.951%, 2/25/33[3]	157,261	36,732
Series 2004-54,Cl. DS, 38.928%, 11/25/30[3]	198,843	41,205
Series 2005-12,Cl. SC, 8.951%, 3/25/35[3]	53,415	8,711
Series 2005-14,Cl. SE, 39.077%, 3/25/35[3]	158,227	25,565
Series 2005-40,Cl. SA, 48.593%, 5/25/35[3]	463,480	96,092
Series 2005-40,Cl. SB, 53.201%, 5/25/35[3]	21,381	4,307
Series 2005-52,Cl. JH, 3.78%, 5/25/35[3]	109,611	15,021
Series 2005-93,Cl. SI, 11.662%, 10/25/35[3]	377,067	53,396
Series 2008-55,Cl. SA, 14.34%, 7/25/38[3]	30,551	4,602
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	158,015	11,495
Series 2012-40,Cl. PI, 1.051%, 4/25/41[3]	197,954	31,847
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.93%, 9/25/23[5]	121,616	115,763
		51,012,421

GNMA/Guaranteed—0.3%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	12,837	14,402
8.50%, 8/15/17-12/15/17	31,063	33,101
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 62.16%, 2/16/32[3]	340,678	68,651
Series 2007-17,Cl. AI, 13.604%, 4/16/37[3]	103,478	22,700
Series 2011-52,Cl. HS, 9.473%, 4/16/41[3]	694,550	154,964

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	$47,824	$56,305
Series 2000-7,Cl. Z, 8.00%, 1/16/30	18,164	20,944
		371,067

Non-Agency—13.8%
Commercial—12.2%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[3,4]	1,734,587	63,224
Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	425,000	455,890
Series 2006-6,Cl. AM, 5.39%, 10/10/45	685,000	732,184
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.444%, 7/20/36[2]	795,000	748,473
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.21%, 9/26/35[1,2]	248,650	254,719
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[2]	282,858	281,185
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[2]	295,000	316,765
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,3,4]	1,583,065	69,373
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.527%, 1/15/46[2]	420,000	441,549
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	33,064	32,592
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.339%, 12/10/49[2]	410,000	452,455
Series 2013-GC11,Cl. D, 4.605%, 4/10/46[1,2]	160,000	151,174
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[2]	487,885	480,432
COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.973%, 6/10/46[2]	695,000	741,296
Series 2012-CR4,Cl. D, 4.728%, 10/15/45[1,2]	50,000	49,124
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,2]	75,000	72,404
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[1,2]	175,000	163,045
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[3,4]	2,759,731	273,015
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1,Cl. AJ, 5.642%, 2/15/39[2]	275,000	288,532
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	155,000	166,111
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	410,000	425,435
CSMC, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	91,083	91,963
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	274,216	214,137
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,2]	75,000	81,218
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	251,667	244,295
Series 2005-FA8,Cl. 1A6, 0.805%, 11/25/35[2]	262,504	198,626
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.603%, 11/25/46[1,2]	35,000	35,769
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	90,000	86,518
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,2]	60,000	57,536
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	95,000	90,495
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,2]	285,000	270,775
Series 2013-K502,Cl. C, 3.308%, 3/25/45[1,2]	175,000	175,285
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,2]	75,000	73,829
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	115,000	111,653
Series 2014-K715,Cl. C, 4.265%, 2/25/46[1,2]	50,000	50,617
GCCFC Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 6.014%, 7/10/38[2]	35,000	37,414
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[2]	475,000	519,370

3      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GCCFC Commercial Mortgage Trust: (Continued)
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	$220,000	$233,052
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.49%, 11/10/45[2]	50,000	50,575
GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[2]	165,000	173,337
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.092%, 4/25/37[1,2]	450,091	413,855
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.229%, 7/25/35[2]	172,621	172,805
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	415,000	427,272
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	275,000	291,200
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	417,179	386,293
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.618%, 9/26/36[1,2]	346,849	347,805
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[1,2]	407,067	350,143
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[3,4]	716,121	16,295
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 6.049%, 6/15/38[2]	185,000	198,884
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	72,351	63,512
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	565,000	606,470
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[1,2]	145,000	142,446
Series 2013-C7,Cl. D, 4.442%, 2/15/46[1,2]	175,000	165,295
Series 2013-C8,Cl. D, 4.31%, 12/15/48[1,2]	130,000	121,624
Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	540,000	582,193
Series 2007-IQ15,Cl. AM, 6.105%, 6/11/49[2]	490,000	530,567
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.048%, 11/26/36[1,2]	461,673	339,702
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[1,2]	394,801	400,067
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0%, 5/18/32[3,4]	3,026,424	45
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Cl. 3A1, 4.607%, 7/25/37[2]	395,069	309,375
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.048%, 5/10/63[1,2]	65,000	63,922
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17,Cl. AJ, 5.224%, 3/15/42[2]	175,000	176,542
Series 2005-C22,Cl. AM, 5.499%, 12/15/44[2]	260,000	271,282
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.364%, 12/25/35[2]	309,697	302,739
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[2]	654,255	668,924
Series 2005-AR15,Cl. 1A6, 2.611%, 9/25/35[2]	77,124	73,204
Series 2006-AR8,Cl. 2A4, 2.61%, 4/25/36[2]	189,849	186,753
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	222,448	230,860
Series 2007-AR3,Cl. A4, 5.68%, 4/25/37[2]	88,120	87,300
Series 2007-AR8,Cl. A1, 4.371%, 11/25/37[2]	225,654	206,340
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.607%, 12/15/45[1,2]	75,000	72,030
Series 2012-C7,Cl. E, 5.001%, 6/15/45[1,2]	120,000	119,592
Series 2013-C11,Cl. D, 4.322%, 3/15/45[1,2]	74,000	70,229
		17,851,006

Multi-Family—0.3%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.328%, 6/25/36[2]	232,670	216,621
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[2]	167,845	168,534
		385,155

	Principal Amount	Value
Residential—1.3%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	$234,263	$214,461
Series 2007-C,Cl. 1A4, 5.395%, 5/20/36[2]	93,038	90,399
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	153,378	144,636
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.265%, 7/25/36[2]	181,385	178,469
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	115,000	120,784
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	179,703	172,048
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	24,903	26,396
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	135,253	129,847
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.255%, 8/25/36[2]	55,430	27,733
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.274%, 10/25/36[2]	32,350	32,101
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[7,8]	3,370,016	374,072
RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	54,134	54,848
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,282	1,023
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	15,854	12,854
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/33[2]	167,716	172,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.701%, 10/25/36[2]	215,524	211,209
		1,963,412
Total Mortgage-Backed Obligations (Cost $75,131,694)		71,583,061

U.S. Government Obligations—4.1%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	259,000	258,118
United States Treasury Nts.:
0.75%, 6/30/17	3,120,000	3,099,892
1.00%, 9/15/17	1,120,000	1,118,382
1.625%, 4/30/19	1,438,000	1,433,056
Total U.S. Government Obligations (Cost $5,912,053)		5,909,448

Corporate Bonds and Notes—50.0%
Consumer Discretionary—7.7%
Auto Components—0.8%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	354,000	373,913
Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	200,000	196,359
TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[1]	245,000	248,675
7.25% Sr. Unsec. Nts., 3/15/17[7]	328,000	362,440
		1,181,387

Automobiles—1.9%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	316,000	318,021
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	358,941
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	814,000	937,489
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	363,000	426,525
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	392,000	391,907
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	294,890
		2,727,773

Hotels, Restaurants & Leisure—1.1%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	134,066

4      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	$386,000	$387,337
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	65,000	68,141
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	310,784
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	335,000	366,091
Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	352,000	363,994
		1,630,413

Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	354,000	368,160
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	364,000	364,455
Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	104,000	103,698
		836,313

Media—2.0%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	192,888
British Sky Broadcasting Group plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	165,000	165,009
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	420,098
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	130,000	134,767
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	235,000	238,492
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	69,624
9.15% Debs., 2/1/23	96,000	129,746
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	191,000	193,257
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	373,000	360,877
Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[1]	381,000	377,666
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	88,840
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	381,000	377,450
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	159,266
		2,907,980

Specialty Retail—0.8%
Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	102,000	100,099
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	349,000	362,088
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	154,697
L Brands, Inc., 7% Sr. Unsec. Nts., 5/1/20	42,000	46,830
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	353,091
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	192,000	193,483
		1,210,288

Textiles, Apparel & Luxury Goods—0.5%
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	335,000	351,750
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	405,000	397,913
		749,663

	Principal Amount	Value
Consumer Staples—3.2%
Beverages—1.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$324,000	$492,907
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	423,000	416,126
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	433,000	433,000
Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	368,252
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	206,000	215,185
		1,925,470

Food & Staples Retailing—0.4%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	228,980
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	236,000	266,964
		495,944

Food Products—1.0%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	343,280
8.50% Sr. Unsec. Nts., 6/15/19	289,000	359,694
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	221,000	222,189
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	121,829
6.60% Sr. Unsec. Nts., 4/1/16	341,000	369,071
		1,416,063

Tobacco—0.5%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	383,642
Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	325,000	367,053
		750,695

Energy—5.8%
Energy Equipment & Services—0.8%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	100,000	105,167
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	294,000	300,538
4.625% Sr. Unsec. Nts., 9/15/21	201,000	216,392
5.00% Sr. Unsec. Nts., 9/15/20	117,000	128,318
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	153,000	159,229
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	300,000	323,352
		1,232,996

Oil, Gas & Consumable Fuels—5.0%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	170,000	164,456
6.20% Sr. Unsec. Nts., 3/15/40	163,000	200,066
California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21[1,6]	371,000	377,029
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	182,000	210,264
Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	334,000	370,072
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	289,000	291,225
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	147,000	138,429
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	373,338
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	203,000	210,695

5      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	$290,000	$303,138
El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	152,000	157,128
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	326,000	329,074
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	299,000	301,214
4.40% Sr. Unsec. Nts., 4/1/24	89,000	92,575
Kinder Morgan Energy Partners LP, 4.15% Sr. Unsec. Nts., 2/1/24	167,000	165,982
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	437,000	457,758
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	404,315
5.45% Sr. Unsec. Nts., 10/14/21[1]	245,000	271,659
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	241,000	269,221
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	343,000	360,150
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	238,000	258,835
4.75% Sr. Unsec. Nts., 3/15/24	194,000	208,525
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	390,000	398,775
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	345,000	364,838
Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	194,000	203,167
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	354,000	383,295
		7,265,223

Financials—14.6%
Capital Markets—3.5%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	312,000	314,749
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	402,135
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	209,000	236,889
Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	347,000	349,999
5.70% Jr. Sub. Perpetual Bonds, Series L2,9	381,000	388,397
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	337,000	352,874
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	603,000	688,156
Morgan Stanley, 5% Sub. Nts., 11/24/25	714,000	747,898
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	376,834
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	470,826
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,9]	695,000	733,225
		5,061,982

Commercial Banks—5.8%
Amsouth Bank, 5.20% Sub. Nts., 4/1/15	419,000	427,620
Bank of America Corp.:
4.20% Sub. Nts., 8/26/24	285,000	282,504
7.75% Jr. Sub. Nts., 5/14/38	354,000	478,948
8.00% Jr. Sub. Perpetual Bonds, Series K2,9	330,000	357,493
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	284,000	306,829
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	344,000	423,122
5.95% Jr. Sub. Perpetual Bonds, Series D2,9	358,000	358,336

	Principal Amount	Value
Commercial Banks (Continued)
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	$313,000	$362,541
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,2,9]	627,000	664,680
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	890,000	917,813
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]	370,000	360,193
JPMorgan Chase & Co.:
3.875% Sub. Nts., 9/10/24	302,000	295,910
6.75% Jr. Sub. Perpetual Bonds, Series S2,9	330,000	349,635
Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[1]	319,000	371,449
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,9]	334,000	361,555
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,7,9]	667,000	703,685
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,9	300,000	318,750
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,9]	370,000	392,200
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	385,000	400,856
Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S2,9	383,000	391,139
		8,525,258

Consumer Finance—0.3%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	389,000	399,697

Diversified Financial Services—0.8%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	309,000	300,447
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	548,000	574,867
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	355,000	358,550
		1,233,864

Insurance—3.0%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	292,000	309,061
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	321,165
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	325,166
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	608,000	625,102
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	456,000	467,008
4.85% Sr. Unsec. Nts., 8/1/44[1]	224,000	223,661
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	688,000	706,920
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	300,000	303,187
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,7,9]	663,000	698,636
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,7]	365,000	394,200
		4,374,106

Real Estate—0.1%
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	150,377

Real Estate Investment Trusts (REITs)—1.1%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	161,828
5.90% Sr. Unsec. Nts., 11/1/21	200,000	224,142

6      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[1]	$391,000	$391,031
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	227,000	223,746
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	381,000	375,285
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	186,000	188,893
		1,564,925

Health Care—2.4%
Biotechnology—0.2%
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	272,804

Health Care Equipment & Supplies—0.6%
CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	382,273
3.875% Sr. Unsec. Nts., 5/15/24	188,000	188,156
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	362,157
		932,586

Health Care Providers & Services—0.5%
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[1]	295,000	295,737
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	372,750
		668,487

Life Sciences Tools & Services—0.3%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	23,000	23,748
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	125,556
5.00% Sr. Unsec. Nts., 6/1/15	165,000	169,659
5.30% Sr. Unsec. Nts., 2/1/44	140,000	154,258
		473,221

Pharmaceuticals—0.8%
Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[1]	243,000	238,636
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	402,250
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	386,000	375,385
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	151,000	150,062
		1,166,333

Industrials—5.0%
Aerospace & Defense—1.0%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	382,000	413,515
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1,6]	164,000	163,513
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	342,000	370,215
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	99,159
3.95% Sr. Unsec. Nts., 5/28/24	181,000	179,999
Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	189,000	195,379
6.20% Sr. Unsec. Nts., 3/15/15	28,000	28,708
		1,450,488

Building Products—0.3%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	430,312

Commercial Services & Supplies—0.6%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	396,975

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	$485,000	$492,673
		889,648

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	285,180

Industrial Conglomerates—0.6%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,9	574,000	621,157
Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	171,000	171,620
3.75% Sr. Unsec. Nts., 8/15/21	135,000	136,359
		929,136

Machinery—0.8%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	202,752
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	340,000	357,296
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	323,000	346,373
Trinity Industries, Inc., 4.55% Sr. Unsec. Nts., 10/1/24	274,000	275,106
		1,181,527

Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	367,341

Road & Rail—0.6%
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	315,000	300,214
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	375,595
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	236,973
		912,782

Trading Companies & Distributors—0.6%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	388,745
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	376,000	401,850
		790,595

Information Technology—2.4%
Communications Equipment—0.1%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	212,000	205,384

Electronic Equipment, Instruments, & Components—0.8%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	124,000	124,617
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	568,903
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	500,000	529,147
		1,222,667

IT Services—0.6%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	297,000	295,481
3.50% Sr. Unsec. Nts., 4/15/23	207,000	204,452
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	396,392
		896,325

Software—0.2%
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	269,000	268,344

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	211,000	216,651

7      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	$367,000	$377,122
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	340,000	347,650
		941,423

Materials—3.9%
Chemicals—0.9%
Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	222,000	219,819
Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15	182,000	186,894
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	133,009
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	393,775
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	306,000	298,379
		1,231,876

Construction Materials—0.3%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	365,000	379,132

Containers & Packaging—0.7%
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	92,538
4.50% Sr. Unsec. Nts., 11/1/23	300,000	317,957
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	617,000	628,217
		1,038,712

Metals & Mining—1.9%
Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	288,000	289,015
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	238,000	256,968
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	190,000	183,281
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	149,108
Freeport-McMoRan, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	403,000	404,165
3.875% Sr. Unsec. Nts., 3/15/23	215,000	212,642
5.45% Sr. Unsec. Nts., 3/15/43	113,000	115,634
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	252,581
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	370,000	388,137
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	284,000	287,408
Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	105,000	97,841
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24[1]	193,000	192,494
		2,829,274

Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	148,761

Telecommunication Services—2.7%
Diversified Telecommunication Services—2.4%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	252,000	232,569
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	264,000	415,574
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	325,000	347,351
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	344,000	383,560
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	259,900

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	$142,000	$180,428
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	316,000	320,345
Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	891,000	964,939
5.012% Sr. Unsec. Nts., 8/21/54[1]	90,000	90,818
6.40% Sr. Unsec. Nts., 2/15/38	195,000	237,616
		3,433,100

Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	138,000	128,995
Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	102,000	104,876
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	119,000	109,401
6.25% Sr. Unsec. Nts., 11/30/32	125,000	147,142
		490,414

Utilities—2.3%
Electric Utilities—1.4%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	99,000	99,987
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	340,000	366,680
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	230,000	237,476
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	329,000	328,740
5.30% Sr. Unsec. Nts., 7/1/43	78,000	88,243
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	198,000	210,643
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	80,783
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	205,739
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	482,339
		2,100,630

Independent Power and Renewable Electricity Producers—0.2%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	272,000	275,729

Multi-Utilities—0.7%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	360,347
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	207,059
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	155,000	173,508
TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	216,000	223,493
		964,407
Total Corporate Bonds and Notes (Cost $70,357,582)		72,817,035

	Shares
Investment Company—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[10,11] (Cost $3,093,235)	3,093,235	3,093,235

8      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional (000’s)		Value
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 6/20/19 Call[12]	JPM	Buy	CDX.NA.IG. 22	1.000	12/17/14	USD	13,008	$13,260
Credit Default Swap maturing 6/20/19 Call[12]	JPM	Buy	CDX.NA.IG. 22	1.000	12/17/14	USD	12,849	13,098
Credit Default Swap maturing 6/20/19 Call[12]	DEU	Buy	CDX.NA.IG. 22	1.000	10/15/14	USD	13,730	592
Credit Default Swap maturing 6/20/19 Call[12]	JPM	Buy	CDX.NA.IG. 22	1.000	10/15/14	USD	13,729	592
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $93,522)								27,542
Total Investments, at Value (Cost $180,213,767)							123.0%	179,156,425
Net Other Assets (Liabilities)							(23.0)	(33,517,188)

Net Assets							100.0%	$145,639,237

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,130,692 or 24.81% of the Fund’s net assets as of September 30, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,873,279 or 1.97% of the Fund’s net assets as of September 30, 2014.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $169,402 or 0.12% of the Fund’s net assets as of September 30, 2014.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See accompanying Notes.

7. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $2,533,033, which represents 1.74% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	$3,281,116	$374,072	$(2,907,044)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	677,537	703,685	26,148
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/17/10-2/16/12	607,795	698,636	90,841
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	3/31/14-4/8/14	369,345	362,440	(6,905)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	382,855	394,200	11,345

		$5,318,648	$2,533,033	$(2,785,615)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	22,407,494	37,552,683	56,866,942	3,093,235

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$3,093,235	$5,146

11. Rate shown is the 7-day yield as of September 30, 2014.

12. Non-income producing security.

9      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

Futures Contracts as of September 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	12/19/14	25	$3,447,656	$23,301
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	138	30,200,439	28,426
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/14	2	236,515	45
United States Treasury Nts., 10 yr.	CBT	Buy	12/19/14	11	1,371,047	8,332
United States Treasury Ultra Bonds	CBT	Buy	12/19/14	54	8,235,000	(2,674)

						$57,430

Glossary:
Counterparty Abbreviations
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Definitions
CDX.NA.IG.22	Markit CDX North American Investment Grade High Volatility

Exchange Abbreviations
CBT	Chicago Board of Trade

10      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$45,900,193
Sold securities	10,106,681

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$3,281,116
Market Value	$374,072
Market value as % of Net Assets	0.26%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are

11      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield

12      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$25,726,104	$—	$25,726,104
Mortgage-Backed Obligations	—	71,145,477	437,584	71,583,061
U.S. Government Obligations	—	5,909,448	—	5,909,448
Corporate Bonds and Notes	—	72,817,035	—	72,817,035
Investment Company	3,093,235	—	—	3,093,235
Over-the-Counter Credit Default Swaptions Purchased	—	27,542	—	27,542

Total Investments, at Value	3,093,235	175,625,606	437,584	179,156,425
Other Financial Instruments:
Futures contracts	60,104	—	—	60,104

Total Assets	$3,153,339	$175,625,606	$437,584	$179,216,529

Liabilities Table
Other Financial Instruments:
Futures contracts	$(2,674)	$—	$—	$(2,674)

Total Liabilities	$(2,674)	$—	$—	$(2,674)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

13      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $11,026,467 and $33,243,651 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or

14      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $17,902 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

15      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$180,297,272
Federal tax cost of other investments	(23,862,962)

Total federal tax cost	$156,434,310

Gross unrealized appreciation	$4,955,936
Gross unrealized depreciation	(6,039,353)

Net unrealized depreciation	$(1,083,417)

16      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—11.7%
Hotels, Restaurants & Leisure—1.4%
GTECH SpA	593,860	$14,075,527
McDonald’s Corp.	265,790	25,199,550
		39,275,077
Internet & Catalog Retail—0.3%
JD.com, Inc., ADR[1]	322,208	8,319,410
Media—2.9%
Walt Disney Co. (The)	696,590	62,017,408
Zee Entertainment Enterprises Ltd.	3,773,981	19,125,264
		81,142,672
Specialty Retail—3.1%
Inditex SA	1,564,935	43,111,806
Tiffany & Co.	428,770	41,294,839
		84,406,645
Textiles, Apparel & Luxury Goods—4.0%
Brunello Cucinelli SpA	78,468	1,625,961
Kering	222,980	44,874,927
LVMH Moet Hennessy Louis Vuitton SA	284,120	46,056,091
Tod’s SpA	163,812	16,205,404
		108,762,383
Consumer Staples—6.0%
Beverages—1.5%
AMBEV SA, ADR	2,673,445	17,511,065
Fomento Economico Mexicano SAB de CV, ADR	247,855	22,815,053
		40,326,118
Food Products—2.7%
Nestle SA	369,303	27,088,263
Unilever plc	1,125,413	46,975,847
		74,064,110
Household Products—1.8%
Colgate-Palmolive Co.	786,210	51,276,616
Energy—2.5%
Energy Equipment & Services—1.4%
Technip SA	473,720	39,748,285
Oil, Gas & Consumable Fuels—1.1%
Gazprom OAO, Sponsored ADR	1,140,950	7,992,737
Repsol SA	891,974	21,109,272
		29,102,009
Financials—22.2%
Capital Markets—5.4%
Credit Suisse Group AG1	1,303,804	35,942,623
Deutsche Bank AG	677,838	23,775,646
Goldman Sachs Group, Inc. (The)	223,420	41,013,209
UBS AG1	2,795,405	48,500,599
		149,232,077
Commercial Banks—7.4%
Banco Bilbao Vizcaya Argentaria SA	3,095,157	37,073,101
Citigroup, Inc.	1,047,100	54,260,722
ICICI Bank Ltd., Sponsored ADR	813,970	39,965,927
Itau Unibanco Holding SA, Preference, ADR	1,785,054	24,776,549
Societe Generale SA	428,189	21,764,276
Sumitomo Mitsui Financial Group, Inc.	644,700	26,308,688
		204,149,263
Diversified Financial Services—3.5%
BM&FBovespa SA	4,001,800	18,294,410
FNFV Group[1]	78,900	1,085,664
McGraw Hill Financial, Inc.	749,530	63,297,808

	Shares	Value
Diversified Financial Services (Continued)
Moscow Exchange (The)	9,064,495	$13,364,628
		96,042,510
Insurance—5.1%
Allianz SE	272,189	44,096,019
Dai-ichi Life Insurance Co. Ltd. (The)	2,079,700	30,899,170
FNF Group	588,960	16,337,751
Prudential plc	2,198,417	48,828,579
		140,161,519
Real Estate Management & Development—0.8%
DLF Ltd.	9,199,331	22,256,116
Health Care—16.4%
Biotechnology—5.9%
Biogen Idec, Inc.[1]	70,840	23,434,580
BioMarin Pharmaceutical, Inc.[1]	210,960	15,222,874
Celldex Therapeutics, Inc.[1]	1,102,650	14,290,344
Circassia Pharmaceuticals plc[1]	2,418,180	11,916,268
Clovis Oncology, Inc.[1]	258,870	11,742,343
Gilead Sciences, Inc.[1]	363,040	38,645,608
Medivation, Inc.[1]	134,320	13,280,218
Vertex Pharmaceuticals, Inc.[1]	307,560	34,542,064
		163,074,299
Health Care Equipment & Supplies—1.6%
St. Jude Medical, Inc.	264,970	15,932,646
Zimmer Holdings, Inc.	280,930	28,247,512
		44,180,158
Health Care Providers & Services—3.3%
Aetna, Inc.	558,090	45,205,290
WellPoint, Inc.	392,165	46,910,777
		92,116,067
Pharmaceuticals—5.6%
Allergan, Inc.	178,410	31,790,878
Bayer AG	311,253	43,592,020
Roche Holding AG	115,755	34,275,296
Shire plc	345,700	29,878,772
Theravance Biopharma, Inc.[1]	157,022	3,619,357
Theravance, Inc.	618,840	10,575,976
		153,732,299
Industrials—11.8%
Aerospace & Defense—2.9%
Airbus Group NV	846,370	53,126,625
Embraer SA, Sponsored ADR	702,013	27,532,950
		80,659,575
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	308,370	30,309,687
Building Products—1.5%
Assa Abloy AB, Cl. B	821,221	42,113,022
Construction & Engineering—0.4%
FLSmidth & Co. AS	225,765	10,752,811
Electrical Equipment—2.5%
Emerson Electric Co.	376,570	23,565,751
Nidec Corp.	556,700	37,692,751
Prysmian SpA	510,996	9,431,220
		70,689,722
Industrial Conglomerates—2.7%
3M Co.	248,650	35,228,732
Seibu Holdings, Inc.	346,100	6,896,484
Siemens AG	264,412	31,514,314
		73,639,530

1    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery—0.7%
FANUC Corp.	106,300	$19,196,168
Information Technology—23.5%
Communications Equipment—2.6%
Telefonaktiebolaget LM Ericsson, Cl. B	5,739,657	72,447,482
Electronic Equipment, Instruments, & Components—4.4%
Keyence Corp.	92,211	40,114,380
Kyocera Corp.	610,400	28,475,315
Murata Manufacturing Co. Ltd.	473,000	53,829,856
		122,419,551
Internet Software & Services—6.9%
Alibaba Group Holding Ltd., Sponsored ADR[1]	52,800	4,691,280
eBay, Inc.[1]	1,078,410	61,070,358
Facebook, Inc., Cl. A1	547,070	43,240,413
Google, Inc., Cl. A1	69,750	41,041,597
Google, Inc., Cl. C1	69,750	40,270,860
		190,314,508
IT Services—0.2%
Earthport plc[1]	5,973,654	4,159,088
Semiconductors & Semiconductor Equipment—3.3%
Altera Corp.	1,355,560	48,501,937
Maxim Integrated Products, Inc.	1,423,845	43,057,073
		91,559,010
Software—6.1%
Adobe Systems, Inc.[1]	668,703	46,267,561
Intuit, Inc.	540,430	47,368,690
Microsoft Corp.	542,770	25,162,817
SAP SE	686,072	49,472,988
		168,272,056

	Shares	Value
Materials—1.7%
Chemicals—1.0%
Linde AG	145,665	$27,991,069
Metals & Mining—0.7%
Alrosa AO1	8,201,668	7,359,020
Vale SA, Cl. B, Sponsored ADR	945,880	10,414,139
		17,773,159
Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
KDDI Corp.	726,800	43,734,308
Total Common Stocks (Cost $1,490,147,356)		2,687,398,379
Preferred Stocks—1.8%
Bayerische Motoren Werke (BMW) AG, Preference	603,767	49,084,797
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601	1,077,931
Total Preferred Stocks (Cost $19,068,488)		50,162,728
	Units
Rights, Warrants and Certificates—0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 1EUR, Exp. 10/13/14[1] (Cost $—)	3,095,157	308,838
	Shares
Investment Company—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $14,144,684)	14,144,684	14,144,684
Total Investments, at Value (Cost $1,523,360,528)	99.7%	2,752,014,629
Net Other Assets (Liabilities)	0.3	8,995,832
Net Assets	100.0%	$2,761,010,461

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR         European Dollar

1. Non-income producing security.
2. Rate shown is the 7-day yield as of September 30, 2014.
3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	9,026,377	258,167,395	253,049,088	14,144,684

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$14,144,684	$12,178

2    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,184,834,835	43.1%
Japan	287,147,120	10.4
Germany	269,526,853	9.8
France	152,443,579	5.5
Switzerland	145,806,782	5.3
Sweden	114,560,504	4.2
United Kingdom	111,879,782	4.1
Spain	101,603,017	3.7
Brazil	98,529,113	3.6
India	82,425,238	3.0
Netherlands	53,126,625	1.9
Italy	41,338,111	1.5
Ireland	29,878,772	1.1
Russia	28,716,386	1.0
Mexico	22,815,053	0.8
China	13,010,691	0.5
Denmark	10,752,811	0.4
Cayman Islands	3,619,357	0.1

Total	$2,752,014,629	100.0%

3    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Global Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

   The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

   The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

   The following methodologies are used to determine the market value or the fair value of the types of securities described below:

   Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

   Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

   Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

   Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$136,831,207	$185,074,980	$—	$321,906,187
Consumer Staples	91,602,734	74,064,110	—	165,666,844
Energy	—	68,850,294	—	68,850,294
Financials	240,737,630	371,103,855	—	611,841,485
Health Care	333,440,467	119,662,356	—	453,102,823
Industrials	116,637,120	210,723,395	—	327,360,515
Information Technology	400,672,586	248,499,109	—	649,171,695
Materials	10,414,139	35,350,089	—	45,764,228
Telecommunication Services	—	43,734,308	—	43,734,308
Preferred Stocks	1,077,931	49,084,797	—	50,162,728
Rights, Warrants and Certificates	—	308,838	—	308,838
Investment Company	14,144,684	—	—	14,144,684

Total Assets	$1,345,558,498	$1,406,456,131	$—	$2,752,014,629

The table below shows the transfers between Level 2 and Level 1. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

5    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 1*
Assets Table
Investments, at Value:
Common Stocks
Diversified Financial Services	$ (18,121,874)	$18,121,874

Total Assets	$ (18,121,874)	$18,121,874

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,545,974,590

Gross unrealized appreciation	$1,275,142,401
Gross unrealized depreciation	(69,102,362)

Net unrealized appreciation	$1,206,040,039

6      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value		Shares	Value
Common Stocks—99.9%			Health Care Equipment & Supplies—0.7%
Consumer Discretionary—11.9%			Covidien plc	79,160	$6,848,132

Auto Components—1.4%			Intuitive Surgical, Inc.[1]	5,830	2,692,410

Delphi Automotive plc	323,670	$19,853,918			9,540,542

Automobiles—1.3%			Health Care Providers & Services—3.2%

General Motors Co.	540,280	17,256,543	Express Scripts Holding Co.[1]	364,057	25,713,346

			UnitedHealth Group, Inc.	219,520	18,933,600

Media—3.6%					44,646,946

Comcast Corp., Cl. A	717,400	38,581,772

Twenty-First Century Fox, Inc., Cl. A	323,480	11,092,129	Pharmaceuticals—9.3%

		49,673,901	AbbVie, Inc.	404,815	23,382,115

			Actavis plc[1]	144,550	34,877,024

Specialty Retail—5.0%			Allergan, Inc.	128,970	22,981,164

AutoZone, Inc.[1]	56,670	28,882,432	Pfizer, Inc.	1,073,639	31,747,505

Home Depot, Inc. (The)	268,100	24,595,494	Zoetis, Inc., Cl. A	447,120	16,521,084

TJX Cos., Inc. (The)	262,680	15,542,776			129,508,892

		69,020,702

			Industrials—10.4%

Textiles, Apparel & Luxury Goods—0.6%			Commercial Services & Supplies—3.3%

PVH Corp.	68,570	8,307,256	Republic Services, Inc., Cl. A	335,570	13,093,941

			Tyco International Ltd.	721,675	32,165,055

Consumer Staples—9.6%					45,258,996

Beverages—2.1%

Diageo plc	1,000,450	28,926,983	Industrial Conglomerates—2.9%

			General Electric Co.	1,583,700	40,574,394

Food Products—2.8%

Mondelez International, Inc., Cl. A	1,123,790	38,506,664	Machinery—2.5%

			Deere & Co.	412,330	33,806,937

Household Products—2.0%

Henkel AG & Co. KGaA	297,746	27,827,726	Road & Rail—1.7%

			Canadian National Railway Co.	337,610	23,956,805

Tobacco—2.7%

Philip Morris International, Inc.	452,609	37,747,591	Information Technology—20.2%

			Internet Software & Services—8.8%

Energy—8.6%			eBay, Inc.[1]	583,025	33,016,706

Energy Equipment & Services—2.7%			Facebook, Inc., Cl. A1	254,280	20,098,291

National Oilwell Varco, Inc.	483,560	36,798,916	Google, Inc., Cl. A1	47,340	27,855,329

			Google, Inc., Cl. C1	71,450	41,252,372

Oil, Gas & Consumable Fuels—5.9%					122,222,698

Chevron Corp.	338,260	40,361,183

Noble Energy, Inc.	608,900	41,624,404	IT Services—5.2%

		81,985,587	Amdocs Ltd.	433,750	19,900,450

			MasterCard, Inc., Cl. A	401,020	29,643,399

Financials—17.7%			Xerox Corp.	1,663,840	22,012,603

Commercial Banks—6.7%					71,556,452

CIT Group, Inc.	439,560	20,202,178

Citigroup, Inc.	795,798	41,238,252	Semiconductors & Semiconductor Equipment—1.2%

JPMorgan Chase & Co.	525,650	31,665,156	Applied Materials, Inc.	732,050	15,819,601

		93,105,586

			Technology Hardware, Storage & Peripherals—5.0%

Consumer Finance—1.6%			Apple, Inc.	550,974	55,510,630

Discover Financial Services	351,383	22,625,551	Western Digital Corp.	141,230	13,744,504

					69,255,134

Diversified Financial Services—4.1%

CME Group, Inc., Cl. A	377,120	30,152,629	Materials—2.1%

McGraw Hill Financial, Inc.	312,611	26,399,999	Construction Materials—1.6%

		56,552,628	Vulcan Materials Co.	368,770	22,211,017

Insurance—4.9%			Metals & Mining—0.5%

American International Group, Inc.	495,720	26,778,795	Teck Resources Ltd., Cl. B	366,100	6,915,629

Genworth Financial, Inc., Cl. A1	1,074,040	14,069,924

Lincoln National Corp.	188,860	10,119,119	Telecommunication Services—1.7%

Marsh & McLennan Cos., Inc.	312,610	16,362,007	Diversified Telecommunication Services—1.7%

		67,329,845	Verizon Communications, Inc.	479,420	23,966,206

Real Estate Investment Trusts (REITs)—0.4%			Utilities—1.6%

Digital Realty Trust, Inc.	79,650	4,968,567	Electric Utilities—1.6%

			Exelon Corp.	640,167	21,823,293

Health Care—16.1%			Total Common Stocks (Cost $975,162,084)		1,381,223,292

Biotechnology—2.9%

Gilead Sciences, Inc.[1]	372,680	39,671,786

1      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stock—0.1%
Henkel AG & Co. KGaA, Preference
(Cost $1,353,089)	18,271	$1,824,495

Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $4,670,271)	4,670,271	4,670,271

Total Investments, at Value
(Cost $981,185,444)	100.3%	1,387,718,058
Net Other Assets (Liabilities)	(0.3)	(4,666,130)
Net Assets	100.0%	$1,383,051,928

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	28,023,569	246,497,476	269,850,774	4,670,271

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,670,271	$8,045

3. Rate show is the 7-day yield as of September 30, 2014.

2      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS September 30, 2014 Unaudited

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$164,112,320	$—	$—	$164,112,320
Consumer Staples	76,254,255	56,754,709	—	133,008,964
Energy	118,784,503	—	—	118,784,503
Financials	244,582,177	—	—	244,582,177
Health Care	223,368,166	—	—	223,368,166
Industrials	143,597,132	—	—	143,597,132
Information Technology	278,853,885	—	—	278,853,885
Materials	29,126,646	—	—	29,126,646
Telecommunication Services	23,966,206	—	—	23,966,206
Utilities	21,823,293	—	—	21,823,293
Preferred Stock	—	1,824,495	—	1,824,495
Investment Company	4,670,271	—	—	4,670,271

Total Assets	$1,329,138,854	$58,579,204	$—	$1,387,718,058

4      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$982,061,338

Gross unrealized appreciation	$421,474,167
Gross unrealized depreciation	(15,817,447)

Net unrealized appreciation	$405,656,720

5      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value		Shares	Value
Common Stocks—99.4%			Thrifts & Mortgage Finance (Continued)
Consumer Discretionary—12.4%			Oritani Financial Corp.	567,580	$7,997,202

Auto Components—1.9%					17,152,672

Dana Holding Corp.	1,029,993	$19,744,966

			Health Care—14.8%

Diversified Consumer Services—2.1%			Biotechnology—1.4%

LifeLock, Inc.[1]	1,014,500	14,497,205	Celldex Therapeutics, Inc.[1]	228,570	2,962,267

Matthews International Corp., Cl. A	161,770	7,100,085	Keryx Biopharmaceuticals, Inc.[1]	560,190	7,702,613

		21,597,290	Ultragenyx Pharmaceutical, Inc.[1]	69,280	3,921,248

					14,586,128

Hotels, Restaurants & Leisure—4.8%

Brinker International, Inc.	274,350	13,934,236	Health Care Equipment & Supplies—4.2%

Dunkin’ Brands Group, Inc.	106,723	4,783,325	DexCom, Inc.[1]	187,210	7,486,528

International Speedway Corp., Cl. A	169,837	5,373,643	Endologix, Inc.[1]	419,240	4,443,944

Popeyes Louisiana Kitchen, Inc.[1]	246,620	9,988,110	Greatbatch, Inc.[1]	220,171	9,381,486

Texas Roadhouse, Inc.	532,590	14,827,306	Integra LifeSciences Holdings Corp.[1]	197,760	9,816,807

		48,906,620	Spectranetics Corp. (The)[1]	441,260	11,724,278

					42,853,043

Household Durables—0.9%

KB Home	602,720	9,004,637	Health Care Providers & Services—5.2%

			Acadia Healthcare Co., Inc.[1]	202,710	9,831,435

Specialty Retail—2.7%			HealthSouth Corp.	404,660	14,931,954

Mattress Firm Holding Corp.[1]	226,430	13,599,386	Team Health Holdings, Inc.[1]	226,130	13,113,279

Monro Muffler Brake, Inc.	152,819	7,416,306	WellCare Health Plans, Inc.[1]	256,941	15,503,820

Signet Jewelers Ltd.	54,710	6,232,016			53,380,488

		27,247,708

			Health Care Technology—0.9%

Consumer Staples—1.2%			HMS Holdings Corp.[1]	500,136	9,427,564

Food Products—1.2%

Flowers Foods, Inc.	212,780	3,906,641	Life Sciences Tools & Services—0.8%

Pinnacle Foods, Inc.	257,330	8,401,824	Fluidigm Corp.[1]	97,700	2,393,650

		12,308,465	MorphoSys AG1	56,999	5,590,274

					7,983,924

Energy—5.3%

Oil, Gas & Consumable Fuels—5.3%			Pharmaceuticals—2.3%

Cone Midstream Partners LP1	550,651	15,473,293	AcelRx Pharmaceuticals, Inc.[1]	389,860	2,140,331

Renewable Energy Group, Inc.[1]	957,413	9,717,742	Aratana Therapeutics, Inc.[1]	303,420	3,046,337

Valero Energy Partners LP	171,480	7,653,152	Prestige Brands Holdings, Inc.[1]	568,206	18,392,828

Western Refining, Inc.	496,551	20,850,177			23,579,496

		53,694,364

			Industrials—17.7%

Financials—22.6%			Aerospace & Defense—1.6%

Capital Markets—0.5%			AAR Corp.	224,795	5,428,799

Investment Technology Group, Inc.[1]	313,900	4,947,064	Orbital Sciences Corp.[1]	386,250	10,737,750

					16,166,549

Commercial Banks—9.1%

BancorpSouth, Inc.	692,880	13,954,603	Air Freight & Couriers—0.9%

BankUnited, Inc.	514,305	15,681,159	XPO Logistics, Inc.[1]	244,300	9,202,781

First Niagara Financial Group, Inc.	1,934,300	16,112,719

FirstMerit Corp.	735,796	12,950,010	Airlines—1.0%

MB Financial, Inc.	517,320	14,319,418	Spirit Airlines, Inc.[1]	150,370	10,396,582

Talmer Bancorp, Inc., Cl. A	416,640	5,762,131	Commercial Services & Supplies—5.0%

Webster Financial Corp.	491,090	14,310,363	ABM Industries, Inc.	332,690	8,546,806

		93,090,403	ACCO Brands Corp.[1]	1,913,577	13,203,682

Insurance—1.0%			KAR Auction Services, Inc.	692,440	19,824,557

AmTrust Financial Services, Inc.	134,847	5,369,608	Waste Connections, Inc.	200,600	9,733,112

Endurance Specialty Holdings Ltd.	94,340	5,205,681			51,308,157

		10,575,289	Construction & Engineering—1.8%

Real Estate Investment Trusts (REITs)—10.3%			AECOM Technology Corp.[1]	295,113	9,960,064

Apollo Commercial Real Estate Finance, Inc.	844,762	13,271,211	MasTec, Inc.[1]	278,450	8,526,139

Chatham Lodging Trust	681,750	15,734,790			18,486,203

DuPont Fabros Technology, Inc.	381,290	10,310,082	Electrical Equipment—0.5%

LaSalle Hotel Properties	746,636	25,564,817	Generac Holdings, Inc.[1]	118,780	4,815,341

Mid-America Apartment Communities, Inc.	104,895	6,886,357

Redwood Trust, Inc.	614,850	10,194,213	Machinery—0.9%

STAG Industrial, Inc.	860,940	17,830,067	Titan International, Inc.	315,500	3,729,210

Starwood Property Trust, Inc.	254,662	5,592,377	Wabash National Corp.[1]	406,310	5,412,049

		105,383,914			9,141,259

Thrifts & Mortgage Finance—1.7%			Professional Services—3.9%

Flagstar Bancorp, Inc.[1]	543,997	9,155,470	Korn/Ferry International[1]	830,211	20,672,254

1      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value		Shares	Value
Professional Services (Continued)			Software—6.4%

On Assignment, Inc.[1]	194,900	$5,233,065	FleetMatics Group plc[1]	257,340	$7,848,870

Paylocity Holding Corp.[1]	243,040	4,775,736	Fortinet, Inc.[1]	613,801	15,507,682

Robert Half International, Inc.	178,685	8,755,565	Guidewire Software, Inc.[1]	396,730	17,591,008

		39,436,620	Imperva, Inc.[1]	361,390	10,382,735

			Proofpoint, Inc.[1]	375,760	13,955,726

Road & Rail—2.1%					65,286,021

Saia, Inc.[1]	245,540	12,168,962

Swift Transportation Co.[1]	434,014	9,105,614	Materials—9.3%

		21,274,576	Chemicals—3.6%

			A. Schulman, Inc.	226,728	8,198,484

Information Technology—15.8%			Cytec Industries, Inc.	171,376	8,104,371

Communications Equipment—0.7%			Intrepid Potash, Inc.[1]	570,780	8,818,551

Finisar Corp.[1]	447,571	7,443,106	Tronox Ltd., Cl. A	429,820	11,196,811

Electronic Equipment, Instruments, & Components—0.6%					36,318,217

SYNNEX Corp.[1]	97,550	6,304,656	Containers & Packaging—0.4%

Internet Software & Services—2.6%			Packaging Corp. of America	71,060	4,535,049

Cornerstone OnDemand, Inc.[1]	148,740	5,118,143	Metals & Mining—2.4%

j2 Global, Inc.	211,893	10,459,039	Century Aluminum Co.[1]	330,040	8,571,139

Web.com Group, Inc.[1]	563,620	11,249,855	Kaiser Aluminum Corp.	202,670	15,447,507

		26,827,037			24,018,646

IT Services—1.6%			Paper & Forest Products—2.9%

Booz Allen Hamilton Holding Corp.	416,010	9,734,634	Boise Cascade Co.[1]	439,230	13,238,392

CACI International, Inc., Cl. A1	93,220	6,643,789	P.H. Glatfelter Co.	747,213	16,401,325

		16,378,423			29,639,717

Semiconductors & Semiconductor Equipment—3.9%			Utilities—0.3%

Cavium, Inc.[1]	309,230	15,378,008	Water Utilities—0.3%

Semtech Corp.[1]	561,618	15,247,929	Aqua America, Inc.	147,223	3,464,157

Spansion, Inc., Cl. A1	393,300	8,963,307	Total Common Stocks (Cost $864,512,339)		1,015,496,376

		39,589,244	Total Investments, at Value (Cost
			$864,512,339)	99.4%	$1,015,496,376

			Net Other Assets (Liabilities)	0.6	5,928,860

			Net Assets	100.0%	$1,021,425,236

Footnotes to Statement of Investments

1. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of September 30, 2014. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional
Money Market Fund, Cl. E	33,794,445	294,026,422	327,820,867	—

				Income
Oppenheimer Institutional Money Market Fund, Cl. E				$10,758

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$126,501,221	$—	$—	$126,501,221
Consumer Staples	12,308,465	—	—	12,308,465
Energy	53,694,364	—	—	53,694,364
Financials	231,149,342	—	—	231,149,342
Health Care	146,220,369	5,590,274	—	151,810,643
Industrials	180,228,068	—	—	180,228,068
Information Technology	161,828,487	—	—	161,828,487
Materials	94,511,629	—	—	94,511,629
Utilities	3,464,157	—	—	3,464,157

Total Assets	$1,009,906,102	$5,590,274	$—	$1,015,496,376

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$865,804,366

Gross unrealized appreciation	$187,037,735
Gross unrealized depreciation	(37,345,725)

Net unrealized appreciation	$149,692,010

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—23.6%
Yankee Certificates of Deposit—23.6%
Bank of Nova Scotia, Houston TX:
0.242%[1]	11/20/14	2/20/15	$2,300,000	$2,300,000
0.25%	1/5/15	1/5/15	2,000,000	2,000,000
0.414%	10/29/14	1/29/15	4,700,000	4,702,649
0.484%	10/14/14	1/14/15	900,000	900,635
1.184%	10/10/14	1/12/15	1,500,000	1,503,930
Canadian Imperial Bank of Commerce NY:
0.05%	10/1/14	10/1/14	4,000,000	4,000,000
0.224%[1]	10/22/14	7/22/15	3,000,000	3,000,000
0.244%[1]	10/10/14	9/14/15	3,000,000	3,000,000
Nordea Bank Finland plc, New York:
0.21%	11/14/14	11/14/14	1,700,000	1,700,000
0.21%	11/4/14	11/4/14	2,000,000	2,000,000
Rabobank Nederland NV, New York:
0.256%[1]	10/7/14	3/9/15	4,000,000	4,000,000
0.267%[1]	10/31/14	10/31/14	800,000	800,000
0.272%[1]	10/7/14	10/7/14	1,500,000	1,500,000
0.314%[1]	10/20/14	7/17/15	1,800,000	1,800,000
Royal Bank of Canada, New York:
0.234%[1]	10/18/14	2/18/15	2,000,000	2,000,000
0.244%[1]	10/14/14	8/13/15	3,300,000	3,300,004
Sumitomo Mutsui Bank NY:
0.08%	10/1/14	10/1/14	4,500,000	4,500,000
0.13%	10/1/14	10/1/14	3,400,000	3,400,000
Svenska Handelsbanken, New York:
0.20%	1/15/15	1/15/15	2,600,000	2,600,000
0.205%	11/17/14	11/17/14	800,000	800,005
0.215%	1/26/15	1/26/15	1,500,000	1,500,000
Swedbank AB, New York, 0.20%	11/10/14	11/10/14	3,500,000	3,500,000
Toronto Dominion Bank, New York, 0.27%	6/1/15	6/1/15	1,500,000	1,500,000
Wells Fargo Bank NA:
0.226%[1]	10/6/14	12/5/14	3,500,000	3,500,000
0.233%[1]	10/20/14	5/19/15	3,500,000	3,500,000
Westpac Banking Corp., New York:
0.253%[1]	10/21/14	10/21/15	5,000,000	5,000,000
0.255%[1]	10/27/14	10/26/15	5,000,000	5,000,000
Total Certificates of Deposit (Cost $73,307,223)				73,307,223

Direct Bank Obligations—17.0%
Bank of Tokyo-Mitsubishi UFJ NY:
0.07%[2]	10/1/14	10/1/14	2,000,000	2,000,000
0.09%[2]	10/7/14	10/7/14	2,600,000	2,599,961
0.15%[2]	10/27/14	10/27/14	2,000,000	1,999,783
0.15%[2]	10/10/14	10/10/14	1,000,000	999,963
Credit Agricole Corporate & Investment Bank, New York Branch, 0.06%	10/1/14	10/1/14	10,500,000	10,500,000
DnB Bank ASA, 0.19%[3]	12/29/14	12/29/14	5,800,000	5,797,276
HSBC USA, Inc.:
0.17%	1/22/15	1/22/15	500,000	499,733
0.22%	2/2/15	2/2/15	5,800,000	5,795,605

1     OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
HSBC USA, Inc.: (Continued)
0.25%	4/1/15	4/1/15	$3,700,000	$3,695,324

PNC Bank NA, 0.31%	2/23/15	2/23/15	5,000,000	5,000,000

Skandinaviska Enskilda BankenAB:
0.06%[3]	10/24/14	10/24/14	4,400,000	4,399,831
0.12%[3]	10/3/14	10/3/14	500,000	499,997
0.25%[3]	10/14/14	10/14/14	1,000,000	999,910

Svenska Handelsbanken, Inc., 0.20%[3]	10/24/14	10/24/14	3,500,000	3,499,553

Swedbank AB, 0.187%	11/14/14	11/14/14	4,500,000	4,498,973
Total Direct Bank Obligations (Cost $52,785,909)				52,785,909

Short-Term Notes/Commercial Paper—40.0%
Capital Markets—0.7%
BNP Paribas Finance, Inc.:
0.18%	11/10/14	11/10/14	680,000	679,864
0.29%	11/24/14	11/24/14	1,500,000	1,499,347
				2,179,211

Chemicals—3.4%
BASF SE, 0.03%[3]	10/1/14	10/1/14	10,500,000	10,500,000

Leasing & Factoring—5.5%
American Honda Finance Corp.:
0.233%[1]	12/4/14	6/4/15	5,000,000	5,000,000
0.235%[1]	12/5/14	12/5/14	1,000,000	1,000,000
1.45%[2]	2/27/15	2/27/15	5,000,000	5,024,376

Toyota Motor Credit Corp.:
0.23%	2/9/15	2/9/15	4,000,000	3,996,652
0.234%[1]	10/14/14	1/14/15	2,000,000	2,000,000
				17,021,028

Municipal—3.7%
CA Pollution Control Finance Authority Solid Waste Disposal Revenue Bonds, Zerep Management Corp., Series 2014, 0.09%[1]	10/7/14	10/7/14	3,150,000	3,150,000

Calcasieu Parish, LA Public Trust Authority Solid Waste Disposal Revenue Bonds, WPT Corp. Project, Series 1997, 0.07%[1]	10/7/14	10/7/14	5,600,000	5,600,000

San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.20%[1]	10/7/14	10/7/14	1,800,000	1,800,000

St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.15%[1]	10/7/14	10/7/14	1,000,000	1,000,000

				11,550,000

Personal Products—1.6%
Reckitt Benckiser Treasury Services plc:
0.22%[3]	2/12/15	2/12/15	1,100,000	1,099,099
0.26%[3]	5/21/15	5/21/15	4,000,000	3,993,298
				5,092,397

Receivables Finance—16.4%
Barton Capital LLC, 0.15%[3]	10/23/14	10/23/14	5,000,000	4,999,542

CAFCO LLC:
0.16%[3]	12/1/14	12/1/14	500,000	499,864

2     OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Receivables Finance (Continued)

CAFCO LLC: (Continued)
0.18%[3]	11/6/14	11/6/14	$3,400,000	$3,399,388

CRC Funding LLC:
0.18%	11/4/14	11/4/14	1,015,000	1,014,827
0.18%	11/13/14	11/13/14	4,000,000	3,999,140
0.18%	12/2/14	12/2/14	2,150,000	2,149,334
0.18%	12/29/14	12/29/14	2,300,000	2,298,977
0.18%	11/12/14	11/12/14	2,600,000	2,599,454

Fairway Finance Co. LLC, 0.15%[3]	12/16/14	12/16/14	800,000	799,747

Gotham Funding Corp.:
0.145%[3]	10/16/14	10/16/14	2,103,000	2,102,873
0.15%[3]	10/1/14	10/1/14	373,000	373,000

Manhattan Asset Funding Co.:
0.03%[3]	10/1/14	10/1/14	353,000	353,000
0.15%[3]	10/7/14	10/7/14	1,000,000	999,975
0.16%[3]	10/23/14	10/23/14	2,600,000	2,599,746

Old Line Funding Corp.:
0.22%[3]	1/12/15	1/12/15	3,500,000	3,497,797
0.22%[3]	11/25/14	11/25/14	2,000,000	1,999,328
0.22%[3]	10/6/14	10/6/14	1,500,000	1,499,954
0.22%[3]	2/18/15	2/18/15	1,650,000	1,648,588
0.22%[3]	1/20/15	1/20/15	1,300,000	1,299,118

Thunder Bay Funding LLC:
0.213%[3]	2/2/15	2/2/15	6,300,000	6,295,374
0.22%[3]	2/26/15	2/26/15	2,000,000	1,998,191
0.22%[3]	10/10/14	10/10/14	2,000,000	1,999,890

Victory Receivables Corp., 0.10%[3]	10/9/14	10/9/14	2,800,000	2,799,938

				51,227,045

Special Purpose Financial—8.7%
Anglesea Funding LLC, 0.12%[2]	10/3/14	10/3/14	4,000,000	3,999,973

Collateralized Commercial Paper II Co. LLC, 0.401%	10/24/14	10/24/14	1,000,000	999,744

Concord Minutemen Cap. Corp. LLC:
0.12%	10/6/14	10/6/14	1,000,000	999,983
0.20%	11/17/14	11/17/14	2,000,000	1,999,478
0.20%	10/10/14	10/10/14	1,400,000	1,399,930
0.20%	10/3/14	10/3/14	2,000,000	1,999,978

Crown Point Capital Co.:
0.12%	10/2/14	10/2/14	400,000	399,999
0.20%	11/21/14	11/21/14	5,300,000	5,298,498
0.20%	11/17/14	11/17/14	900,000	899,765
0.20%	10/10/14	10/10/14	2,000,000	1,999,900

Lexington Parker Capital Co. LLC:
0.16%[3]	10/6/14	10/6/14	2,200,000	2,199,951
0.16%[3]	10/2/14	10/2/14	2,300,000	2,299,990

Ridgefield Funding Co. LLC, 0.226%[1]	10/3/14	11/4/14	2,500,000	2,500,000

				26,997,189

3     OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Total Short-Term Notes/Commercial Paper (Cost $124,566,870)			$124,566,870

Total Investments, at Value (Cost $250,660,002)		80.6%	250,660,002

Net Other Assets (Liabilities)		19.4	60,243,571

Net Assets		100.0%	$310,903,573

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,624,056 or 5.35% of the Fund’s net assets as of September 30, 2014.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $74,454,218 or 23.95% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4     OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

5     OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value:
Assets Table
Certificates of Deposit	$—	$73,307,223	$—	$73,307,223
Direct Bank Obligations	—	52,785,909	—	52,785,909
Short-Term Notes/Commercial Paper	—	124,566,870	—	124,566,870

Total Assets	$—	$250,660,002	$—	$250,660,002

6     OPPENHEIMER MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     September 30, 2014      Unaudited

		Principal Amount	Value
Asset-Backed Securities—2.7%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$2,510,000	$2,561,627
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]		125,000	126,065
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		2,051,000	2,087,864
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		480,000	484,481
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	376,475
Series 2012-4, Cl. D, 2.68%, 10/9/18		220,000	222,719
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		560,000	563,709
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	446,111
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		1,995,000	2,015,337
Series 2013-5, Cl. D, 2.86%, 12/8/19		220,000	221,831
Series 2014-2, Cl. D, 2.57%, 7/8/20		300,000	295,328
Series 2014-3, Cl. D, 3.13%, 10/8/20		260,000	260,248
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.678%, 10/15/23[2]	EUR	1,630,000	1,960,123
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.929%, 11/15/23[2]	EUR	212,712	259,911
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.855%, 7/24/23[2]	EUR	1,200,000	1,423,926
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	365,244
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	128,490
Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	172,094
Series 2014-1, Cl. D, 3.39%, 7/22/19		185,000	187,741
Series 2014-3, Cl. D, 3.14%, 2/20/20		255,000	254,180
Capital Auto Receivables Asset
Trust/Ally Financial, Inc., Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	274,537
CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	446,592
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		490,000	490,260
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		99,478	100,411
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		605,000	613,122
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		7,285,000	7,413,642
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		675,000	692,144
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	585,236
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		65,000	66,172
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		635,000	656,417
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	371,997
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		370,000	375,058
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		154,534	154,610
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		180,000	180,054
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	297,520
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		265,000	268,244
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	197,383
GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]		305,000	304,868
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.158%, 1/25/23[2]	EUR	1,405,000	1,688,695

		Principal Amount	Value
Asset-Backed Securities (Continued)
Harvest CLO IA SA:
Series I-X, Cl. C, 1.983%, 3/29/17[2]	EUR	14,549	$18,384
Series I-X, Cl. D, 3.083%, 3/29/17[2]	EUR	595,000	753,538
Series I-X, Cl. E, 7.683%, 3/29/17[2]	EUR	595,000	752,527
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.683%, 12/14/22[2]	EUR	1,388,921	1,684,632
ICE EM CLO:
Series 2007-1A, Cl. B, 2.031%, 8/15/22[2,3]		7,870,000	7,273,454
Series 2007-1A, Cl. C, 3.331%, 8/15/22[2,3]		5,270,000	4,898,992
Series 2007-1A, Cl. D, 5.331%, 8/15/22[2,3]		5,270,000	4,809,402
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		880,000	911,419
Series 2012-5, Cl. D, 3.30%, 9/17/18		540,000	557,484
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		825,000	832,366
Series 2013-1, Cl. D, 2.27%, 1/15/19		920,000	922,578
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,110,000	1,122,396
Series 2013-5, Cl. D, 2.73%, 10/15/19		520,000	523,202
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,195,000	1,224,727
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		405,000	425,103
Series 2014-4, Cl. D, 3.10%, 11/16/20		300,000	300,173
SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.634%, 6/15/39[2]		1,837,756	1,733,245
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		50,000	50,418
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		220,000	223,893
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.105%, 7/24/23[2]	EUR	706,933	809,404
TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		192,133	191,257
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.288%, 8/27/22[2]	EUR	1,490,000	1,817,872
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		150,329	148,374
United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		178,200	178,673
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		230,000	231,201
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]		260,000	260,350
Westlake Automobile Receivables
Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		245,000	244,780

Total Asset-Backed Securities (Cost $62,474,752)			62,490,310
Mortgage-Backed Obligations—16.3%
Government Agency—6.1%
FHLMC/FNMA/FHLB/Sponsored—6.0%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		559,614	618,633
5.50%, 9/1/39		707,400	787,466
6.00%, 5/1/18-11/1/21		169,318	187,775
6.50%, 3/1/18-8/1/32		696,689	789,064
7.00%, 10/1/31-10/1/37		152,750	174,347
7.50%, 1/1/32		417,483	491,164
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 6.792%, 2/1/28[4]		10,635	2,551
Series 205,Cl. IO, 11.771%, 9/1/29[4]		60,668	13,035
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]		147,234	28,620
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22		1,489,944	1,504,054

1      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	$453,199	$507,161
Series 151,Cl. F, 9.00%, 5/15/21	10,287	11,333
Series 1674,Cl. Z, 6.75%, 2/15/24	282,657	314,053
Series 1897,Cl. K, 7.00%, 9/15/26	831,149	935,017
Series 2043,Cl. ZP, 6.50%, 4/15/28	315,330	353,919
Series 2106,Cl. FG, 0.604%, 12/15/28[2]	545,225	551,821
Series 2122,Cl. F, 0.604%, 2/15/29[2]	15,039	15,216
Series 2148,Cl. ZA, 6.00%, 4/15/29	355,611	391,642
Series 2195,Cl. LH, 6.50%, 10/15/29	223,227	248,920
Series 2326,Cl. ZP, 6.50%, 6/15/31	28,959	32,485
Series 2344,Cl. FP, 1.104%, 8/15/31[2]	139,296	143,506
Series 2368,Cl. PR, 6.50%, 10/15/31	113,459	127,334
Series 2412,Cl. GF, 1.104%, 2/15/32[2]	238,867	246,167
Series 2449,Cl. FL, 0.704%, 1/15/32[2]	166,130	168,679
Series 2451,Cl. FD, 1.154%, 3/15/32[2]	87,274	90,082
Series 2453,Cl. BD, 6.00%, 5/15/17	24,165	25,575
Series 2461,Cl. PZ, 6.50%, 6/15/32	412,560	462,289
Series 2464,Cl. FI, 1.154%, 2/15/32[2]	74,523	76,845
Series 2470,Cl. AF, 1.154%, 3/15/32[2]	149,740	154,566
Series 2470,Cl. LF, 1.154%, 2/15/32[2]	76,264	78,640
Series 2471,Cl. FD, 1.154%, 3/15/32[2]	112,714	116,251
Series 2477,Cl. FZ, 0.704%, 6/15/31[2]	310,967	315,638
Series 2500,Cl. FD, 0.654%, 3/15/32[2]	13,503	13,697
Series 2517,Cl. GF, 1.154%, 2/15/32[2]	66,307	68,374
Series 2526,Cl. FE, 0.554%, 6/15/29[2]	23,251	23,491
Series 2551,Cl. FD, 0.554%, 1/15/33[2]	9,889	9,984
Series 2635,Cl. AG, 3.50%, 5/15/32	99,365	103,578
Series 2668,Cl. AZ, 4.00%, 9/15/18	52,636	54,877
Series 2676,Cl. KY, 5.00%, 9/15/23	1,298,596	1,410,535
Series 2707,Cl. QE, 4.50%, 11/15/18	185,088	195,598
Series 2770,Cl. TW, 4.50%, 3/15/19	25,862	27,451
Series 3025,Cl. SJ, 24.187%, 8/15/35[2]	195,805	282,979
Series 3465,Cl. HA, 4.00%, 7/15/17	17,004	17,232
Series 3617,Cl. DC, 4.00%, 7/15/27	34,689	34,915
Series 3741,Cl. PA, 2.15%, 2/15/35	918,173	937,174
Series 3815,Cl. BD, 3.00%, 10/15/20	31,010	31,888
Series 3822,Cl. JA, 5.00%, 6/15/40	42,206	44,866
Series 3840,Cl. CA, 2.00%, 9/15/18	23,256	23,638
Series 3848,Cl. WL, 4.00%, 4/15/40	418,799	431,227
Series 3857,Cl. GL, 3.00%, 5/15/40	17,150	17,551
Series 3917,Cl. BA, 4.00%, 6/15/38	262,597	273,058
Series 4221,Cl. HJ, 1.50%, 7/15/23	477,808	478,154
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 49.664%, 7/17/28[4]	16,792	3,813
Series 2079,Cl. S, 14.027%, 7/17/28[4]	30,719	7,174
Series 2136,Cl. SG, 66.256%, 3/15/29[4]	764,446	175,574
Series 2399,Cl. SG, 56.711%, 12/15/26[4]	440,777	100,859
Series 2437,Cl. SB, 69.518%, 4/15/32[4]	1,468,193	370,042
Series 2526,Cl. SE, 27.311%, 6/15/29[4]	29,191	7,342
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	276,829	59,364
Series 2795,Cl. SH, 11.865%, 3/15/24[4]	637,418	90,368
Series 2920,Cl. S, 48.334%, 1/15/35[4]	290,863	57,004
Series 2922,Cl. SE, 5.799%, 2/15/35[4]	49,148	10,572
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	538,219	110,823
Series 3201,Cl. SG, 3.923%, 8/15/36[4]	270,917	43,810
Series 3397,Cl. GS, 12.88%, 12/15/37[4]	207,307	35,590
Series 3424,Cl. EI, 3.595%, 4/15/38[4]	118,031	15,328
Series 3450,Cl. BI, 8.493%, 5/15/38[4]	347,445	46,056
Series 3606,Cl. SN, 1.762%, 12/15/39[4]	106,041	16,280
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	508,945	36,981
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	386,751	24,452
Federal Home Loan Mortgage Corp.,
Structured Agency Credit Risk Debt Nts., Series
2014-HQ2, Cl. M3, 3.904%, 9/25/24[2]	5,430,000	5,321,392
Federal National Mortgage Assn.:
2.50%, 10/25/29[6]	6,400,000	6,436,500
3.00%, 10/1/29[6]	4,755,000	4,898,022
4.00%, 10/1/44[6]	44,975,000	47,398,731
4.50%, 10/25/29-10/1/44[6]	20,730,000	22,324,316

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
5.00%, 10/1/44[6]	$5,260,000	$5,804,410
6.00%, 10/1/44[6]	4,305,000	4,866,500
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	767,950	808,914
5.00%, 2/1/18-7/1/33	2,074,642	2,220,875
5.50%, 4/1/21-5/1/36	392,930	437,612
6.00%, 10/1/16-1/1/19	112,328	116,659
6.50%, 4/1/17-1/1/34	1,006,665	1,152,225
7.00%, 11/1/17-6/1/34	1,155,327	1,347,825
7.50%, 2/1/27-3/1/33	1,390,087	1,655,627
8.50%, 7/1/32	2,117	2,450
Federal National Mortgage Assn., Connecticut
Avenue Securities, Series 2014-C03, Cl. 2M2,
3.055%, 7/25/24[2]	3,110,000	2,927,522
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 40.062%, 3/25/23[4]	180,270	31,456
Series 221,Cl. 2, 43.552%, 5/25/23[4]	21,865	3,920
Series 254,Cl. 2, 33.23%, 1/25/24[4]	362,358	57,855
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	66,323	12,595
Series 313,Cl. 2, 14.079%, 6/25/31[4]	642,075	101,957
Series 319,Cl. 2, 0.00%, 2/25/32[4,5]	318,061	60,454
Series 321,Cl. 2, 4.046%, 4/25/32[4]	91,039	17,542
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	95,606	18,451
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	195,596	26,178
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	364,530	83,633
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	1,535,385	314,867
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	299,785	67,266
Series 339,Cl. 15, 0.00%, 10/25/33[4,5]	912,234	193,478
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	260,036	53,786
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	179,078	36,357
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	301,838	54,556
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	227,068	41,401
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	111,190	20,366
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	139,283	24,515
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	203,402	224,505
Series 2001-51,Cl. OD, 6.50%, 10/25/31	114,026	125,371
Series 2001-69,Cl. PF, 1.155%, 12/25/31[2]	177,790	183,365
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	203,293	221,423
Series 2002-12,Cl. PG, 6.00%, 3/25/17	72,638	75,837
Series 2002-29,Cl. F, 1.155%, 4/25/32[2]	78,978	81,453
Series 2002-60,Cl. FH, 1.155%, 8/25/32[2]	155,932	160,822
Series 2002-64,Cl. FJ, 1.155%, 4/25/32[2]	24,320	25,082
Series 2002-68,Cl. FH, 0.654%, 10/18/32[2]	54,396	55,133
Series 2002-84,Cl. FB, 1.155%, 12/25/32[2]	349,532	360,505
Series 2002-9,Cl. PC, 6.00%, 3/25/17	71,961	75,404
Series 2002-9,Cl. PR, 6.00%, 3/25/17	88,113	91,924
Series 2002-90,Cl. FH, 0.655%, 9/25/32[2]	195,564	198,084
Series 2003-100,Cl. PA, 5.00%, 10/25/18	347,886	369,314
Series 2003-11,Cl. FA, 1.155%, 9/25/32[2]	349,540	360,513
Series 2003-112,Cl. AN, 4.00%, 11/25/18	114,142	119,433
Series 2003-116,Cl. FA, 0.555%, 11/25/33[2]	35,345	35,588
Series 2003-119,Cl. FK, 0.655%, 5/25/18[2]	609,823	613,707
Series 2003-84,Cl. GE, 4.50%, 9/25/18	48,309	50,715
Series 2004-101,Cl. BG, 5.00%, 1/25/20	309,379	321,282
Series 2004-25,Cl. PC, 5.50%, 1/25/34	99,198	105,416
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,631,877	1,785,350
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	632,385
Series 2005-71,Cl. DB, 4.50%, 8/25/25	241,224	259,095
Series 2006-11,Cl. PS, 24.00%, 3/25/36[2]	168,942	255,081
Series 2006-46,Cl. SW, 23.633%, 6/25/36[2]	282,858	400,272
Series 2008-14,Cl. BA, 4.25%, 3/25/23	203,200	212,693
Series 2008-75,Cl. DB, 4.50%, 9/25/23	156,078	164,052
Series 2009-113,Cl. DB, 3.00%, 12/25/20	467,365	481,804
Series 2009-114,Cl. AC, 2.50%, 12/25/23	91,231	92,951
Series 2009-36,Cl. FA, 1.095%, 6/25/37[2]	100,018	102,571
Series 2009-70,Cl. NT, 4.00%, 8/25/19	20,498	21,332
Series 2009-70,Cl. TL, 4.00%, 8/25/19	598,091	622,448
Series 2010-43,Cl. KG, 3.00%, 1/25/21	218,214	225,606
Series 2011-122,Cl. EC, 1.50%, 1/25/20	287,245	289,611

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates: (Continued)
Series 2011-15,Cl. DA, 4.00%, 3/25/41	$225,215	$234,679
Series 2011-3,Cl. EL, 3.00%, 5/25/20	778,205	802,274
Series 2011-3,Cl. KA, 5.00%, 4/25/40	359,666	386,858
Series 2011-38,Cl. AH, 2.75%, 5/25/20	24,818	25,498
Series 2011-6,Cl. BA, 2.75%, 6/25/20	311,730	320,970
Series 2011-69,Cl. EA, 3.00%, 11/25/29	249,908	254,845
Series 2011-82,Cl. AD, 4.00%, 8/25/26	440,716	460,920
Series 2012-20,Cl. FD, 0.555%, 3/25/42[2]	670,377	673,505
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.086%, 11/18/31[4]	88,690	22,578
Series 2001-63,Cl. SD, 25.421%, 12/18/31[4]	25,098	5,842
Series 2001-68,Cl. SC, 16.416%, 11/25/31[4]	15,862	3,950
Series 2001-81,Cl. S, 20.494%, 1/25/32[4]	19,074	4,170
Series 2002-28,Cl. SA, 30.851%, 4/25/32[4]	13,842	3,397
Series 2002-38,Cl. SO, 41.897%, 4/25/32[4]	85,075	18,811
Series 2002-48,Cl. S, 26.487%, 7/25/32[4]	21,693	5,176
Series 2002-52,Cl. SL, 29.365%, 9/25/32[4]	13,909	3,526
Series 2002-56,Cl. SN, 28.044%, 7/25/32[4]	29,810	6,586
Series 2002-77,Cl. IS, 37.63%, 12/18/32[4]	144,943	32,726
Series 2002-77,Cl. SH, 31.44%, 12/18/32[4]	29,274	7,457
Series 2002-9,Cl. MS, 22.964%, 3/25/32[4]	26,583	6,250
Series 2003-13,Cl. IO, 6.534%, 3/25/33[4]	266,113	50,871
Series 2003-26,Cl. DI, 7.943%, 4/25/33[4]	217,406	41,545
Series 2003-33,Cl. SP, 22.834%, 5/25/33[4]	161,386	33,959
Series 2003-38,Cl. SA, 0.00%, 3/25/23[4,5]	145,331	10,929
Series 2003-4,Cl. S, 24.707%, 2/25/33[4]	47,002	10,979
Series 2004-56,Cl. SE, 8.573%, 10/25/33[4]	777,661	133,810
Series 2005-12,Cl. SC, 7.936%, 3/25/35[4]	24,747	4,036
Series 2005-14,Cl. SE, 33.725%, 3/25/35[4]	856,491	138,387
Series 2005-40,Cl. SA, 44.154%, 5/25/35[4]	754,853	156,501
Series 2005-40,Cl. SB, 58.862%, 5/25/35[4]	1,221,601	246,098
Series 2005-52,Cl. JH, 5.085%, 5/25/35[4]	407,361	55,824
Series 2005-63,Cl. SA, 44.692%, 10/25/31[4]	43,430	9,525
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	765,542	188,287
Series 2007-88,Cl. XI, 27.14%, 6/25/37[4]	988,375	138,540
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	93,434	14,073
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	156,328	11,373
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	665,098	47,480
Series 2012-40,Cl. PI, 1.443%, 4/25/41[4]	1,583,635	254,774
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	1

		138,822,897
GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	124,919	140,234
7.50%, 2/15/27	5,094	5,241
8.00%, 11/15/25-5/15/26	33,221	33,502
Government National Mortgage Assn. II Pool, 1.625%, 11/20/25[2]	3,788	3,902
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6,Cl. SA, 55.225%, 3/16/28[4]	39,725	8,859
Series 2007-17,Cl. AI, 13.269%, 4/16/37[4]	369,199	80,992
Series 2011-52,Cl. HS, 9.598%, 4/16/41[4]	632,182	141,049
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	603,778	710,845
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,326,894	1,540,967

		2,665,591
Non-Agency—10.2%
Commercial—8.8%
Banc of America Commercial Mortgage Trust,
Series 2006-3, Cl. AM, 6.047%, 7/10/44[2]	4,242,000	4,452,513
Banc of America Funding Trust, Series 2006-G,
Cl. 2A4, 0.444%, 7/20/36[2]	1,275,000	1,200,382
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.21%, 9/26/35[1,2]	271,462	278,088

	Principal Amount	Value
Commercial (Continued)
BCAP LLC Trust: (Continued)
Series 2012-RR2,Cl. 6A3, 2.686%, 9/26/35[1,2]	$486,791	$490,952
Series 2012-RR6,2.404%, 11/26/36[1]	361,375	362,176
Series 2013-RR2,Cl. 5A2, 2.629%, 3/26/36[1,2]	7,413,096	6,130,141
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13,Cl. AJ, 5.611%, 9/11/41[2]	8,145,000	8,441,189
Series 2007-PW17,Cl. AJ, 6.084%, 6/11/50[2]	7,400,000	7,513,631
CHL Mortgage Pass-Through Trust, Series
2005-17, Cl. 1A8, 5.50%, 9/25/35	1,545,742	1,523,689
Citigroup Commercial Mortgage Trust, Series
2013-GC11, Cl. D, 4.605%, 4/10/46[1,2]	3,125,000	2,952,612
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8,Cl. 7A2, 2.615%, 3/25/36[1,2]	10,474,197	9,494,396
Series 2012-8,Cl. 1A1, 2.664%, 10/25/35[1,2]	848,052	857,991
Series 2014-8,Cl. 1A2, 0.446%, 7/20/36[2,3]	3,400,000	2,832,625
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.728%, 10/15/45[1,2]	70,000	68,773
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,2]	2,970,000	2,867,183
Series 2013-CR6,Cl. D, 4.314%, 3/10/46[1,2]	1,525,000	1,420,860
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[1,2]	3,245,000	3,023,328
Series 2013-CR9,Cl. D, 4.402%, 7/10/45[1,2]	2,685,000	2,526,605
Series 2013-LC13,Cl. D, 5.217%, 8/10/46[1,2]	3,579,000	3,526,859
Series 2014-UBS3,Cl. D, 4.976%, 6/10/47[1,2]	8,895,000	8,251,349
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	3,478,816	344,152
Commercial Mortgage Trust, Series 2007-GG9,
Cl. AM, 5.475%, 3/10/39	660,000	699,157
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1,Cl. AJ, 5.642%, 2/15/39[2]	695,000	729,199
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	4,315,000	4,624,312
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	600,000	622,588
CSMC, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	77,654	78,404
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,2]	100,000	108,290
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	91,388	74,110
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.374%, 7/22/36[1,2]	5,060,144	4,272,280
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.603%, 11/25/46[1,2]	40,000	40,879
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	2,000,000	1,922,622
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,2]	1,040,000	997,286
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	1,630,000	1,552,704
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,2]	1,605,000	1,524,893
Series 2013-K502,Cl. C, 3.308%, 3/25/45[1,2]	220,000	220,358
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,2]	265,000	260,862
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	535,000	519,428
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.49%, 11/10/45[2]	845,000	854,717
GS Mortgage Securities Trust, Series 2014- GC22, Cl. D, 4.801%, 6/10/47[1,2]	1,515,000	1,391,153
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.229%, 7/25/35[2]	36,229	36,268
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.573%, 12/15/47[1,2]	3,025,000	2,958,081
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	2,695,000	2,774,693
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	445,000	471,215
Series 2007-CB18,Cl. AJ, 5.502%, 6/12/47[2]	4,031,000	4,002,731
Series 2013-C10,Cl. D, 4.298%, 12/15/47[2]	4,665,000	4,408,838
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.618%, 9/26/36[1,2]	294,296	295,107
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[1,2]	5,153,101	4,432,486
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.713%, 8/15/46[1,2]	2,500,000	2,404,729

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2013-C15,Cl. D, 5.251%, 11/15/45[1,2]	$1,245,000	$1,232,875
Series 2014-C21,Cl. D, 4.816%, 8/15/47[1,2]	4,953,000	4,607,449
Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.862%, 5/12/39[2]	6,860,000	6,926,168
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[1,2]	2,290,000	2,249,671
Series 2013-C12,Cl. D, 4.928%, 10/15/46[1,2]	2,370,000	2,287,462
Series 2013-C13,Cl. D, 5.059%, 11/15/46[1,2]	570,000	554,814
Series 2013-C7,Cl. D, 4.442%, 2/15/46[1,2]	4,250,000	4,014,301
Series 2013-C8,Cl. D, 4.31%, 12/15/48[1,2]	2,020,000	1,889,856
Series 2014-C14,Cl. D, 4.996%, 2/15/47[1,2]	5,060,000	4,816,217
Morgan Stanley Capital I Trust:
Series 2006-HQ10,Cl. AJ, 5.389%, 11/12/41[2]	5,225,000	5,360,071
Series 2007-HQ11,Cl. AJ, 5.508%, 2/12/44[2]	2,115,000	2,220,339
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	765,000	824,774
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 2.048%, 11/26/36[1,2]	34,929	34,805
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[1,2]	348,104	352,747
RALI Trust, Series 2005-QA4, Cl. A32, 3.056%, 4/25/35[2]	60,560	9,870
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.385%, 8/25/34[2]	6,023,789	5,979,298
Series 2007-6,Cl. 3A1, 4.607%, 7/25/37[2]	4,668,995	3,656,248
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 5.048%, 5/10/63[1,2]	3,450,000	3,392,808
Series 2013-C5,Cl. D, 4.229%, 3/10/46[1,2]	4,200,000	3,873,045
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25,Cl. AJ, 5.896%, 5/15/43[2]	5,315,000	5,587,872
Series 2007-C30,Cl. AM, 5.383%, 12/15/43	5,900,000	6,321,266
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.926%, 4/25/47[2]	554,524	430,447
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W,Cl. B2, 2.615%, 11/25/34[2]	36,559	385
Series 2005-AR1,Cl. 1A1, 2.61%, 2/25/35[2]	2,377,400	2,403,012
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[2]	1,056,873	1,080,570
Series 2005-AR15,Cl. 1A6, 2.611%, 9/25/35[2]	4,655,719	4,419,074
Series 2006-8,Cl. A15, 6.00%, 7/25/36	2,484,710	2,523,448
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[2]	1,928,565	1,825,055
Series 2007-AR3,Cl. A4, 5.68%, 4/25/37[2]	1,176,595	1,165,638
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.607%, 12/15/45[1,2]	105,000	100,842
Series 2012-C7,Cl. E, 5.001%, 6/15/45[1,2]	2,040,000	2,033,062
Series 2012-C8,Cl. E, 5.039%, 8/15/45[1,2]	2,275,000	2,280,783
Series 2013-C11,Cl. D, 4.322%, 3/15/45[1,2]	1,168,000	1,108,480
Series 2013-C15,Cl. D, 4.633%, 8/15/46[1,2]	4,445,000	4,202,859
WF-RBS Commercial Mortgage Trust, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	5,721,197	333,145
		200,935,640
Multi-Family—0.3%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.328%, 6/25/36[2]	3,415,905	3,180,286
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.611%, 9/25/35[2]	249,938	244,566
Series 2006-AR2,Cl. 2A3, 2.615%, 3/25/36[2]	3,981,584	3,997,912

		7,422,764
Residential—1.1%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	1,419,523	1,299,529
Series 2007-C,Cl. 1A4, 5.395%, 5/20/36[2]	1,215,498	1,181,018
CD Commercial Mortgage Trust, Series 2007- CD4, Cl. AMFX, 5.366%, 12/11/49[2]	8,565,000	8,995,798
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,313,647	1,392,390

		Principal Amount	Value
Residential (Continued)
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.669%, 5/25/35[2]	$	1,687,100	$1,695,385
Series 2005-3,Cl. 2A4, 2.666%, 8/25/35[2]		3,095,621	2,722,221
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.384%, 12/15/35[2]		93,669	76,498
Series 2006-H,Cl. 2A1A, 0.304%, 11/15/36[2]		40,380	29,439
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36		376,049	361,020
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]		824,067	841,448
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.255%, 8/25/36[2]		1,037,339	518,993
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.274%, 10/25/36[2]		1,210,673	1,201,365
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,7]		66,744	7,408
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36		25,648	20,460
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35		3,261,982	3,138,065
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/33[2]		138,032	141,995
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.701%, 10/25/36[2]		1,961,167	1,921,909
			25,544,941
Total Mortgage-Backed Obligations (Cost $362,999,727)			375,391,833
U.S. Government Obligations—3.5%
Federal National Mortgage Assn. Nts., 1%, 9/27/17		848,000	845,113
United States Treasury Nts.:
0.375%, 3/31/16		46,000,000	46,013,478
1.00%, 9/15/17		3,659,000	3,653,713
1.375%, 9/30/18[8,9]		16,696,000	16,597,527
2.00%, 9/30/20		9,509,000	9,484,486
2.50%, 8/15/23		735,000	739,708
United States Treasury Nts. Strips, 6.16%, 2/15/16		2,116,000	2,107,083
Total U.S. Government Obligations (Cost $79,334,641)			79,441,108
Foreign Government Obligations—15.4%
Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		2,600,000	2,813,330
Azerbaijan—0.0%
Republic of Azerbaijan International Bonds, 4.75%, 3/18/24[1]		875,000	896,875
Brazil—3.2%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		1,010,000	1,002,425
Federative Republic of Brazil International Bonds:
4.25%, 1/7/25		2,525,000	2,502,906
5.625%, 1/7/41		1,310,000	1,359,125
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
10.847%, 4/1/15[13]	BRL	13,740,000	5,318,580
11.002%, 1/1/15[13]	BRL	138,590,000	55,099,681
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts., 9.762%, 1/1/17	BRL	4,905,000	1,912,401
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	2,255,000	864,442
9.762%, 1/1/21	BRL	2,475,000	909,582
10.00%, 1/1/23	BRL	5,285,000	1,902,946
10.00%, 1/1/25	BRL	2,525,000	893,546

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount			Value
Brazil (Continued)
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21	$		2,027,000	$2,164,836

				73,930,470
China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]			2,175,000	2,149,333
Colombia—0.7%
Republic of Colombia Sr. Unsec. Bonds,
Series B, 6%, 4/28/28		COP	3,166,000,000	1,400,236
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24			1,810,000	1,835,340
4.375%, 7/12/21			2,265,000	2,400,900
5.625%, 2/26/44			3,435,000	3,795,675
8.125%, 5/21/24			1,880,000	2,500,400
Series B, 7.00%, 5/4/22		COP	2,781,000,000	1,398,922
Series B, 10.00%, 7/24/24		COP	4,382,000,000	2,645,371
				15,976,844
Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]			2,765,000	2,861,775
6.375%, 3/24/21[1]			475,000	517,750
6.75%, 11/5/19[1]			285,000	315,637
				3,695,162
Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]			1,290,000	1,325,475
Dominican Republic Sr. Unsec. Bonds:
5.875%, 4/18/24[1]			410,000	424,350
6.60%, 1/28/24[1]			1,135,000	1,220,125
7.45%, 4/30/44[1]			490,000	529,200
				3,499,150
Ecuador—0.1%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[1]			1,480,000	1,546,600
Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]			1,035,000	1,107,450
Greece—1.2%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16		EUR	2,435,000	3,075,619
Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34		EUR	5,795,000	5,946,260
6.14%, 4/14/28		EUR	8,680,000	10,469,926
Hellenic Republic Sr. Unsec. Nts.:
3.80%, 8/8/17		JPY	867,000,000	7,735,648
Series 15BR, 5.00%, 8/22/16		JPY	143,000,000	1,324,225
				28,551,678
Hungary—0.4%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15		HUF	191,000,000	793,409
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23			1,580,000	1,674,800
5.375%, 3/25/24			895,000	946,463
7.625%, 3/29/41			365,000	467,200
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20		HUF	392,000,000	1,899,995
Series 23/A, 6.00%, 11/24/23		HUF	512,000,000	2,311,074
				8,092,941
India—1.0%
Republic of India Sr. Unsec. Bonds: 7.28%, 6/3/19		INR	839,000,000	13,020,435

		Principal Amount	Value
India (Continued)
Republic of India Sr. Unsec. Bonds: (Continued)
8.83%, 11/25/23	INR	549,000,000	$9,001,324
			22,021,759
Indonesia—1.2%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		3,260,000	3,374,100
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		610,000	596,275
6.125%, 3/15/19[1]		1,910,000	2,115,325
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		1,040,000	972,400
4.625%, 4/15/43[1]		540,000	477,900
4.875%, 5/5/21[1]		2,475,000	2,586,375
5.375%, 10/17/23[1]		880,000	943,800
5.875%, 1/15/24[1]		1,230,000	1,359,150
11.625%, 3/4/19[1]		560,000	747,600
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	54,760,000,000	4,256,450
Series FR70, 8.375%, 3/15/24	IDR	58,640,000,000	4,794,788
Series FR71, 9.00%, 3/15/29	IDR	59,830,000,000	5,007,405
			27,231,568
Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		4,275,000	4,098,656
Kazakhstan—0.0%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]		930,000	883,500
Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		560,000	577,500
6.875%, 6/24/24[1]		765,000	806,692
			1,384,192
Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		1,095,000	1,220,235
Lebanon—0.1%
Lebanese Republic International Bonds:
5.45%, 11/28/19		480,000	486,696
6.00%, 1/27/23		295,000	298,393
6.10%, 10/4/22		625,000	639,062
6.60%, 11/27/26		685,000	703,838
			2,127,989
Lithuania—0.1%
Republic of Lithuania Sr. Unsec. Bonds, 6.125%, 3/9/21[1]		2,675,000	3,099,656
Mexico—0.7%
United Mexican States Treasury Bills, 3.06%, 11/27/14[13]	MXN	46,900,000	3,475,988
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	70,400,000	5,439,752
Series M, 8.00%, 12/7/23	MXN	10,400,000	878,578
Series M20, 4.75%, 3/8/44		435,000	432,825
Series M20, 7.50%, 6/3/27	MXN	22,100,000	1,803,349
Series M20, 8.50%, 5/31/29	MXN	31,740,000	2,791,371
Series M30, 8.50%, 11/18/38	MXN	15,200,000	1,342,576
Series M30, 10.00%, 11/20/36	MXN	7,100,000	716,123
			16,880,562
Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		870,000	870,000
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		2,330,000	2,324,641

			3,194,641

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Nigeria—0.1%
Federal Republic of Nigeria Unsec. Bonds, 16.39%, 1/27/22	NGN	174,000,000	$1,269,558

Panama—0.1%
Republic of Panama Sr. Unsec. Bonds:
4.00%, 9/22/24		610,000	611,525
5.20%, 1/30/20		1,045,000	1,154,725
6.70%, 1/26/36		620,000	764,150
9.375%, 4/1/29		580,000	862,750
			3,393,150

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		1,205,000	1,277,300

Peru—0.3%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		1,105,000	1,397,825
7.35%, 7/21/25		1,010,000	1,320,575
7.84%, 8/12/20[1]	PEN	2,690,000	1,062,091
8.20%, 8/12/26[1]	PEN	5,290,000	2,184,416
			5,964,907

Philippines—0.2%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		1,935,000	2,411,494
6.375%, 10/23/34		2,350,000	2,966,875
			5,378,369

Poland—0.3%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		4,185,000	4,056,856
5.125%, 4/21/21		1,755,000	1,958,492
			6,015,348

Portugal—0.1%
Republic of Portugal Obrigacoes do
Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	1,975,000	2,836,580

Romania—0.4%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		800,000	852,000
6.125%, 1/22/44[1]		1,070,000	1,232,199
6.75%, 2/7/22[1]		3,150,000	3,736,688
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	4,190,000	1,342,676
5.90%, 7/26/17	RON	10,110,000	3,124,249
			10,287,812

Russia—0.7%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	20,500,000	473,256

Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[1]		2,175,000	2,155,969
5.875%, 9/16/43[1]		845,000	868,238
7.50%, 3/31/30[1,2]		1,555,625	1,746,547
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		1,420,000	1,448,471
Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	32,900,000	769,821
Series 6206, 7.40%, 6/14/17	RUB	132,700,000	3,210,592
Series 6209, 7.60%, 7/20/22	RUB	26,400,000	609,395
Series 6210, 6.80%, 12/11/19	RUB	22,600,000	519,681
Series 6212, 7.05%, 1/19/28	RUB	26,700,000	565,072
Series 6215, 7.00%, 8/16/23	RUB	53,300,000	1,171,911
Series 6216, 6.70%, 5/15/19	RUB	143,900,000	3,290,482
			16,829,435

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		800,000	802,000

		Principal Amount	Value
Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		$1,380,000	$1,424,850
Republic of Serbia Unsec. Bonds,
5.875%, 12/3/18[1]		1,475,000	1,545,063
			2,969,913

Slovenia—0.1%
Republic of Slovenia Bonds, 4.125%, 2/18/19[1]		1,785,000	1,863,094

South Africa—0.9%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		1,165,000	1,158,447
5.875%, 5/30/22		540,000	599,400
5.875%, 9/16/25		2,145,000	2,365,935
Series R208, 6.75%, 3/31/21	ZAR	39,500,000	3,301,983
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	50,300,000	4,359,987
Series 2032, 8.25%, 3/31/32	ZAR	12,200,000	1,016,402
Series 2048, 8.75%, 2/28/48	ZAR	16,400,000	1,419,097
Series R186, 10.50%, 12/21/26	ZAR	67,400,000	6,959,732
			21,180,983

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,010,000	1,050,400
6.00%, 1/14/19[1]		1,070,000	1,131,525
6.25%, 10/4/20[1]		1,200,000	1,281,000
			3,462,925

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.329%, 3/9/20[2]		1,435,000	1,553,388

Thailand—0.3%
Kingdom of Thailand Sr. Unsec. Bonds:
3.25%, 6/16/17	THB	69,400,000	2,182,833
3.875%, 6/13/19	THB	96,500,000	3,103,476
5.125%, 3/13/18	THB	62,300,000	2,069,503
			7,355,812

Turkey—1.0%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	5,470,000	2,349,898
8.30%, 10/7/15	TRY	2,240,000	976,073
8.80%, 11/14/18	TRY	6,860,000	2,942,518
8.80%, 9/27/23	TRY	5,425,000	2,250,736
10.40%, 3/20/24	TRY	3,180,000	1,456,217
10.50%, 1/15/20	TRY	1,880,000	863,385
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	1,040,000	1,416,031
6.25%, 9/26/22		2,145,000	2,364,862
6.625%, 2/17/45		1,225,000	1,376,594
6.875%, 3/17/36		880,000	1,012,044
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[14]	TRY	2,905,000	1,840,142
6.30%, 2/14/18	TRY	4,550,000	1,820,260
7.10%, 3/8/23	TRY	4,025,000	1,507,242
9.00%, 3/8/17	TRY	1,070,000	466,484
9.00%, 7/24/24	TRY	2,390,000	1,006,266
			23,648,752

Ukraine—0.1%
Ukraine International Bonds:
6.875%, 9/23/15[1]		135,000	121,189
7.50%, 4/17/23[1]		440,000	371,338
7.80%, 11/28/22[1]		1,420,000	1,225,034
7.95%, 2/23/21[1]		455,000	389,594
			2,107,155

United Arab Emirates—0.1%
Dubai DOF Sukuk Ltd. Sr. Unsec. Nts., 3.875%, 1/30/23		390,000	388,538

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
United Arab Emirates (Continued)
Emirate of Dubai Sr. Unsec. International Bonds:
5.25%, 1/30/43	$620,000	$579,700
5.591%, 6/22/21	1,645,000	1,846,512
		2,814,750

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24	2,390,000	2,509,500
5.10%, 6/18/50	795,000	773,137
		3,282,637

Venezuela—0.2%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.00%, 3/31/38	175,000	100,188
7.75%, 10/13/19	1,795,000	1,252,013
8.25%, 10/13/24	400,000	257,000
13.625%, 8/15/18[1]	2,265,000	2,035,102
		3,644,303

Zambia—0.0%
Republic of Zambia Sr. Unsec. Bonds,
8.50%, 4/14/24[1]	280,000	318,675
Total Foreign Government Obligations
(Cost $364,096,819)		352,659,437

Corporate Loans—4.1%
Accellent, Inc., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 7.50%, 3/11/22[2]	1,360,000	1,319,200
Affinion Group, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.75%,
4/12/18[2]	799,359	781,207
Affinion Group, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 8.50%,
10/31/18[2]	432,587	420,330
Amaya BV, Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 8.00%, 7/29/22[2]	1,750,000	1,774,500
American Energy-Marcellus LLC, Sr.
Sec. Credit Facilities 2nd Lien Term
Loan, 8.50%, 8/4/21[2]	2,365,000	2,354,653
Asurion LLC, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 8.50%, 3/3/21[2,6]	5,945,247	6,034,426
AZ Chem US, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 7.50%,
6/10/22[2]	1,180,000	1,189,833
BJ’s Wholesale Club, Inc., Sr. Sec.
Credit Facilities 2nd Lien Term Loan,
8.50%, 3/26/20[2]	1,775,000	1,793,859
Blue Coat Systems, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 9.50%,
6/26/20[2]	895,000	903,950
Brock Holdings III, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 10.00%,
3/16/18[2]	775,000	772,578
Caesars Entertainment Operating Co.,
Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 9.75%, 1/29/18[2]	1,087,275	1,032,826
Caesars Entertainment Resort
Properties LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 7.00%, 10/11/20[2]	4,366,689	4,193,113
Caesars Growth Properties Holdings
LLC/Caesars Growth Properties Finance,
Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.25%, 5/10/21[2]	1,066,000	1,012,967
Catalent Pharma Solutions, Inc., Sr.
Sec. Credit Facilities 1st Lien Term
Loan, 6.50%, 12/31/17[2]	186,300	186,766
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.907%, 1/30/19[2,6]	7,103,532	6,794,976
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.807%, 1/29/16	24,300	24,122

	Principal Amount	Value
Corporate Loans (Continued)
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 7.657%, 7/30/19	$926,326	$907,799
Connolly Corp., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 8.00%, 5/9/22[2]	1,880,000	1,889,400
CRC Health Corp., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 9.00%,
9/28/21[2]	2,325,000	2,326,453
Del Monte Foods Co., Inc., Sr. Sec.
Credit Facilities 2nd Lien Term Loan,
8.25%, 8/18/21[2]	1,835,000	1,674,438
Deltek, Inc., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 10.00%, 10/10/19[2]	2,050,000	2,070,500
Dialysis Newco, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 7.75%,
10/21/21[2]	2,835,000	2,835,000
Entegra Holdings LLC, Sr. Sec. Credit
Facilities 3rd Lien Term Loan, 3.584%,
10/19/15[2,7]	5,228,633	3,459,614
FairPoint Communications, Inc., Sr. Sec.
Credit Facilities 1st Lien Term Loan,
7.50%, 2/14/19[2]	1,801,709	1,830,536
Fieldwood Energy LLC, Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 8.375%,
9/30/20[2]	3,632,184	3,651,859
Flint Group GmbH, Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 8.25%,
5/2/22[2,6]	710,000	699,350
Fram Group Holdings, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.50%,
7/31/17[2]	1,017,940	1,020,167
GYP Holdings III Corp., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 7.75%,
3/27/22[2]	2,325,000	2,336,625
Internet Brands, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 8.50%, 6/27/22[2]	2,120,000	2,081,134
IPC Systems, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.00%,
11/9/20[2]	1,580,000	1,587,900
IPC Systems, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 9.50%,
5/10/21[2]	860,000	861,613
iStar Financial, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 7.00%,
3/19/17[2]	889,554	919,576
Liberty Cablevision of Puerto Rico LLC,
Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10.00%, 6/26/23[2]	1,440,000	1,434,600
Moxie Patriot LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.75%,
12/19/20[2]	1,370,000	1,404,250
NewPage Corp., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 9.50%,
2/5/21[2]	3,555,000	3,566,849
NFR Energy LLC, Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 8.75%,
12/31/18[2]	3,590,000	3,590,000
NTELOS, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, 5.75%, 11/9/19[2]	1,108,804	1,108,790
Nuveen Investments, Inc., Sr. Sec.
Credit Facilities 2nd Lien Term Loan,
6.50%, 2/28/19[2]	2,475,000	2,484,281
Orchard Acquisition Co., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 7.00%,
2/8/19[2]	300,970	300,970
Quicksilver Resources, Inc., Sr. Sec.
Credit Facilities 2nd Lien Term Loan,
7.00%, 6/21/19[2,6]	3,401,000	3,086,407
Radnet Management, Inc., Sr. Sec.
Credit Facilities 2nd Lien Term Loan,
8.00%, 3/25/21[2]	1,740,000	1,746,525

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Corporate Loans (Continued)
Revel Entertainment, Inc., Sr. Sec.
Credit Facilities 2nd Lien Exit Term
Loan, 14.50%, 5/20/18[2,7,10]		$1,490,134	$335,280
Rexam plc, Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 8.00%, 5/2/22[2]		1,860,000	1,857,675
Road Infrastructure Investment LLC, Sr.
Sec. Credit Facilities 2nd Lien Term
Loan, 7.75%, 9/21/21[2]		1,860,000	1,806,525
RP Crown Parent LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.00%,
12/21/18[2]		1,805,464	1,761,455
RP Crown Parent LLC, Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 11.25%,
12/21/19[2]		720,000	682,875
Templar Energy, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 8.00%,
11/25/20[2,6]		5,965,000	5,800,963
TWCC Holding Corp., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 7.00%,
6/26/20[2]		2,185,000	2,150,405
Total Corporate Loans (Cost $96,171,461)			93,859,120

Corporate Bonds and Notes—44.0%
Consumer Discretionary—7.6%
Auto Components—0.8%
Affinia Group, Inc., 7.75% Sr. Unsec.
Nts., 5/1/21		2,615,000	2,699,987
Gates Global LLC/Gates Global Co., 6%
Sr. Unsec. Nts., 7/15/22[1]		2,065,000	1,951,425
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	795,000	1,423,726
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,465,000	2,747,888
Goodyear Tire & Rubber Co., 8.25% Sr.
Unsec. Nts., 8/15/20		3,410,000	3,665,750
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 5.875% Sr. Unsec. Nts.,
2/1/22		3,560,000	3,568,900
Lear Corp., 4.75% Sr. Unsec. Nts.,
1/15/23		2,925,000	2,903,063
			18,960,739

Automobiles—0.3%
Daimler Finance North America LLC,
2.375% Sr. Unsec. Nts., 8/1/18[1]		1,375,000	1,393,299
Ford Motor Co., 7.45% Sr. Unsec. Nts.,
7/16/31		1,025,000	1,356,906
Geely Automobile Holdings Ltd., 5.25%
Sr. Unsec. Nts., 10/6/19[1,6]		380,000	376,200
Jaguar Land Rover Automotive plc,
5.625% Sr. Unsec. Nts., 2/1/23[1]		2,065,000	2,145,019
Toyota Motor Credit Corp., 1.80% Sr.
Unsec. Nts., 7/23/20	EUR	1,015,000	1,357,928
			6,629,352

Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125%
Sr. Unsec. Nts., 4/1/20		2,865,000	2,950,950
Hotels, Restaurants & Leisure—1.3%
1011778 B.C. ULC/New Red Finance,
Inc., 6% Sec. Nts., 4/1/22[1,6]		2,040,000	2,037,450
Boyd Gaming Corp., 9.125% Sr. Unsec.
Nts., 12/1/18		900,000	942,750
Caesars Entertainment Resort
Properties LLC, 11% Sec. Nts.,
10/1/21[1]		1,725,000	1,625,812
Caesars Growth Properties Holdings
LLC/Caesars Growth Properties Finance,
Inc., 9.375% Sec. Nts., 5/1/22[1]		1,885,000	1,656,444

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Churchill Downs, Inc., 5.375% Sr.
Unsec. Nts., 12/15/21[3]		$1,130,000	$1,135,650
Greektown Holdings LLC/Greektown
Mothership Corp., 8.875% Sr. Sec.
Nts., 3/15/19[1]		2,080,000	2,080,000
GTECH SpA, 8.25% Jr. Sub. Nts.,
3/31/66[1,2]	EUR	1,643,000	2,227,614
Isle of Capri Casinos, Inc., 7.75% Sr.
Unsec. Nts., 3/15/19		1,350,000	1,414,125
Landry’s, Inc., 9.375% Sr. Unsec. Nts.,
5/1/20[1]		2,505,000	2,661,562
MCE Finance Ltd., 5% Sr. Unsec. Nts.,
2/15/21[1]		2,465,000	2,378,725
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		1,710,000	1,812,600
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,761,375
MTR Gaming Group, Inc., 11.50% Sec.
Nts., 8/1/19		2,510,825	2,752,492
PF Chang’s China Bistro, Inc., 10.25%
Sr. Unsec. Nts., 6/30/20[1]		575,000	573,563
Pinnacle Entertainment, Inc., 6.375%
Sr. Unsec. Nts., 8/1/21		1,670,000	1,753,500
Premier Cruises Ltd., 11% Sr. Unsec.
Nts., 3/15/08[3,7]		250,000	—
Sugarhouse HSP Gaming Prop Mezz
LP/Sugarhouse HSP Gaming Finance
Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,200,000
Viking Cruises Ltd., 8.50% Sr. Unsec.
Nts., 10/15/22[1]		2,135,000	2,332,488
			30,346,150

Household Durables—0.6%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		320,000	302,400
Beazer Homes USA, Inc., 9.125% Sr.
Unsec. Nts., 5/15/19		2,815,000	2,959,269
Jarden Corp.:
3.75% Sr. Unsec. Nts., 10/1/21[1]	EUR	590,000	758,240
6.125% Sr. Unsec. Nts., 11/15/22		540,000	561,600
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		1,200,000	1,179,750
9.125% Sec. Nts., 11/15/20[3]		1,790,000	1,946,625
KB Home, 7% Sr. Unsec. Nts.,
12/15/21		1,965,000	2,053,425
Meritage Homes Corp., 7.15% Sr.
Unsec. Nts., 4/15/20		3,270,000	3,580,650
Taylor Morrison Communities,
Inc./Monarch Communities, Inc.,
5.25% Sr. Unsec. Nts., 4/15/21[1]		1,050,000	1,029,000
			14,370,959

Media—2.8%
Altice Financing SA, 6.50% Sec. Nts.,
1/15/22[1]		3,105,000	3,190,387
Altice Finco SA, 8.125% Sr. Sec. Nts.,
1/15/24[1]		1,785,000	1,918,875
Altice SA, 7.25% Sr. Sec. Nts.,
5/15/22[1]	EUR	4,220,000	5,536,611
Belo Corp., 7.75% Sr. Unsec. Nts.,
6/1/27		3,132,000	3,492,180
CBS Outdoor Americas Capital LLC/CBS
Outdoor Americas Capital Corp.,
5.875% Sr. Unsec. Nts., 3/15/25[1,6]		1,425,000	1,435,687
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.75% Sr. Unsec. Nts.,
9/1/23		2,000,000	1,997,500
Cumulus Media Holdings, Inc., 7.75%
Sr. Unsec. Nts., 5/1/19		1,715,000	1,764,306
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22		1,295,000	1,324,138
6.75% Sr. Unsec. Nts., 6/1/21		835,000	899,712
7.875% Sr. Unsec. Nts., 9/1/19		1,580,000	1,789,350

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Media (Continued)
DreamWorks Animation SKG, Inc.,
6.875% Sr. Unsec. Nts., 8/15/20[1]		$1,260,000	$1,320,102
Entercom Radio LLC, 10.50% Sr.
Unsec. Nts., 12/1/19		1,125,000	1,237,500
Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		1,740,000	1,753,050
5.50% Sr. Unsec. Nts., 9/15/24[1]		475,000	469,063
Gray Television, Inc., 7.50% Sr. Unsec.
Nts., 10/1/20		3,535,000	3,632,213
Myriad International Holdings BV, 6%
Sr. Unsec. Nts., 7/18/20[1]		1,040,000	1,133,600
Nexstar Broadcasting, Inc., 6.875% Sr.
Unsec. Nts., 11/15/20		2,305,000	2,374,150
Numericable Group SA, 6% Sr. Sec.
Nts., 5/15/22[1]		5,995,000	6,047,456
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		1,800,000	1,782,000
5.625% Sr. Unsec. Nts., 8/1/24[1]		1,180,000	1,141,650
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,464,225
Univision Communications, Inc., 8.50%
Sr. Unsec. Nts., 5/15/21[1]		1,590,000	1,689,375
UPC Holding BV, 6.75% Sr. Unsec.
Nts., 3/15/23[1]	EUR	2,720,000	3,770,457
UPCB Finance V Ltd., 7.25% Sr. Sec.
Nts., 11/15/21[1]		2,215,000	2,381,125
UPCB Finance VI Ltd., 6.875% Sr. Sec.
Nts., 1/15/22[1]		3,275,000	3,512,438
Virgin Media Finance plc, 7% Sr.
Unsec. Nts., 4/15/23[1]	GBP	755,000	1,300,466
Virgin Media Secured Finance plc, 6%
Sr. Sec. Nts., 4/15/21[1]	GBP	2,470,000	4,148,473
VTR Finance BV, 6.875% Sr. Sec. Nts.,
1/15/24[1]		910,000	944,125
			64,450,214

Multiline Retail—0.2%
Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		665,000	694,925
8.75% Sr. Unsec. Nts., 10/15/21[1,10]		4,255,000	4,499,663
			5,194,588

Specialty Retail—1.1%
Apex Tool Group LLC, 7% Sr. Unsec.
Nts., 2/1/21[1]		4,035,000	3,732,375
Claire’s Stores, Inc., 8.875% Sr. Unsec.
Nts., 3/15/19		4,510,000	3,765,850
GameStop Corp., 5.50% Sr. Unsec.
Nts., 10/1/19[1]		2,790,000	2,769,075
Hot Topic, Inc., 9.25% Sr. Sec. Nts.,
6/15/21[1]		4,410,000	4,740,750
L Brands, Inc., 6.625% Sr. Unsec. Nts.,
4/1/21		1,930,000	2,137,475
Michaels Stores, Inc., 5.875% Sr. Sub.
Nts., 12/15/20[1]		1,983,000	1,978,042
Party City Holdings, Inc., 8.875% Sr.
Unsec. Nts., 8/1/20		1,630,000	1,768,550
Sally Holdings LLC/Sally Capital, Inc.,
5.75% Sr. Unsec. Nts., 6/1/22		1,380,000	1,414,500
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		3,360,000	3,402,000

			25,708,617

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 7.75% Sr. Unsec.
Nts., 5/15/18	EUR	72,500	95,234
Polymer Group, Inc., 6.875% Sr. Unsec.
Nts., 6/1/19[1]		705,000	704,119
Springs Industries, Inc., 6.25% Sr. Sec.
Nts., 6/1/21		5,715,000	5,629,275
			6,428,628

		Principal Amount	Value
Consumer Staples—1.0%
Beverages—0.2%
Compania Brasileira de Aluminio,
4.75% Sr. Unsec. Nts., 6/17/24[1]		$2,540,000	$2,406,650
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		695,000	735,755
5.75% Sr. Unsec. Nts., 4/7/21[1]		585,000	667,286
			3,809,691
Food & Staples Retailing—0.1%
BI-LO LLC/BI-LO Finance Corp.,
8.625% Sr. Unsec. Nts., 9/15/18[1,10]		1,755,000	1,605,825
Rite Aid Corp., 6.75% Sr. Unsec. Nts.,
6/15/21		1,010,000	1,037,775
			2,643,600
Food Products—0.6%
American Seafoods Group
LLC/American Seafoods Finance, Inc.,
10.75% Sr. Sub. Nts., 5/15/16[3]		2,770,000	2,707,675
ASG Consolidated LLC/ASG Finance,
Inc., 15% Sr. Unsec. Nts., 5/15/17[3,10]		3,004,334	2,673,857
BRF SA, 4.75% Sr. Unsec. Nts.,
5/22/24[1]		715,000	706,062
Bumble Bee Holdings, Inc., 9% Sr. Sec.
Nts., 12/15/17[1]		1,374,000	1,442,700
Chiquita Brands International,
Inc./Chiquita Brands LLC, 7.875% Sr.
Sec. Nts., 2/1/21		1,591,000	1,724,246
HJ Heinz Co., 4.25% Sec. Nts.,
10/15/20		1,450,000	1,444,562
Marfrig Holding Europe BV, 6.875% Sr.
Unsec. Nts., 6/24/19[1]		440,000	429,220
Marfrig Overseas Ltd., 9.50% Sr.
Unsec. Nts., 5/4/20[1]		460,000	489,900
Minerva Luxembourg SA, 7.75% Sr.
Unsec. Nts., 1/31/23[1]		385,000	392,893
Post Holdings, Inc., 7.375% Sr. Unsec.
Nts., 2/15/22		1,315,000	1,305,138
Wells Enterprises, Inc., 6.75% Sr. Sec.
Nts., 2/1/20[1]		912,000	939,360
			14,255,613
Tobacco—0.1%
Vector Group Ltd., 7.75% Sr. Sec. Nts.,
2/15/21		2,220,000	2,347,650
Energy—7.5%
Energy Equipment & Services—1.3%
American Energy-Permian Basin
LLC/AEPB Finance Corp., 7.125% Sr.
Unsec. Nts., 11/1/20[1]		1,890,000	1,738,800
Compressco Partners LP/Compressco
Finance, Inc., 7.25% Sr. Unsec. Nts.,
8/15/22[1]		2,365,000	2,376,825
Eletson Holdings, 9.625% Sr. Sec. Nts.,
1/15/22[1]		1,245,000	1,276,125
Exterran Partners LP/EXLP Finance
Corp., 6% Sr. Unsec. Nts., 4/1/21		1,525,000	1,490,687
Forbes Energy Services Ltd., 9% Sr.
Unsec. Nts., 6/15/19		1,520,000	1,508,600
GNL Quintero SA, 4.634% Sr. Unsec.
Nts., 7/31/29[1]		700,000	699,573
Hornbeck Offshore Services, Inc.,
5.875% Sr. Unsec. Nts., 4/1/20		2,360,000	2,371,800
North Atlantic Drilling Ltd.:
6.08% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	8,000,000	1,119,110
6.25% Sr. Unsec. Nts., 2/1/19[1]		1,605,000	1,452,525
Odebrecht Offshore Drilling Finance
Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]		2,489,157	2,588,723
Offshore Group Investment Ltd., 7.50%
Sr. Sec. Nts., 11/1/19		2,120,000	1,976,900

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Pertamina Persero PT, 5.625% Sr.
Unsec. Nts., 5/20/43[1]	$2,360,000	$2,159,400
Precision Drilling Corp., 6.625% Sr.
Unsec. Nts., 11/15/20	1,395,000	1,454,288
QGOG Constellation SA, 6.25% Sr.
Unsec. Nts., 11/9/19[1]	375,000	375,938
Seadrill Ltd., 6.125% Sr. Unsec. Nts.,
9/15/17[1]	2,820,000	2,823,525
Sinopec Group Overseas Development
2013 Ltd., 4.375% Sr. Unsec. Nts.,
10/17/23[1]	1,320,000	1,364,898
Sinopec Group Overseas Development
2014 Ltd., 2.75% Sr. Unsec. Nts.,
4/10/19[1]	1,760,000	1,755,565
		28,533,282
Oil, Gas & Consumable Fuels—6.2%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	680,000	697,850
6.125% Sr. Unsec. Nts., 7/15/22	1,390,000	1,494,250
Afren plc, 6.625% Sr. Sec. Nts.,
12/9/20[1]	445,000	426,087
Antero Resources Finance Corp., 6%
Sr. Unsec. Nts., 12/1/20	1,410,000	1,441,725
Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	505,000	246,187
8.00% Sec. Nts., 1/15/19[1]	1,760,000	1,518,000
Athlon Holdings LP/Athlon Finance
Corp., 6% Sr. Unsec. Nts., 5/1/22[1]	1,850,000	1,988,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	1,280,000	1,257,600
6.625% Sr. Unsec. Nts., 10/1/20	1,435,000	1,474,462
Baytex Energy Corp., 5.125% Sr.
Unsec. Nts., 6/1/21[1]	705,000	690,900
Bill Barrett Corp., 7.625% Sr. Unsec.
Nts., 10/1/19	2,355,000	2,443,312
BreitBurn Energy Partners LP/BreitBurn
Finance Corp., 8.625% Sr. Unsec. Nts.,
10/15/20	2,705,000	2,826,725
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[1]	990,000	1,007,325
5.50% Sr. Unsec. Nts., 9/15/21[1]	990,000	1,006,088
Chaparral Energy, Inc., 7.625% Sr.
Unsec. Nts., 11/15/22	1,400,000	1,442,000
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	2,110,000	2,131,100
5.375% Sr. Unsec. Nts., 6/15/21	475,000	488,656
5.75% Sr. Unsec. Nts., 3/15/23	1,425,000	1,525,177
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	1,740,000	1,705,200
8.50% Sr. Unsec. Nts., 12/15/19	485,000	505,612
CNOOC Curtis Funding No 1 Pty Ltd.,
4.50% Sr. Unsec. Nts., 10/3/23[1]	1,310,000	1,362,382
Cosan Luxembourg SA, 5% Sr. Unsec.
Nts., 3/14/23[1]	375,000	360,937
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	495,000	501,187
6.125% Sr. Unsec. Nts., 3/1/22	2,055,000	2,070,412
Delek & Avner Tamar Bond Ltd.,
5.082% Sr. Sec. Nts., 12/30/23[1]	610,000	622,306
Denbury Resources, Inc., 4.625% Sr.
Sub. Nts., 7/15/23	1,040,000	967,200
Dolphin Energy Ltd., 5.50% Sr. Sec.
Nts., 12/15/21[1]	1,790,000	2,004,800
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]	1,725,000	1,788,923
5.25% Sr. Unsec. Nts., 8/10/20[1]	910,000	976,494
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,207,312
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,216,937

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Energy XXI Gulf Coast, Inc., 6.875% Sr.
Unsec. Nts., 3/15/24[1]	$470,000	$442,975
EP Energy LLC/Everest Acquisition
Finance, Inc., 7.75% Sr. Unsec. Nts.,
9/1/22	2,665,000	2,831,562
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	2,670,000	2,563,200
Gazprom OAO Via Gaz Capital SA,
4.95% Sr. Unsec. Nts., 7/19/22[1]	1,060,000	993,750
Genesis Energy LP/Genesis Energy
Finance Corp., 5.75% Sr. Unsec. Nts.,
2/15/21	1,720,000	1,687,750
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	2,580,000	2,554,200
9.75% Sr. Unsec. Nts., 7/15/20	995,000	1,017,387
Hiland Partners LP/Hiland Partners
Finance Corp., 7.25% Sr. Unsec. Nts.,
10/1/20[1]	1,430,000	1,522,950
KazMunayGas National Co. JSC:
5.75% Sr. Unsec. Nts., 4/30/43[1]	1,365,000	1,284,738
7.00% Sr. Unsec. Nts., 5/5/20[1]	435,000	485,895
9.125% Sr. Unsec. Nts., 7/2/18[1]	985,000	1,156,144
Kodiak Oil & Gas Corp., 5.50% Sr.
Unsec. Nts., 1/15/21	1,735,000	1,761,025
Laredo Petroleum, Inc., 5.625% Sr.
Unsec. Nts., 1/15/22	1,765,000	1,738,525
LBC Tank Terminals Holding
Netherlands BV, 6.875% Sr. Unsec.
Nts., 5/15/23[3]	1,530,000	1,637,100
Lightstream Resources Ltd., 8.625% Sr.
Unsec. Nts., 2/1/20[1]	1,765,000	1,756,175
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	3,370,000	3,412,125
8.625% Sr. Unsec. Nts., 4/15/20	1,370,000	1,423,087
MarkWest Energy Partners
LP/MarkWest Energy Finance Corp.,
4.50% Sr. Unsec. Nts., 7/15/23	730,000	711,750
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	6,740,000	6,942,200
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,065,000	1,104,938
Memorial Production Partners
LP/Memorial Production Finance Corp.,
7.625% Sr. Unsec. Nts., 5/1/21	1,425,000	1,425,000
Midstates Petroleum Co.,
Inc./Midstates Petroleum Co. LLC,
9.25% Sr. Unsec. Nts., 6/1/21	1,440,000	1,443,600
Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[1]	635,000	660,400
9.50% Sr. Sec. Nts., 12/5/20[1]	2,820,000	3,116,100
Navios Maritime Acquisition
Corp./Navios Acquisition Finance US,
Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000	1,207,650
Novatek OAO via Novatek Finance Ltd.,
4.422% Sr. Unsec. Nts., 12/13/22[1]	955,000	835,625
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	1,975,000	2,088,563
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	2,114,000	2,169,347
5.45% Sr. Unsec. Nts., 10/14/21[1]	1,372,000	1,521,290
Pacific Rubiales Energy Corp., 5.625%
Sr. Unsec. Nts., 1/19/25[1]	955,000	920,095
Parsley Energy LLC/Parsley Finance
Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]	1,520,000	1,577,000
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	1,735,000	1,620,056
Penn Virginia Corp., 8.50% Sr. Unsec.
Nts., 5/1/20	1,715,000	1,809,325
Petroleos de Venezuela SA:
6.00% Sr. Unsec. Nts., 11/15/26[1]	2,160,000	1,134,000
9.00% Sr. Unsec. Nts., 11/17/21	755,000	507,738

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	$157,250	$155,741
2.00% Sec. Nts., 12/20/22	777,750	771,845
3.50% Sr. Unsec. Nts., 1/30/23	1,820,000	1,753,570
6.375% Sr. Unsec. Nts., 1/23/45[1]	3,480,000	3,943,884
6.625% Sr. Unsec. Nts., 6/15/35	1,255,000	1,462,703
8.00% Sr. Unsec. Nts., 5/3/19	4,135,000	5,042,633
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]	346,667	375,267
9.75% Sr. Unsec. Nts., 8/14/19[1]	515,000	651,475
Petronas Capital Ltd., 7.875% Sr.
Unsec. Nts., 5/22/22[1]	1,425,000	1,856,851
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	1,160,000	1,189,000
5.00% Sr. Sub. Nts., 3/15/23	325,000	336,375
Regency Energy Partners LP/Regency
Energy Finance Corp., 5% Sr. Unsec.
Nts., 10/1/22	1,895,000	1,873,681
Rice Energy, Inc., 6.25% Sr. Unsec.
Nts., 5/1/22[1]	1,085,000	1,063,300
Rosetta Resources, Inc., 5.625% Sr.
Unsec. Nts., 5/1/21	1,525,000	1,494,500
Sabine Pass Liquefaction LLC, 5.625%
Sr. Sec. Nts., 2/1/21	1,056,000	1,090,320
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[1]	1,985,000	1,972,892
7.75% Sr. Unsec. Nts., 6/15/21	1,695,000	1,822,125
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	1,675,000	1,635,219
7.51% Sr. Unsec. Nts., 3/15/21	3,062,000	3,000,760
Sibur Securities Ltd., 3.914% Sr. Unsec.
Nts., 1/31/18[1]	325,000	299,000
SM Energy Co., 6.50% Sr. Unsec. Nts.,
1/1/23	1,990,000	2,079,550
Summit Midstream Holdings
LLC/Summit Midstream Finance Corp.,
5.50% Sr. Unsec. Nts., 8/15/22	1,420,000	1,395,150
Tengizchevroil Finance Co. Sarl,
6.124% Sr. Sec. Nts., 11/15/14[1]	141,871	142,531
Tesoro Logistics LP/Tesoro Logistics
Finance Corp., 5.875% Sr. Unsec. Nts.,
10/1/20	1,154,000	1,200,160
Triangle USA Petroleum Corp., 6.75%
Sr. Unsec. Nts., 7/15/22[1]	1,890,000	1,854,563
Tullow Oil plc, 6% Sr. Unsec. Nts.,
11/1/20[1]	1,301,000	1,307,505
US Shale Solutions, Inc., 12.50% Sr.
Sec. Nts., 9/1/17 (1,895 displayed as units) [1]	1,895	1,819,200
Whiting Petroleum Corp., 5.75% Sr.
Unsec. Nts., 3/15/21	1,015,000	1,073,363
WPX Energy, Inc., 5.25% Sr. Unsec.
Nts., 9/15/24	945,000	916,650
		143,038,974

Financials—8.4%
Capital Markets—1.2%
American Capital Ltd., 6.50% Sr.
Unsec. Nts., 9/15/18[1]	1,315,000	1,354,450
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]	1,675,000	1,804,813
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]	1,880,000	2,011,600
Drawbridge Special Opportunities Fund
LP/Drawbridge Special Opportunities
Finance Corp., 5% Sr. Unsec. Nts.,
8/1/21[1]	2,365,000	2,353,175
Fermaca Enterprises S de RL de CV,
6.375% Sr. Sec. Nts., 3/30/38[1]	1,035,000	1,089,337

		Principal Amount	Value
Capital Markets (Continued)
Hilton Worldwide Finance LLC/Hilton
Worldwide Finance Corp., 5.625% Sr.
Unsec. Nts., 10/15/21[1]		$1,035,000	$1,067,991
Is Yatirim Menkul Degerler AS, 9.786% Unsec. Nts., 2/24/15[13]	TRY	2,720,000	1,148,289
Mdc-Gmtn BV, 3.25% Sr. Unsec. Nts.,
4/28/22[1]		1,805,000	1,815,848
MPH Acquisition Holdings LLC, 6.625%
Sr. Unsec. Nts., 4/1/22[1]		700,000	708,750
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		430,000	431,075
7.875% Sr. Unsec. Nts., 10/1/20		1,655,000	1,679,825
Prospect Medical Holdings, Inc.,
8.375% Sr. Sec. Nts., 5/1/19[1]		2,160,000	2,330,100
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	22,700,000	1,626,637
Signode Industrial Group Lux
SA/Signode Industrial Group US, Inc.,
6.375% Sr. Unsec. Nts., 5/1/22[1]		1,165,000	1,121,312
UBS AG (Jersey Branch), 7.25% Sub.
Nts., 2/22/22[2]		3,520,000	3,767,787
Walter Investment Management Corp.,
7.875% Sr. Unsec. Nts., 12/15/21[1]		2,855,000	2,826,450
			27,137,439
Commercial Banks—3.7%
Akbank TAS, 7.50% Sr. Unsec. Nts.,
2/5/18[1]	TRY	1,805,000	709,497
Banco ABC Brasil SA, 8.50% Sr. Unsec.
Nts., 3/28/16[1]	BRL	1,080,000	423,573
Banco del Estado de Chile, 4.125% Sr.
Unsec. Nts., 10/7/20[1]		2,060,000	2,161,070
Banco Santander Brasil SA (Cayman
Islands), 8% Sr. Unsec. Unsub. Nts.,
3/18/16[1]	BRL	1,850,000	729,343
Banco Santander SA, 6.375% Jr. Sub.
Perpetual Bonds[2,11]		735,000	698,618
Barclays plc, 7% Jr. Sub. Perpetual
Bonds[2,11]	GBP	3,666,000	5,638,550
BNP Paribas SA, 5.945% Jr. Sub.
Perpetual Bonds[2,11]	GBP	3,190,000	5,313,218
BPCE SA:
5.70% Sub. Nts., 10/22/23[1]		1,365,000	1,456,387
9.00% Jr. Sub. Perpetual Bonds[2,11]	EUR	1,985,000	2,588,642
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		1,465,000	1,523,600
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	582,187
5.00% Sr. Unsec. Nts., 8/15/22		2,465,000	2,480,406
Commerzbank AG, 8.125% Sub. Nts.,
9/19/23[1]		5,050,000	5,849,309
Corp. Financiera de Desarrollo SA,
4.75% Sr. Unsec. Nts., 2/8/22[1]		1,330,000	1,406,475
Corpbanca SA, 3.875% Sr. Unsec. Nts.,
9/22/19[1]		1,055,000	1,062,681
CorpGroup Banking SA, 6.75% Sr.
Unsec. Nts., 3/15/23[1]		940,000	943,267
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,11]		3,480,000	3,689,134
8.375% Jr. Sub. Perpetual Bonds[2,3,11]		1,855,000	2,143,452
Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[2,11]	GBP	2,250,000	3,801,698
5.75% Jr. Sub. Perpetual Bonds[2,11]	EUR	145,000	182,799
Export-Import Bank of India, 4% Sr.
Unsec. Nts., 1/14/23		690,000	687,281
Finansbank AS, 6.25% Sr. Unsec. Nts.,
4/30/19[1]		555,000	578,754
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts.,
9/26/22[1]		2,190,000	2,173,575
HBOS Capital Funding LP, 6.461% Jr.
Sub. Perpetual Bonds[2,11]	GBP	1,085,000	1,856,130

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[2,11]		$2,680,000	$2,680,000

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		900,000	943,200

ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[1]		1,920,000	2,132,252

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		2,820,000	2,745,256

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		1,195,000	1,197,988

Lloyds Banking Group plc, 7.625% Jr. Sub. Perpetual Bonds[2,11]	GBP	440,000	716,873

MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[1]		1,645,000	1,825,950

Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		1,275,000	1,273,800

Nordea Bank AB:
5.50% Jr. Sub. Perpetual Bonds[1,2,11]		1,710,000	1,684,350
6.125% Jr. Sub. Perpetual Bonds[1,2,11]		1,065,000	1,047,707

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,11]	GBP	150,000	256,702

RBS Capital Trust III, 2.073% Jr. Sub. Perpetual Bonds[2,11]		1,445,000	1,423,325

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		2,795,000	2,936,050

Sberbank of Russia Via SB Capital SA, 6.125% Sr. Unsec. Nts., 2/7/22[1]		350,000	351,750

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,11]	GBP	565,000	920,575

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		1,410,000	1,417,184

Societe Generale SA: 5.00% Sub. Nts., 1/17/24[1]		1,450,000	1,462,856
5.922% Jr. Sub. Perpetual Bonds[1,2,11]		4,000,000	4,240,000

State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		720,000	749,575

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		2,175,000	2,130,413

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		1,395,000	1,427,962

Turkiye Garanti Bankasi AS, 4.75% Sr. Unsec. Nts., 10/17/19[1]		1,035,000	1,036,035

Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[1]		825,000	821,288

Turkiye Is Bankasi AS, 8.864% Unsec. Nts., 2/9/15[13]	TRY	2,700,000	1,146,440

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		690,000	662,400

			85,909,577

Consumer Finance—0.7%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		1,460,000	1,565,850

Ally Financial, Inc.: 5.125% Sr. Unsec. Nts., 9/30/24		750,000	736,875
7.50% Sr. Unsec. Nts., 9/15/20		1,175,000	1,357,125

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		7,200,000	414,000

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,089,413

Enova International, Inc., 9.75% Sr. Nts., 6/1/21[1]		1,880,000	1,884,700

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		1,380,000	1,493,850

Navient LLC:
6.125% Sr. Unsec. Nts., 3/25/24		1,820,000	1,779,050
7.25% Sr. Unsec. Nts., 1/25/22		2,230,000	2,425,125

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		990,000	1,004,850

		Principal Amount	Value
Consumer Finance (Continued)

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		$1,445,000	$1,445,000

			15,195,838

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,11]	EUR	4,340,000	5,591,368

AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	640,000	723,475

AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	640,000	777,028

Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[1,11]	EUR	2,200,000	2,952,379

Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[1]		2,275,000	2,155,562

Banco BTG Pactual SA (Luxembourg), 8.75% Jr. Sub. Perpetual Bonds[1,2,11]		625,000	636,562

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,14]	MXN	4,830,531	—

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,10]		1,500,000	1,499,062

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		785,000	819,344

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		325,000	330,281

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		3,270,000	3,473,558

First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[1,10]		174,341	183,712

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	1,545,000	2,090,450

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,715,000	1,762,163

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,429,575

JPMorgan Hipotecaria su Casita: 6.10% Sec. Nts., 9/25/35[6,14]	MXN	1,088,363	105,981
6.47% Sec. Nts., 8/26/35[3,14]	MXN	5,808,600	43,575

Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		1,310,000	1,395,478

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,315,000	1,504,031

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		610,000	632,113

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20		4,585,000	4,183,813

SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	270,000	364,895

State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[1]		1,650,000	1,695,515

			34,349,920

Insurance—0.5%

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,11]	GBP	750,000	1,256,898
6.125% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,545,000	2,613,931

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,695,000	2,772,481

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,860,000	1,994,850

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,11]		3,538,000	3,728,167

			12,366,327

Real Estate Investment Trusts (REITs)—0.3%

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21[1]		1,645,000	1,653,225

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,579,131

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		$1,770,000	$1,730,175

TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		1,245,000	1,297,913

			6,260,444

Real Estate Management & Development—0.5%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[1]		770,000	800,800

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		1,415,000	1,460,988

Fondo MIVIVIENDA SA, 3.50%, 1/31/23[1]		2,045,000	1,944,181

Franshion Brilliant Ltd., 5.75% Sr. Unsec. Nts., 3/19/19		700,000	721,000

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		835,000	960,918

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		1,330,000	1,429,750
9.00% Sr. Sec. Nts., 1/15/20[3]		865,000	949,338

Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		810,000	846,514

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,385,250

			10,498,739

Thrifts & Mortgage Finance—0.0%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		1,165,000	1,153,350

Health Care—2.2%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		1,570,000	1,483,650

Health Care Equipment & Supplies—0.4%

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		1,045,000	1,047,612

ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR	1,140,000	1,555,067

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]		3,590,000	3,275,875

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		1,125,000	1,192,500

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		185,000	191,013

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,840,000	2,005,600

			9,267,667

Health Care Providers & Services—1.4%

Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21		440,000	455,400

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[1]		945,000	940,275

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22[1]		2,495,000	2,613,512
7.125% Sr. Unsec. Nts., 7/15/20		970,000	1,028,200

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24		825,000	812,109
5.75% Sr. Unsec. Nts., 8/15/22		895,000	930,800

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		590,000	582,625

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		3,945,000	3,866,100

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]		805,000	851,448
5.875% Sr. Unsec. Nts., 1/31/22[1]		405,000	431,325

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18		1,370,000	1,457,338

	Principal Amount	Value
Health Care Providers & Services (Continued)

HCA, Inc.:
5.875% Sr. Unsec. Nts., 5/1/23	$3,480,000	$3,567,000
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,038,613

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,270,000	2,383,500

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[1]	1,395,000	1,367,100

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	3,070,000	3,123,725

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	1,750,000	1,758,750

Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20	2,035,000	2,157,100
8.125% Sr. Unsec. Nts., 4/1/22	1,445,000	1,589,500

		32,954,420

Pharmaceuticals—0.3%

Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	2,500,000	2,393,750

JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	1,265,000	1,282,394

Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[1]	790,000	798,888

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]	1,360,000	1,475,600

Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[1]	920,000	948,750
7.25% Sr. Unsec. Nts., 7/15/22[1]	115,000	121,756

		7,021,138

Industrials—5.8%

Aerospace & Defense—1.0%

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	687,000	736,807

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	5,860,000	5,881,975

Erickson, Inc., 8.25% Sec. Nts., 5/1/20	3,057,000	2,919,435

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	3,980,000	4,308,350

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,940,000	2,100,050

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19[1]	1,805,000	1,800,487

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[1]	2,165,000	2,170,413

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22[1]	1,810,000	1,789,638

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	2,555,000	2,529,450

		24,236,605

Air Freight & Couriers—0.5%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	7,090,000	7,125,450

Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	190,000	206,253

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,796,800

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,190,000	1,234,625

		11,363,128

Airlines—0.2%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	1,100,000	1,170,125

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	1,215,000	1,208,925

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Airlines (Continued)

Gol LuxCo SA, 8.875% Sr. Unsec. Nts., 1/24/22[1]		$505,000	$497,677

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23		1,167,931	1,354,800

			4,231,527

Building Products—0.1%

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		2,740,000	2,959,200

Commercial Services & Supplies—1.2%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		3,020,000	2,612,300

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]		3,070,000	3,100,700

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]		2,925,000	2,756,812
8.50% Sec. Nts., 9/15/22[1]		2,550,000	2,403,375

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		3,694,000	3,924,875

Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]		2,040,000	1,981,350

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		1,970,000	2,171,925

Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20		1,010,000	1,057,975

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]		3,495,000	3,538,688

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]		3,535,000	3,269,875

			26,817,875

Construction & Engineering—0.1%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[1]		365,000	351,312

OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]		560,000	550,878

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	1,130,000	418,946

			1,321,136

Electrical Equipment—0.1%

ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]		380,000	370,500

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22		2,615,000	2,445,025

			2,815,525

Industrial Conglomerates—0.1%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		810,000	864,675

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		1,035,000	987,216

			1,851,891

Machinery—1.1%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		1,325,000	1,384,625

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]		2,190,000	2,135,250

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,490,000	2,707,875

CNH Industrial Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16		670,000	708,525

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[1]		1,890,000	1,925,437

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	2,234,083

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		2,360,000	2,548,800

		Principal Amount	Value
Machinery (Continued)

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		$3,585,000	$3,638,775

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,070,000	2,129,513

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	1,821,319	2,451,761

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,758,800

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000	1,669,863

			26,293,307

Marine—0.2%

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		2,780,000	2,780,000

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,268,487

			4,048,487

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,787,950

Road & Rail—0.4%

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		955,000	1,033,701

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]		2,265,000	2,375,419

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	540,000	689,584

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		4,775,000	4,291,531

			8,390,235

Trading Companies & Distributors—0.6%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[1]		1,645,000	1,597,706

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21[6]		1,620,000	1,607,850
6.75% Sr. Unsec. Nts., 12/15/20		2,365,000	2,477,338

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		3,620,000	3,773,850

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		3,780,000	3,789,450

			13,246,194

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		1,695,000	1,909,078

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		720,000	749,104

			2,658,182

Information Technology—2.2%

Communications Equipment—0.4%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		3,805,000	3,890,612

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		3,575,000	3,496,797

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		2,226,000	2,370,690

			9,758,099

Electronic Equipment, Instruments, & Components—0.1%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		980,000	1,035,125

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		1,405,000	1,429,587

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Electronic Equipment, Instruments, & Components (Continued)

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1,6]		$480,000	$480,000

			2,944,712

Internet Software & Services—0.4%

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	1,705,000	2,282,710

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		3,160,000	3,256,380

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20		1,220,000	1,213,900

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,255,000	1,211,075

Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[1]		1,200,000	1,214,505

			9,178,570

IT Services—0.5%

Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[3]		585,000	587,194

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		3,300,000	3,514,500
10.625% Sr. Unsec. Nts., 6/15/21		1,731,000	1,977,667

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,940,000	1,986,075

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18		1,120,000	999,600

Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[1]		540,000	555,525

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		1,281,000	1,375,474

			10,996,035

Semiconductors & Semiconductor Equipment—0.3%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		3,355,000	3,413,712
8.05% Sr. Unsec. Nts., 2/1/20		414,000	440,910
10.75% Sr. Unsec. Nts., 8/1/20		1,708,000	1,900,150

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]		1,385,000	1,443,863

			7,198,635

Software—0.4%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]		2,640,000	2,626,800

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		3,040,000	2,933,600

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		2,435,000	2,403,041

			7,963,441

Technology Hardware, Storage & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		3,030,000	3,124,688

Materials—3.3%

Chemicals—0.7%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		1,075,000	1,126,062

Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[1]		2,175,000	2,153,250

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		1,185,000	1,196,850

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		680,000	694,450

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		1,465,000	1,466,831

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		1,610,000	1,646,225

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		2,245,000	2,009,275

		Principal Amount	Value
Chemicals (Continued)

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20		$891,000	$984,555

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		1,140,000	1,214,100

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]		1,555,000	1,551,113

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19		1,301,000	1,372,555

			15,415,266

Construction Materials—0.3%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[3]		1,975,000	2,073,750

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[3]		90,000	93,150

Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	250,000	316,552
5.70% Sr. Sec. Nts., 1/11/25[1]		540,000	521,640

CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		670,000	649,900

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	830,717
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	907,122
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	950,936

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	495,000	695,703

			7,039,470

Containers & Packaging—0.9%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1]		1,895,000	1,823,937
6.75% Sr. Unsec. Nts., 1/31/21[1]		1,150,000	1,152,875

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		541,765	549,891

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		700,000	674,625

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[1]		1,895,000	1,913,950

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		1,955,000	2,047,862

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		590,000	557,550

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]		1,335,000	1,401,750

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		890,000	845,500

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,285,000	1,259,686

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		1,386,000	1,441,440

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		3,420,000	3,496,950

Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[1]		1,555,000	1,665,794

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		1,280,000	1,312,000

			20,143,810

Metals & Mining—1.2%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,765,000	2,796,106
7.875% Sr. Unsec. Nts., 11/1/20		2,870,000	2,870,000

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[1]		180,000	186,075

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Metals & Mining (Continued)

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		$1,420,000	$1,427,100

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]		185,000	169,737

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,200,000	2,255,000

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		1,555,000	1,601,650
6.875% Sr. Unsec. Nts., 4/1/22[1]		1,685,000	1,720,806
8.25% Sr. Unsec. Nts., 11/1/19[1]		1,180,000	1,224,250

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,452,355
5.875% Sr. Sec. Nts., 5/31/20	EUR	105,000	140,325

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		1,383,000	1,398,824
4.95% Sr. Unsec. Nts., 11/15/21[1]		560,000	596,958

GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		1,795,000	1,819,430

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		1,575,000	1,596,656

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		330,000	302,363

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]		1,085,000	1,082,288

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,379,769

Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[1]		565,000	545,225

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		1,680,000	1,621,200

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		905,000	970,613

			28,156,730

Paper & Forest Products—0.2%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		725,000	716,844

Inversiones CMPC SA, 4.75% Sr. Unsec. Nts., 9/15/24[1]		985,000	981,564

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		1,890,000	1,930,163

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		1,730,000	1,799,200

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		450,000	472,500

			5,900,271

Telecommunication Services—3.0%

Diversified Telecommunication Services—2.4%

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		7,075,000	7,313,781

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		605,000	609,538

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,789,000

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	2,244,750
7.625% Sr. Unsec. Nts., 4/15/24		2,850,000	2,971,125

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		3,400,000	3,480,750

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		3,005,000	4,155,975

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,11]	EUR	2,265,000	3,020,584

Level 3 Escrow II, Inc., 5.375% Sr. Unsec. Nts., 8/15/22[1]		590,000	582,625

		Principal Amount	Value
Diversified Telecommunication Services (Continued)

MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		$4,340,000	$4,475,625

Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[1]		1,915,000	1,809,866
9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	2,550,000	954,056

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		4,863,000	5,495,190

Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR	1,265,000	1,801,998

Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[2,11]	EUR	3,760,000	5,168,377

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,706,713

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]		315,000	308,113

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	1,118,906
7.75% Sr. Unsec. Nts., 10/15/20		1,645,000	1,739,588
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	2,332,600

			56,079,160

Wireless Telecommunication Services—0.6%

America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	14,700,000	1,070,747

Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec. Nts., 5/20/24[1]		870,000	931,161

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		915,000	915,457

ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		1,930,000	1,934,615

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		780,000	813,150

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		595,000	513,187

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20		785,000	802,663

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[1]		130,000	104,325

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]		1,610,000	1,680,438

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,11]	EUR	1,435,000	1,942,343

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	19,800,000	474,873

Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	12,300,000	310,171

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	1,405,000	1,754,621

			13,247,751

Utilities—3.0%

Electric Utilities—1.4%

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		1,380,000	1,437,781
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,300,000	2,480,481

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,11]		1,950,000	1,986,562
5.625% Jr. Sub. Perpetual Bonds[1,2,11]		990,000	1,030,739

Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]		1,770,000	2,111,079
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	662,465,000	346,969

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[2]	EUR	285,000	359,861

Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	2,465,000	3,244,711

Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		2,150,000	2,265,563

Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,11]	EUR	2,935,000	3,988,973

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		$565,000	$614,155
7.25% Sr. Sec. Nts., 1/15/19[1]		3,040,000	3,420,000
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,580,188
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		3,670,000	3,844,325
Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[1]		1,030,000	1,060,900

			30,772,287
Gas Utilities—0.3%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		1,620,000	1,738,260
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,670,000	1,640,775
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	895,000	1,223,007
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		840,000	837,900
Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		1,545,000	1,552,725

			6,992,667
Independent Power and Renewable Electricity Producers—1.0%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,175,625
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		1,390,000	1,410,850
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,297,006
7.875% Sr. Sec. Nts., 1/15/23[1]		884,000	970,190
Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		980,000	976,603
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,690,000	1,780,415
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		420,000	393,750
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	955,000	1,327,477
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		1,730,000	1,807,850
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	1,285,000	2,156,089
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,743,619
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[1]		1,605,000	1,654,153
6.25% Sr. Unsec. Nts., 5/1/24[1]		2,220,000	2,236,650
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,509,562
Power Sector Assets & Liabilities
Management Corp., 7.39% Sr. Unsec.
Nts., 12/2/24[1]		1,785,000	2,280,338

			23,720,177
Multi-Utilities—0.3%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		1,685,000	1,630,238
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	990,000	1,298,349
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	2,630,000	3,528,482

			6,457,069

Total Corporate Bonds and Notes (Cost $1,025,024,351)			1,011,377,596

		Shares
Preferred Stock—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non- Vtg.[1] (Cost $3,865,770)		4,019	4,042,863

		Shares	Value
Common Stocks—0.1%
American Media Operations, Inc.[12]		219,796	$39,343
Arco Capital Corp. Ltd.[3,12]		690,638	—
Astana Finance JSC, ADR[3,12]		60,552	606
Nortek, Inc.[12]		24,095	1,795,078
Premier Holdings Ltd.[12]		18,514	—
Revel Entertainment, Inc.[12]		16,153	—
Wallace Theater Holdings, Inc.[3,12]		1,525	15

Total Common Stocks (Cost $9,558,022)			1,835,042
		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[12] (Cost $6,331,150)		22,685	—

		Principal Amount
Structured Securities—0.8%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	53,910,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	97,250,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sec. Nts., 4/30/25[1,13]		1,492,192	986,352
3.138% Sr. Sec. Nts., 4/30/25[1,13]		1,467,253	969,867
3.191% Sec. Nts., 4/30/25[1,13]		1,826,848	1,207,563
3.242% Sr. Sec. Nts., 4/30/25[1,13]		2,085,070	1,378,250
3.269% Sec. Nts., 4/30/25[1,13]		1,665,727	1,101,060
3.346% Sr. Sec. Nts., 4/30/25[1,13]		1,565,713	1,034,950
3.905% Sr. Sec. Nts., 4/30/25[1,13]		1,901,283	1,256,765
4.005% Sec. Nts., 4/30/25[1,13]		1,641,454	1,085,015
25.692% Sr. Sec. Nts., 12/31/17[3,14]	BRL	10,280,000	6,825,685
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	697,693	48,426
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	1,220,632	84,723
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	18,404,162	1,277,418
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	1,341,270	93,097
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	974,458	67,636
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	622,337	43,196
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	114,609	7,955
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	1,604,000,000	968,319
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[7,13]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	41,089,256	520,144

Total Structured Securities (Cost $24,769,046)			18,956,421
Short-Term Notes—3.8%
Federal Republic of Nigeria Treasury Bills:
12.463%, 4/9/15[13]	NGN	295,000,000	1,706,089
12.70%, 3/5/15[13]	NGN	93,000,000	542,761
Hungary Treasury Bills, 3.021%,
11/26/14[13]	HUF	2,480,000,000	10,034,559
Korea Monetary Stabilization Bonds: Series 1411, 2.73%, 11/9/14	KRW	2,704,000,000	2,562,594
Series 1412, 2.72%, 12/9/14	KRW	4,416,000,000	4,189,105
United Mexican States Treasury Bills:
2.918%, 12/24/14[13]	MXN	47,700,000	3,527,289
3.235%, 12/11/14[13]	MXN	368,000,000	27,241,124
3.503%, 10/16/14[13]	MXN	373,000,000	27,733,405
United States Treasury Bills, 0.022%, 11/13/14[13]		9,030,000	9,029,769

Total Short-Term Notes (Cost $88,994,186)			86,566,695

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

	Shares	Value
Investment Companies—11.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[15,16]	27,886,362	$27,886,362
Oppenheimer Master Event-Linked Bond Fund, LLC[15]	3,835,870	55,204,507
Oppenheimer Master Loan Fund, LLC[15]	8,486,824	123,174,619
Oppenheimer Ultra-Short Duration Fund, Cl. Y15	5,604,201	56,154,091

Total Investment Companies (Cost $264,213,289)		262,419,579

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased—0.0%
BRL Currency Call[12]	GSG	BRL	2.288	12/12/14	BRL	14,100,000	$23,970
BRL Currency Call[12]	GSG	BRL	2.214	10/6/14	BRL	99,607,500	—
BRL Currency Call[12]	GSG	JPY	44.000	8/25/16	BRL	21,386,364	139,391
CAD Currency Put[12]	TDB	CAD	1.108	10/8/14	CAD	26,592,000	298,841
CNH Currency Call[12]	JPM	CNH	6.147	10/16/14	CNH	8,100,000	291
CNH Currency Put[12]	JPM	CNH	6.153	1/12/16	CNH	55,650,000	286,486
Total Over-the-Counter Options Purchased (Cost $719,982)							748,979

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing 7/13/25 Call[12]	JPM	Receive	Three-Month USD BBA LIBOR	4.250	7/9/15	USD	11,700	46,937
Interest Rate Swap maturing 7/13/25 Call[12]	GSG	Receive	Three-Month USD BBA LIBOR	3.285	7/9/15	USD	10,824	140,091
Interest Rate Swap maturing 11/18/24 Call[12]	JPM	Receive	Six-Month EUR EURIBOR	2.798	11/14/14	EUR	31,790	278
Interest Rate Swap maturing 12/24/19 Call[12]	BAC	Receive	Three-Month USD BBA LIBOR	2.123	12/22/14	USD	31,200	168,922
Interest Rate Swap maturing 5/30/33 Call[12]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	80,287
Interest Rate Swap maturing 7/14/25 Call[12]	BOA	Receive	Three-Month USD BBA LIBOR	3.386	7/10/15	USD	11,690	125,718
Interest Rate Swap maturing 7/21/25 Call[12]	GSG	Receive	Six-Month EUR EURIBOR	2.750	7/17/15	EUR	43,410	171,277
Interest Rate Swap maturing 7/21/25 Call[12]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	19,040	110,483
Interest Rate Swap maturing 12/24/19 Call[12]	GSG	Pay	Three-Month USD BBA LIBOR	2.124	12/22/14	USD	31,200	167,976

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,959,499)								1,011,969
Total Investments, at Value (Cost $2,390,512,695)							102.3%	2,350,800,952
Net Other Assets (Liabilities)							(2.3)	(53,169,532)

Net Assets							100.0%	$2,297,631,420

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $730,866,897 or 31.81% of the Fund’s net assets as of September 30, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $66,077,710, which represents 2.88% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
American Seafoods Group LLC/American Seafoods
Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16	4/28/10 - 8/18/10	$2,763,185	$2,707,675	$(55,510)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 4/14/14	2,201,190	2,135,250	(65,940)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	8/19/10 - 5/16/14	2,878,980	2,673,857	(205,123)
Astana Finance JSC, ADR	5/8/14	—	606	606
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13 - 5/1/14	2,676,333	2,626,800	(49,533)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13 - 11/25/13	3,099,727	3,100,700	973

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Building Materials Corp. of America, 6.75% Sr. Unsec.
Nts., 5/1/21	4/26/11	$1,957,343	$2,073,750	$116,407
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18	11/21/13	94,424	93,150	(1,274)
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	5/21/14	583,537	587,194	3,657
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	12/11/13	1,130,000	1,135,650	5,650
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations, Series 2014-8, Cl. 1A2, 0.446%, 7/20/36	7/11/14	2,836,553	2,832,625	(3,928)
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	1,335,000	1,401,750	66,750
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13	1,989,128	2,143,452	154,324
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 25.692% Sr. Sec. Nts., 12/31/17	9/19/07	4,915,081	6,825,685	1,910,604
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	67,269	48,426	(18,843)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	117,680	84,723	(32,957)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	1,785,486	1,277,418	(508,068)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	130,028	93,097	(36,931)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	94,626	67,636	(26,990)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	61,263	43,196	(18,067)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	11,304	7,955	(3,349)
ICE EM CLO, Series 2007-1A, Cl. B, 2.031%, 8/15/22	11/6/07	7,246,093	7,273,454	27,361
ICE EM CLO, Series 2007-1A, Cl. C, 3.331%, 8/15/22	6/8/07	5,270,000	4,898,992	(371,008)
ICE EM CLO, Series 2007-1A, Cl. D, 5.331%, 8/15/22	6/8/07	5,270,000	4,809,402	(460,598)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 5/12/14	2,221,697	2,156,089	(65,608)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,984	43,575	(485,409)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	1/7/14 - 1/9/14	1,906,411	1,946,625	40,214
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 12/12/13	2,311,651	2,375,419	63,768
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	1,587,624	1,637,100	49,476
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	7,408	(58,617)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	862,550	949,338	86,788
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	7/23/13 - 1/13/14	3,674,509	3,728,167	53,658
Wallace Theater Holdings, Inc.	3/28/13	15	15	—
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10 - 5/4/11	4,763,794	4,291,531	(472,263)

		$66,680,165	$66,077,710	$(602,455)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,051,928 or 0.22% of the Fund’s net assets as of September 30, 2014.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4 970 510. See accompanying Consolidated Notes.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,320,234. See accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Non-income producing security.

13. Zero coupon bond reflects effective yield on the date of purchase.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions		Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	33,054,028	704,078,624	709,246,290		27,886,362
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	991,452		3,835,870
Oppenheimer Master Loan Fund, LLC	1,023,461	8,129,838	666,475		8,486,824
Oppenheimer Ultra-Short Duration Fund, Cl. Y	3,707,723	1,896,478	—		5,604,201

		Value	Income		Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E		$27,886,362	$31,959		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		55,204,507	2,713,262	[a]	325,718	[a]
Oppenheimer Master Loan Fund, LLC		123,174,619	4,669,576	[b]	716,895	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		56,154,091	132,042		—

		$262,419,579	$7,546,839		$1,042,613

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

16.	Rate shown is the 7-day yield as of September 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$1,436,451,992	61.1%
Brazil	106,163,325	4.5
Mexico	100,498,903	4.3
United Kingdom	50,088,971	2.1
Turkey	36,953,154	1.6
Indonesia	34,788,018	1.5
Greece	32,607,803	1.4
France	32,422,085	1.4
Netherlands	31,894,335	1.4
Canada	30,243,967	1.3
India	29,400,523	1.3
South Africa	26,379,345	1.1
Colombia	25,657,828	1.1
Russia	23,348,211	1.0
Hungary	21,348,927	0.9
Italy	20,879,577	0.9
Peru	19,503,567	0.8
Germany	17,983,151	0.8
Supranational	16,981,848	0.7
Israel	15,302,334	0.7
Spain	15,172,159	0.6
Luxembourg	14,507,157	0.6
China	13,442,722	0.6
Ireland	13,286,503	0.6
Chile	13,218,020	0.6
United Arab Emirates	13,021,821	0.6
Romania	10,287,812	0.4
Philippines	10,238,895	0.4
Australia	8,237,343	0.3
Switzerland	7,495,954	0.3
Thailand	7,355,812	0.3
Portugal	7,444,426	0.3
South Korea	6,751,699	0.3
Venezuela	5,286,040	0.2
Poland	6,015,348	0.3
Kazakhstan	5,607,367	0.2
Norway	5,395,160	0.2
Sri Lanka	4,966,956	0.2
Sweden	4,149,240	0.2
Ivory Coast	4,098,656	0.2
Denmark	3,984,497	0.2
Nigeria	3,944,495	0.2
Croatia	3,695,162	0.2
Dominican Republic	3,499,150	0.1

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Panama	$3,393,150	0.1%
Uruguay	3,282,637	0.1
Morocco	3,194,641	0.1
Lithuania	3,099,656	0.1
Serbia	2,969,913	0.1
Angola	2,813,330	0.1
Japan	2,631,729	0.1
Ukraine	2,276,893	0.1
Lebanon	2,127,989	0.1
Malaysia	1,856,851	0.1
Austria	1,942,343	0.1
Slovenia	1,863,094	0.1
Jersey, Channel Islands	1,684,632	0.1
Belgium	1,637,100	0.1
Tanzania	1,553,388	0.1
Ecuador	1,546,600	0.1
Puerto Rico	1,434,600	0.1
Kenya	1,384,192	0.1
Paraguay	1,277,300	0.1
Latvia	1,220,235	0.1
Gabon	1,107,450	0.0
Saudi Arabia	1,060,900	0.0
Trinidad	1,026,742	0.0
Jamaica	915,457	0.0
Azerbaijan	896,875	0.0
Barbados	819,344	0.0
Senegal	802,000	0.0
Hong Kong	376,200	0.0
Zambia	318,675	0.0
China Offshore	286,778	0.0

Total	$2,350,800,952	100.0%

Forward Currency Exchange Contracts as of September 30, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	10/2014	BRL	86,890	USD	37,643	$8,180	$2,153,286
BAC	12/2014	HUF	611,000	USD	2,583	–	102,632
BAC	10/2014	IDR	25,503,000	USD	2,150	–	61,273
BAC	10/2014	MXN	18,600	USD	1,405	–	20,264
BAC	02/2015	MYR	12,060	USD	3,746	–	107,986
BAC	11/2014	RUB	30,400	USD	825	–	62,764
BAC	11/2014	TRY	190	USD	87	–	3,837
BAC	10/2014 - 04/2015	USD	53,859	BRL	132,460	609,314	280,611
BAC	12/2014	USD	50,869	EUR	37,430	3,571,090	–
BAC	11/2014	USD	1,757	IDR	20,918,000	69,484	–
BAC	10/2014	USD	1,247	MYR	4,100	37	–
BAC	12/2014	USD	1,301	NOK	8,070	48,196	–
BAC	10/2014 - 11/2014	USD	12,798	RUB	495,800	362,509	617
BAC	10/2014	USD	13,189	THB	426,000	63,312	–
BAC	11/2014	USD	5,828	TRY	12,965	184,461	–
BNP	12/2014	USD	7,046	PLN	23,060	103,056	–
BNP	10/2014	USD	8,864	TRY	19,930	155,899	–
BOA	10/2014 - 01/2015	BRL	13,000	USD	5,439	3,521	199,700
BOA	11/2014	COP	31,669,000	USD	16,811	–	1,217,156
BOA	12/2014	EUR	2,095	USD	2,783	–	135,907
BOA	12/2014	GBP	8,080	USD	13,560	–	468,237
BOA	10/2014 - 11/2014	IDR	48,857,000	USD	4,069	6,840	117,604
BOA	10/2014 - 11/2014	INR	876,000	USD	14,186	–	97,530
BOA	02/2015	KRW	8,348,000	USD	8,125	–	260,269
BOA	12/2014	THB	191,000	USD	5,899	–	30,164
BOA	10/2014 - 01/2015	USD	6,435	BRL	15,500	200,701	3,945
BOA	10/2014 - 11/2014	USD	18,011	COP	35,618,000	461,581	–
BOA	01/2015	USD	790	EUR	580	56,864	–
BOA	12/2014	USD	2,021	HUF	486,000	48,128	–
BOA	10/2014 - 11/2014	USD	25,891	IDR	315,287,000	436,595	5,554
BOA	10/2014 - 11/2014	USD	32,748	INR	2,017,250	325,539	9,356
BOA	12/2014	USD	3,210	PEN	9,320	27,632	–
BOA	01/2015	USD	2,710	PHP	118,000	92,831	–
BOA	11/2014	USD	1,303	TRY	2,850	62,891	–
CITNA-B	10/2014	COP	1,782,000	USD	897	–	18,016
CITNA-B	10/2014	MXN	33,700	USD	2,594	–	85,754
CITNA-B	11/2014	TRY	7,060	USD	3,094	–	20,767

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	10/2014	USD	6,337	COP	12,597,000	$122,574	$–
CITNA-B	12/2014	USD	324	EUR	250	8,590	–
CITNA-B	02/2015	USD	802	HUF	191,000	28,096	–
CITNA-B	12/2014	USD	6,868	PLN	22,440	111,408	–
CITNA-B	02/2015	USD	1,207	TRY	2,720	55,812	–
CITNA-B	12/2014	USD	1,954	ZAR	21,330	84,031	–
CITNA-B	12/2014	ZAR	58,120	USD	5,326	–	230,545
DEU	10/2014	MXN	2,900	USD	215	877	–
DEU	11/2014	TRY	25,550	USD	11,633	–	511,570
DEU	12/2014	USD	59,347	EUR	43,545	4,322,910	–
DEU	12/2014	USD	51,001	GBP	29,830	2,669,367	–
DEU	12/2014	USD	10,425	HUF	2,535,000	134,235	–
DEU	12/2014	USD	9,453	JPY	963,000	667,901	–
DEU	10/2014 - 02/2015	USD	17,073	TRY	38,315	390,740	–
DEU	12/2014	USD	8,278	ZAR	92,600	159,475	–
GSCO-OT	10/2014 - 01/2015	BRL	84,820	USD	34,854	27,427	459,383
GSCO-OT	10/2014 - 01/2015	USD	70,066	BRL	168,850	2,416,889	101,430
GSCO-OT	12/2014	USD	15,423	JPY	1,647,656	388,715	–
GSCO-OT	10/2014	USD	458	MXN	6,200	–	3,192
JPM	10/2014	BRL	10,060	USD	4,104	5,450	–
JPM	01/2016	CNH	55,600	USD	9,041	–	279,812
JPM	12/2014	EUR	13,130	USD	17,458	–	866,225
JPM	12/2014	HUF	1,290,300	USD	5,423	–	185,003
JPM	11/2014	IDR	98,994,000	USD	8,247	–	260,938
JPM	10/2014	INR	144,000	USD	2,324	439	–
JPM	10/2014	MXN	21,300	USD	1,612	–	26,757
JPM	10/2014 - 02/2015	MYR	71,325	USD	22,142	–	552,624
JPM	11/2014	PEN	35,130	USD	12,359	–	290,697
JPM	12/2014	PLN	46,270	USD	14,463	–	532,019
JPM	10/2014	RON	5,440	USD	1,683	–	125,616
JPM	10/2014	USD	3,972	BRL	10,060	–	138,322
JPM	10/2014	USD	1,155	COP	2,340,000	692	–
JPM	12/2014	USD	34,368	EUR	25,310	2,386,037	–
JPM	10/2014	USD	2,054	IDR	24,500,000	47,151	–
JPM	10/2014	USD	2,846	ILS	10,190	79,174	–
JPM	10/2014	USD	2,337	INR	144,000	12,668	–
JPM	02/2015	USD	1,467	KRW	1,560,000	–	2,827
JPM	11/2014	USD	12,273	PEN	35,130	204,802	–
JPM	10/2014	USD	6,186	RON	21,230	109,456	–
JPM	11/2014	USD	1,111	RUB	42,600	42,101	–
JPM	12/2014	ZAR	17,710	USD	1,598	–	45,087
MSCO	10/2014	COP	2,861,000	USD	1,423	–	12,087
MSCO	10/2014	MXN	34,930	USD	2,652	1,791	54,105
MSCO	10/2014	USD	507	COP	1,031,000	–	1,978
MSCO	12/2014 - 03/2015	USD	62,394	EUR	46,775	3,269,015	–
MSCO	11/2014	USD	10,880	HUF	2,480,000	811,054	–
MSCO	10/2014 - 12/2014	USD	62,942	MXN	835,600	921,672	–
MSCO	12/2014	USD	3,069	ZAR	34,160	74,417	–
MSCO	12/2014	ZAR	10,100	USD	909	–	23,066
RBS	12/2014	USD	6,005	JPY	654,000	37,569	–
TDB	10/2014 - 11/2014	BRL	21,850	USD	8,992	2,492	75,867
TDB	10/2014 - 04/2015	USD	15,153	BRL	37,220	148,990	8,607
TDB	12/2014	USD	11,177	CAD	12,355	162,113	–
TDB	11/2014	USD	1,277	COP	2,464,000	63,498	–
TDB	12/2014	USD	4,679	EUR	3,460	307,136	–
TDB	11/2014	USD	4,223	IDR	51,366,000	78,723	–
TDB	10/2014	USD	25,748	MXN	341,300	344,785	–
TDB	10/2014	USD	465	RUB	18,400	2,386	–
TDB	11/2014	USD	2,169	TRY	4,800	79,756	–
TDB	12/2014	USD	12,367	ZAR	137,180	339,902	–

Total Unrealized Appreciation and Depreciation						$28,020,977	$10,250,986

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Futures Contracts as of September 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-Bundesobligation	EUX	Sell	12/08/14	340	64,286,718	$(647,750)
United States Treasury Long Bonds	CBT	Sell	12/19/14	63	8,688,094	(18,293)
United States Treasury Long Bonds	CBT	Buy	12/19/14	224	30,891,000	(149,978)
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	173	21,562,829	134,649
United States Treasury Nts., 10 yr.	CBT	Buy	12/19/14	744	92,732,629	(488,682)
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/14	159	34,796,158	(7,356)
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	73	15,975,594	(1,951)
United States Treasury Ultra Bonds	CBT	Buy	12/19/14	197	30,042,500	(11,461)

						$(1,190,822)

Over-the-Counter Options Written at September 30, 2014
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL	(21,392,857)	$193,467	$(239,661)
BRL Currency Put	GSG	BRL	2.522	12/12/14	BRL	(15,545,000)	56,090	(160,906)
CAD Currency Call	TDB	CAD	1.083	10/8/14	CAD	(25,980,000)	56,400	(182)
IDR Currency Put	BAC	IDR	12130.000	11/12/14	IDR	(69,100,000,000)	62,663	(138,200)
IDR Currency Put	BOA	IDR	12140.000	11/11/14	IDR	(69,100,000,000)	64,205	(138,200)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(446,000,000)	132,033	(4,460)
Republic of Portugal Bonds Put	JPM	EUR	112.410	12/19/14	EUR	(7,000,000)	60,330	(59,396)
Republic of Portugal Bonds Put	JPM	EUR	118.600	12/19/14	EUR	(7,000,000)	112,555	(108,793)

Total Over-the-Counter Options Written							$737,743	$(849,798)

Over-the-Counter Credit Default Swaps at September 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria
Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	$(60)	$12,212
Banco Bilbao Vizcaya Argentaria
Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	12,212
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	23,322
Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19	USD	2,170	(404,122)	772,073
Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	585	(21,618)	(14,834)
Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	660	(27,725)	(13,322)
Republic of Italy	GSG	Sell	1.000	3/20/23	USD	660	105,519	(33,096)
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(58,168)

Total Over-the-Counter Credit Default Swaps							$(277,272)	$700,399

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB to BBB-
Investment Grade Single Name Corporate Debt	$1,740,000		$—		BBB-
Investment Grade Sovereign Debt	$660,000		$—		BBB

Total USD	$2,400,000		$—

Total EUR	500,000	EUR	—	EUR

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value
BOA	Pay	Six-Month USD BBA LIBOR	7.100	1/21/19	INR	139,250	USD	2,270	$105,466
GSG	Pay	Six-Month USD BBA LIBOR	7.210	1/13/19	INR	140,500	USD	2,260	$161,386
GSG	Pay	Six-Month USD BBA LIBOR	7.100	1/15/19	INR	140,000	USD	2,261	141,905

Total Over-the-Counter Currency Swap									$408,757

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Cleared Interest Rate Swaps at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Three-Month USD BBA LIBOR	2.702	6/18/24	USD	2,590	$(37,032)
GSG	Receive	Three-Month USD BBA LIBOR	2.695	6/19/24	USD	2,570	(34,909)
JPM	Receive	Three-Month USD BBA LIBOR	2.570	8/15/24	USD	2,090	6,773
JPM	Pay	Six-Month PLN WIBOR WIBO	2.847	8/29/24	PLN	7,900	(6,009)
JPM	Pay	MXN TIIE BANXICO	6.070	8/1/24	MXN	30,400	(48,365)
JPM	Receive	Three-Month USD BBA LIBOR	2.550	8/12/24	USD	2,090	9,994
JPM	Pay	MXN TIIE BANXICO	6.090	7/29/24	MXN	31,300	(45,492)

Total of Cleared Interest Rate Swaps							$(155,040)

Over-the-Counter Interest Rate Swaps at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BOA	Pay	BZDI	11.920	7/1/16	BRL	87,600	$(118,105)
BOA	Pay	Three-Month MYR KLIBOR	4.510	6/17/24	MYR	8,600	56,554
GSG	Pay	BZDI	10.850	1/4/16	BRL	16,240	(71,380)
GSG	Pay	BZDI	12.200	7/1/16	BRL	59,600	(55,785)
GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN	126,300	(2,651)
GSG	Pay	Three-Month MYR KLIBOR	4.515	6/17/24	MYR	8,570	57,405
JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	125,400	(831)
JPM	Pay	BZDI	11.750	7/1/16	BRL	38,000	(70,897)
JPM	Pay	BZDI	11.580	7/1/16	BRL	43,900	(81,254)

Total Over-the-Counter Interest Rate Swaps							$(286,944)

Over-the-Counter Credit Default Swaptions Written at September 30, 2014
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	10/15/14	EUR 11,500	$81,861	$(54,064)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 12/24/19 Call	BAC	Pay	Three-Month USD BBA LIBOR	2.373	12/22/14	USD	31,200	$81,432	$(59,529)
Interest Rate Swap maturing 12/24/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.873	12/22/14	USD	31,200	62,712	(67,407)
Interest Rate Swap maturing 10/6/24 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.690	10/2/14	USD	29,950	164,725	(102,729)
Interest Rate Swap maturing 12/24/19 Call	GSG	Receive	Three-Month USD BBA LIBOR	1.874	12/22/14	USD	31,200	63,180	(68,017)
Interest Rate Swap maturing 12/24/19 Call	GSG	Pay	Three-Month USD BBA LIBOR	2.374	12/22/14	USD	31,200	81,900	(59,120)
Interest Rate Swap maturing 1/27/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.380	1/23/15	PLN	64,100	62,610	(16,091)
Interest Rate Swap maturing 11/21/19 Call	GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.450	11/21/14	ZAR	35,300	29,795	(46,875)
Interest Rate Swap maturing 1/28/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.507	1/26/15	PLN	64,100	68,203	(10,275)
Interest Rate Swap maturing 1/29/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.380	1/27/15	PLN	64,100	62,923	(16,932)
Interest Rate Swap maturing 1/26/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.507	1/22/15	PLN	64,100	67,785	(9,602)
Interest Rate Swap maturing 7/21/25 Call	UBS	Receive	Six-Month EUR EURIBOR	1.421	7/17/15	EUR	19,040	308,859	(551,204)

Total Over-the-Counter Interest Rate Swaptions Written								$1,054,124	$(1,007,781)

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS    September 30, 2014 Unaudited

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At September 30, 2014, the Fund owned 15,000 shares with a market value of $1,355,308.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$118,284,691
Sold securities	15,867,175

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$20,105,524
Market Value	$4,216,302
Market value as % of Net Assets	0.18%

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations in the annual and semiannual reports.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$43,823,830	$18,666,480	$62,490,310
Mortgage-Backed Obligations	—	375,384,425	7,408	375,391,833
U.S. Government Obligations	—	79,441,108	—	79,441,108
Foreign Government Obligations	—	352,659,437	—	352,659,437
Corporate Loans	—	93,523,840	335,280	93,859,120
Corporate Bonds and Notes	—	1,008,383,408	2,994,188	1,011,377,596
Preferred Stock	—	4,042,863	—	4,042,863
Common Stocks	1,795,078	39,343	621	1,835,042
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	9,988,141	8,968,280	18,956,421
Short-Term Notes	—	86,566,695	—	86,566,695
Investment Companies	84,040,453	178,379,126	—	262,419,579
Over-the-Counter Options Purchased	—	748,979	—	748,979
Over-the-Counter Interest Rate Swaptions Purchased	—	1,011,969	—	1,011,969
Total Investments, at Value	85,835,531	2,233,993,164	30,972,257	2,350,800,952
Other Financial Instruments:
Swaps, at value	—	1,342,535	—	1,342,535
Centrally cleared swaps, at value	—	16,767	—	16,767
Futures contracts	134,649	—	—	134,649
Foreign currency exchange contracts	—	28,020,977	—	28,020,977
Total Assets	$85,970,180	$2,263,373,443	$30,972,257	$2,380,315,880

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(520,323)	$—	$(520,323)
Centrally cleared swaps, at value	—	(171,807)	—	(171,807)
Options written, at value	—	(849,798)	—	(849,798)
Futures contracts	(1,325,471)	—	—	(1,325,471)
Foreign currency exchange contracts	—	(10,250,986)	—	(10,250,986)
Swaptions written, at value	—	(1,061,845)	—	(1,061,845)
Total Liabilities	$(1,325,471)	$(12,854,759)	$—	$(14,180,230)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$(1,804,570)	$1,804,570
Corporate Loans	(1,264,526)	1,264,526
Total Assets	$(3,069,096)	$3,069,096

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $367,346,784 and $705,964,947, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $165,592,678 and $65,564,578 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $871,485 and $475,584 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $174,328 and $312,383 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended September 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2013	821,440,000	$353,460	1,466,295,000	$550,387
Options written	179,425,384	2,170,383	193,880,752,857	2,064,250
Options closed or expired	(490,534,860)	(1,066,830)	(40,429,740,000)	(294,041)
Options exercised	(38,350,524)	(1,268,580)	(16,666,370,000)	(1,771,286)

Options outstanding as of September 30, 2014	471,980,000	$188,433	138,250,937,857	$549,310

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $5,574,036 and $2,051,910 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $6,219,125 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $44,425,684 and $173,574,446 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $1,623,591 and $2,431,972 on purchased and written swaptions, respectively.

Written swaption activity for the period ended September 30, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of
December 31, 2013	472,545,000	$4,075,481
Swaptions written	2,262,223,000	8,797,739
Swaptions closed or expired	(504,987,000)	(1,719,422)
Swaptions exercised	(1,752,791,000)	(10,017,813)

Swaptions outstanding as of September 30, 2014	476,990,000	$1,135,985

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 30, 2014, the Fund has required certain counterparties to post collateral of $15,610,343.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,391,399,607
Federal tax cost of other investments	78,255,017

Total federal tax cost	$2,469,654,624

Gross unrealized appreciation	$46,523,857
Gross unrealized depreciation	(88,007,676)

Net unrealized depreciation	$(41,483,819)

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value		Shares	Value
Common Stocks—82.5%			Capital Markets (Continued)
Consumer Discretionary—14.0%			Morgan Stanley	3,900	$134,823

Auto Components—1.8%					464,225

American Axle & Manufacturing Holdings, Inc.[1]	500	$8,385

Lear Corp.	2,200	190,102	Commercial Banks—9.8%

		198,487	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	2,200	26,400

			Bank of America Corp.	2,500	42,625

Automobiles—4.5%			CIT Group, Inc.	1,475	67,791

Ford Motor Co.[2]	17,500	258,825	Citigroup, Inc.[2]	9,350	484,517

General Motors Co.	7,750	247,535	JPMorgan Chase & Co.	7,500	451,800

		506,360	Wells Fargo & Co.	625	32,419

					1,105,552

Household Durables—1.3%

MDC Holdings, Inc.	4,000	101,280	Insurance—6.0%

Standard Pacific Corp.[1]	6,375	47,749	ACE Ltd.	100	10,487

		149,029	American International Group, Inc.	750	40,515

			Assured Guaranty Ltd.	10,000	221,600

Media—1.1%			MBIA, Inc.[1]	4,650	42,687

Time Warner Cable, Inc.	825	118,379	MetLife, Inc.	5,000	268,600

			XL Group plc, Cl. A	2,750	91,217

Multiline Retail—2.2%					675,106

J.C. Penney Co., Inc.[1]	1,000	10,040

Kohl’s Corp.	1,800	109,854	Real Estate Investment Trusts (REITs)—3.9%

Target Corp.	2,100	131,628	Apollo Commercial Real Estate Finance, Inc.	4,000	62,840

		251,522	Ashford Hospitality Trust, Inc.	3,880	39,654

			Blackstone Mortgage Trust, Inc., Cl. A	725	19,647

Specialty Retail—3.1%			Colony Financial, Inc.	5,000	111,900

Best Buy Co., Inc.	6,205	208,426	CYS Investments, Inc.	1,625	13,390

Foot Locker, Inc.	1,975	109,908	Digital Realty Trust, Inc.	350	21,833

Staples, Inc.	2,500	30,250	Starwood Property Trust, Inc.	5,500	120,780

		348,584	Two Harbors Investment Corp.	5,225	50,526

Consumer Staples—3.4%					440,570

Beverages—0.4%

Molson Coors Brewing Co., Cl. B, Non-Vtg.	500	37,220	Thrifts & Mortgage Finance—0.4%

			MGIC Investment Corp.[1]	2,450	19,134

Food & Staples Retailing—1.2%			Radian Group, Inc.	1,775	25,312

Kroger Co. (The)	1,500	78,000			44,446

Walgreen Co.	1,000	59,270

		137,270	Health Care—6.7%

			Health Care Equipment & Supplies—1.0%

Food Products—1.2%			Baxter International, Inc.	775	55,622

Archer-Daniels-Midland Co.	850	43,435	Medtronic, Inc.	950	58,852

ConAgra Foods, Inc.	1,150	37,996			114,474

Pinnacle Foods, Inc.	1,600	52,240	Health Care Providers & Services—0.8%

		133,671	UnitedHealth Group, Inc.	1,000	86,250

Tobacco—0.6%			Pharmaceuticals—4.9%

Philip Morris International, Inc.	850	70,890	AbbVie, Inc.	250	14,440

Energy—11.3%			GlaxoSmithKline plc, Sponsored ADR	1,285	59,071

Energy Equipment & Services—1.8%			Merck & Co., Inc.	3,350	198,588

Ensco plc, Cl. A	2,250	92,948	Pfizer, Inc.[2]	6,750	199,598

Halliburton Co.	1,675	108,054	Roche Holding AG, Sponsored ADR	200	7,398

		201,002	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,425	76,594

					555,689

Oil, Gas & Consumable Fuels—9.5%

Apache Corp.	1,200	112,644	Industrials—3.5%

BP plc, Sponsored ADR	3,135	137,783	Aerospace & Defense—0.9%

Chevron Corp.	2,700	322,164	General Dynamics Corp.	500	63,545

Kinder Morgan Management LLC[1]	600	56,490	Textron, Inc.	1,000	35,990

Kinder Morgan, Inc.	5,450	208,953			99,535

Marathon Oil Corp.	750	28,192	Commercial Services & Supplies—0.8%

Royal Dutch Shell plc, Cl. A, ADR	1,475	112,292	R.R. Donnelley & Sons Co.	5,375	88,472

Williams Cos., Inc. (The)	1,750	96,863

		1,075,381	Electrical Equipment—0.2%

Financials—24.3%			General Cable Corp.	1,875	28,275

Capital Markets—4.2%			Industrial Conglomerates—1.0%

Credit Suisse Group AG, Sponsored ADR[1]	2,350	64,954	General Electric Co.[2]	4,250	108,885

Goldman Sachs Group, Inc. (The)	900	165,213

KKR & Co. LP	4,450	99,235

1      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value		Shares	Value
Machinery—0.1%			Preferred Stocks—3.1%

Navistar International Corp.[1]	500	$16,455	Alcoa, Inc., 5.375% Cv., Non-Vtg.[1]	300	$14,970

Marine—0.2%			American Homes 4 Rent, 5% Cum., Series A, Non- Vtg.	1,000	24,130

Costamare, Inc.	1,200	26,352	American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	31,018

Road & Rail—0.3%			Beazer Homes USA, Inc., 7.50% Cv.	3,075	83,179

CSX Corp.	1,000	32,060	Continental Airlines Finance Trust II, 6% Cv., Non- Vtg.	761	38,740

Information Technology—6.2%			Dominion Resources, Inc., 6.375% Cv.	200	9,980

Communications Equipment—1.3%			iStar Financial, Inc., 4.50% Cv., Non-Vtg.	1,325	79,169

Cisco Systems, Inc.	3,000	75,510	Post Holdings, Inc., 2.50% Cv.[3]	250	17,812

QUALCOMM, Inc.	1,000	74,770	Post Holdings, Inc., 3.75% Cv.[3]	250	21,320

		150,280	Post Holdings, Inc., 5.25% Cv.[1]	400	30,690

			Total Preferred Stocks (Cost $369,884)		351,008

Semiconductors & Semiconductor Equipment—0.1%

Maxim Integrated Products, Inc.	175	5,292		Units

			Rights, Warrants and Certificates—0.1%

Software—2.1%			Kinder Morgan, Inc. Wts., Strike Price $40,

Microsoft Corp.[2]	5,000	231,800	Exp. 2/15/17[1] (Cost $15,787)	4,100	14,924

Technology Hardware, Storage & Peripherals—2.7%

Apple, Inc.	2,675	269,506		Principal Amount

EMC Corp.	600	17,556	Non-Convertible Corporate Bonds and Notes—0.7%

Seagate Technology plc	325	18,613	J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20 $	30,000	25,350

		305,675	MBIA Insurance Corp., 11.494% Sub. Nts., 1/15/33[3,4]	65,000	46,637

Materials—4.7%			NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[4]	35,500	6,923

Chemicals—1.4%			Total Non-Convertible Corporate Bonds and Notes (Cost $92,952)		78,910

Celanese Corp., Series A, Cl. A	825	48,279

LyondellBasell Industries NV, Cl. A	500	54,330	Convertible Corporate Bonds and Notes—7.6%

Mosaic Co. (The)	825	36,638	General Cable Corp., 4.50% Cv. Unsec. Sub.

Potash Corp. of Saskatchewan, Inc.	500	17,280	Nts., 11/15/29[5]	120,000	83,850

		156,527	iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	50,000	63,188

			Liberty Interactive LLC, 0.75% Cv. Sr. Unsec.

Metals & Mining—0.9%			Nts., 3/30/43	15,000	19,941

Allegheny Technologies, Inc.	1,000	37,100	MGIC Investment Corp.:

Freeport-McMoRan, Inc.	2,000	65,300	5.00% Cv. Sr. Unsec. Nts., 5/1/17	45,000	49,247

		102,400	9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	150,000	193,875
			Micron Technology, Inc., 3% Cv. Sr. Unsec.

Paper & Forest Products—2.4%			Nts., 11/15/43	57,000	75,240

Domtar Corp.	2,625	92,216

International Paper Co.	2,575	122,931	Navistar International Corp.:

			4.50% Cv. Sr. Sub. Nts., 10/15/18[3]	87,000	85,097

Louisiana-Pacific Corp.[1]	4,325	58,777	4.75% Cv. Sr. Sub. Nts., 4/15/19[3]	23,000	23,129

		273,924	Peabody Energy Corp., 4.75% Cv. Jr. Sub.

Telecommunication Services—5.7%			Nts., 12/15/41	92,000	63,480
Diversified Telecommunication Services—5.6%			Radian Group, Inc., 2.25% Cv. Sr. Unsec.

AT&T, Inc.	3,125	110,125	Nts., 3/1/19[2]	62,000	88,854

CenturyLink, Inc.	6,100	249,429	United Airlines, Inc., 4.50% Cv. Sr. Unsec.

Verizon Communications, Inc.	2,300	114,977	Nts., 1/15/15	44,000	109,092

Windstream Holdings, Inc.	13,800	148,764	Total Convertible Corporate Bonds and Notes

		623,295	(Cost $788,021)		854,993

Wireless Telecommunication Services—0.1%				Shares

Telephone & Data Systems, Inc.	550	13,178	Structured Securities—3.9%

			Bank of America Corp., American Axle &
			Manufacturing Holdings, Inc. Equity Linked
Utilities—2.7%

Electric Utilities—2.6%			Nts., 11/3/14[1,3]	1,150	19,557

American Electric Power Co., Inc.	1,325	69,178	Bank of America Corp., Teva Pharmaceutical

Edison International	1,325	74,094	Industries Ltd. Equity Linked Nts., 2/4/15[1,3]	505	27,624

Exelon Corp.	475	16,193	Citigroup, Inc., Apple, Inc. Equity Linked Nts.,

FirstEnergy Corp.	1,825	61,265	3/30/15[1,3]	245	24,649

PPL Corp.	1,975	64,859	Citigroup, Inc., J.C. Penney Co., Inc. Equity

Southern Co. (The)	250	10,913	Linked Nts., 11/19/14[1,3]	1,098	10,887

		296,502	Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 12/3/14[1]	40	27,585

Independent Power and Renewable Electricity Producers—0.1%			Credit Suisse AG (New York Branch), Apple,

NRG Energy, Inc.	425	12,954	Inc. Equity Linked Nts., 3/11/15[1]	151	15,294

Total Common Stocks (Cost $8,151,672)		9,285,968

2      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value		Shares	Value
Structured Securities (Continued)			Structured Securities (Continued)
Credit Suisse AG (New York Branch), J.C. Penney Co., Inc. Equity Linked Nts., 11/21/14[1]	2,650	$26,588	Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Lnked Nts., 1/2/15[1,3]	1,266	$11,956

Credit Suisse AG (New York Branch), Rite Aid Corp. Equity Linked Nts., 3/25/15[1]	4,817	23,591	Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 3/9/15[1,3]	3,000	22,869

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 11/7/14[1]	1,269	9,644	JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/25/14[1,3]	398	13,443

Deutsche Bank AG (London Branch), J.C. Penney Co., Inc. Equity Linked Nts., 12/24/14[1,3]	1,738	16,522	Merrill Lynch International & Co. CV Curacao, Standard Pacific Corp. Equity Linked Nts., 11/12/14[1]	1,316	9,973

Deutsche Bank AG (London Branch). American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 3/11/15[1,3]	1,375	23,150	Merrill Lynch International & Co. CV, Apple, Inc. Equity Linked Nts., 12/9/14[1]	39	27,310

Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 12/5/14[1,3]	55	38,134	Morgan Stanley, Rite Aid Corp. Performance Equity Linked Redemption Quarterly-pay Securities, 12/15/14[1,3]	3,234	16,257

Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 2/27/15[1,3]	495	50,142	Wells Fargo & Co., Navistar International Corp. Equity Linked Nts., 3/9/15[1,3]	633	21,169

			Total Structured Securities (Cost $446,276)		436,344
			Investment Company—2.2%

			Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[6,7] (Cost $247,840)	247,840	247,840

		Exercise Price	Expiration Date		Contracts	Value

Exchange-Traded Options Purchased—0.0%

ExxonMobil Corp. Put[1]	USD	92.500	10/18/14	USD	5	$405

Genworth Financial, Inc. Put[1]	USD	13.000	10/18/14	USD	5	130

Halliburton Co. Put[1]	USD	60.000	10/18/14	USD	20	620

Kinder Morgan, Inc. Put[1]	USD	35.000	10/18/14	USD	10	70

Micron Technology, Inc. Put[1]	USD	25.000	10/18/14	USD	10	20

Total Exchange-Traded Options Purchased (Cost $ 1,540)						1,245

Total Investments, at Value (Cost $ 10,113,972)					100.1%	11,271,232

Net Other Assets (Liabilities)					(0 .1)	(16,364)

Net Assets					100 .0%	$11,254,868

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $209,478. See accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $684,229 or 6.08% of the Fund’s net assets as of September 30, 2014.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money
Market Fund, Cl. E	59,001	2,332,359	2,143,520	247,840

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$247,840	$34

7. Rate shown is the 7-day yield as of September 30, 2014.

3      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at September 30, 2014
		Exercise Expiration		Number of	Premiums
Description		Price	Date	Contracts	Received	Value

Apache Corp. Put	USD	97.500	10/18/14 USD	(5)	$1,185	$(2,200)

Apple, Inc. Call	USD	102.140	10/18/14 USD	(10)	1,030	(1,160)

Apple, Inc. Call	USD	107.860	10/18/14 USD	(5)	335	(60)

Archer-Daniels-Midland Co. Call	USD	50.000	10/18/14 USD	(5)	836	(755)

Bank of America Corp. Call	USD	17.000	10/18/14 USD	(20)	644	(820)

Bank of America Corp. Call	USD	17.500	10/18/14 USD	(5)	100	(95)

Best Buy Co., Inc. Call	USD	37.000	10/18/14 USD	(5)	188	(38)

Best Buy Co., Inc. Call	USD	36.000	10/18/14 USD	(15)	763	(225)

CenturyLink, Inc. Call	USD	42.000	10/18/14 USD	(5)	108	(75)

ExxonMobil Corp. Put	USD	97.500	10/18/14 USD	(5)	890	(1,810)

Foot Locker, Inc. Call	USD	57.500	10/18/14 USD	(1)	162	(41)

Foot Locker, Inc. Call	USD	55.000	10/18/14 USD	(19)	5,927	(2,755)

Genworth Financial, Inc. Put	USD	14.000	12/20/14 USD	(10)	1,179	(1,300)

Genworth Financial, Inc. Put	USD	13.000	12/20/14 USD	(10)	640	(680)

Halliburton Co. Put	USD	65.000	10/18/14 USD	(10)	1,430	(1,720)

Kinder Morgan, Inc. Put	USD	37.500	10/18/14 USD	(10)	675	(370)

Marathon Oil Corp. Put	USD	40.000	10/18/14 USD	(5)	515	(1,350)

MBIA, Inc. Put	USD	11.000	11/22/14 USD	(5)	935	(950)

MBIA, Inc. Put	USD	10.000	10/18/14 USD	(10)	358	(880)

MDC Holdings, Inc. Put	USD	29.000	12/20/14 USD	(5)	1,485	(2,025)

Micron Technology, Inc. Put	USD	29.500	10/18/14 USD	(5)	545	(45)

Microsoft Corp. Call	USD	47.000	10/18/14 USD	(15)	1,069	(480)

Microsoft Corp. Call	USD	48.000	10/18/14 USD	(5)	210	(50)

Molson Coors Brewing Co. Call	USD	80.000	10/18/14 USD	(5)	802	(175)

Morgan Stanley Call	USD	35.000	10/18/14 USD	(10)	970	(610)

Morgan Stanley Call	USD	36.000	10/18/14 USD	(5)	264	(130)

Potash Corp. of Saskatchewan, Inc. Call	USD	35.500	10/18/14 USD	(5)	175	(55)

Total of Exchange-Traded Options Written					$23,420	$(20,854)

4      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Equity Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$70,182
Market Value	$53,560
Market value as % of Net Assets	0.48%

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

5      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

6      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,572,361	$—	$—	$1,572,361
Consumer Staples	379,051	—	—	379,051
Energy	1,276,383	—	—	1,276,383
Financials	2,729,899	—	—	2,729,899
Health Care	756,413	—	—	756,413
Industrials	400,034	—	—	400,034
Information Technology	693,047	—	—	693,047
Materials	532,851	—	—	532,851
Telecommunication Services	636,473	—	—	636,473
Utilities	309,456	—	—	309,456
Preferred Stocks	193,967	157,041	—	351,008
Rights, Warrants and Certificates	14,924	—	—	14,924
Non-Convertible Corporate Bonds and Notes	—	78,910	—	78,910
Convertible Corporate Bonds and
Notes	—	854,993	—	854,993
Structured Securities	—	436,344	—	436,344
Investment Company	247,840	—	—	247,840
Exchange-Traded Options Purchased	1,245	—	—	1,245

Total Assets	$9,743,944	$1,527,288	$—	$11,271,232

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(20,854)	$—	$(20,854)

Total Liabilities	$—	$(20,854)	$—	$(20,854)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

7      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option ActivityThe Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $477 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $3,566 and $7,261 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended September 30, 2014 was as follows:

8      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of
December 31, 2013	25	$2,744	85	$6,599
Options written	651	45,271	592	64,711
Options closed or expired	(372)	(23,297)	(330)	(35,949)
Options exercised	(169)	(11,135)	(267)	(25,524)

Options outstanding as of September 30, 2014	135	$13,583	80	$9,837

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$10,183,426
Federal tax cost of other investments	(23,419)

Total federal tax cost	$10,160,007

Gross unrealized appreciation	$1,426,324
Gross unrealized depreciation	(335,953)

Net unrealized appreciation	$1,090,371

9      OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value
Common Stocks—21.9%
Consumer Discretionary—1.6%
Hotels, Restaurants & Leisure—0.5%
Bally Technologies, Inc.[1]	855	$68,999
Brinker International, Inc.[2]	14,420	732,392
Einstein Noah Restaurant Group, Inc.	7,890	159,062
Multimedia Games Holding Co., Inc.[1]	4,471	161,001
PokerTek, Inc.[1]	52,807	71,289
		1,192,743

Household Durables—0.0%
Cobra Electronics Corp.[1]	23,737	101,594

Media—0.6%
Cinemark Holdings, Inc.[2]	23,930	814,578
Comcast Corp., Cl. A2	16,390	881,454
		1,696,032

Multiline Retail—0.5%
Dollar General Corp.[1,2]	4,960	303,105
Macy’s, Inc.[2]	13,660	794,739
Target Corp.	2,360	147,925
		1,245,769

Consumer Staples—0.4%
Beverages—0.2%
Coca-Cola Co. (The)[2]	10,770	459,448

Tobacco—0.2%
Altria Group, Inc.[2]	7,090	325,715
Philip Morris International, Inc.[2]	4,530	377,802
		703,517

Energy—6.7%
Energy Equipment & Services—0.7%
Baker Hughes, Inc.[2]	7,270	472,986
Bolt Technology Corp.	6,026	132,211
Dresser-Rand Group, Inc.[1]	1,946	160,078
Schlumberger Ltd.[2]	5,460	555,227
Seadrill Partners LLC[2]	15,396	480,201
		1,800,703

Oil, Gas & Consumable Fuels—6.0%
Access Midstream Partners LP2	9,050	575,942
Athlon Energy, Inc.[1]	2,748	160,016
Buckeye Partners LP2	8,000	637,120
Canadian Natural Resources Ltd.	6,620	257,187
Chevron Corp.	4,960	591,827
ConocoPhillips[2]	7,040	538,701
DCP Midstream Partners LP	8,085	440,228
Energy Transfer Equity LP2	13,805	851,630
Energy Transfer Partners LP2	6,980	446,650
Enterprise Products Partners LP2	25,915	1,044,374
EOG Resources, Inc.[2]	4,570	452,521
EQT Midstream Partners LP2	3,985	357,096
Genesis Energy LP2	4,715	248,198
Holly Energy Partners LP2	6,647	241,951
HollyFrontier Corp.[2]	7,060	308,381
Magellan Midstream Partners LP2	10,420	877,156
MarkWest Energy Partners LP2	8,545	656,427
NGL Energy Partners LP2	10,810	425,590
Noble Energy, Inc.[2]	5,940	406,058
NuStar Energy LP	790	52,093
NuStar GP Holdings LLC[2]	5,310	230,985
ONEOK Partners LP2	4,730	264,691
ONEOK, Inc.[2]	5,665	371,341
Plains All American Pipeline LP2	14,835	873,188
Regency Energy Partners LP2	24,050	784,511
Spectra Energy Partners LP2	4,540	240,575
Summit Midstream Partners LP	2,615	132,999
Sunoco Logistics Partners LP2	15,520	748,995
Targa Resources Partners LP2	5,330	385,625

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
TC PipeLines LP2	11,650	$788,821
Tesoro Logistics LP	3,715	262,911
TransMontaigne Partners LP	3,470	143,103
Valero Energy Corp.[2]	9,350	432,624
Western Gas Partners LP	2,290	171,750
Williams Cos., Inc. (The)	4,660	257,931
Williams Partners LP2	1,155	61,273
		15,720,469

Financials—6.4%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	406	74,529

Commercial Banks—0.6%
Citigroup, Inc.[2]	12,520	648,786
JPMorgan Chase & Co.[2]	6,080	366,259
M&T Bank Corp.	2,580	318,088
Santa Clara Valley Bank NA1	12,036	71,374
		1,404,507

Insurance—0.3%
ACE Ltd.[2]	6,400	671,168
Fortegra Financial Corp.[1]	7,130	70,516
Protective Life Corp.	1,007	69,896
		811,580

Real Estate Investment Trusts (REITs)—4.3%
Acadia Realty Trust	7,150	197,197
Alexandria Real Estate Equities, Inc.	1,380	101,775
American Assets Trust, Inc.	4,020	132,539
American Campus Communities, Inc.	5,280	192,456
AvalonBay Communities, Inc.	3,937	554,999
Blackstone Mortgage Trust, Inc., Cl. A	16,570	449,047
Boston Properties, Inc.	2,180	252,357
Canadian Real Estate Investment Trust	2,108	91,307
CapitaMall Trust	66,000	98,822
Charter Hall Retail REIT	27,000	89,646
Chesapeake Lodging Trust	9,510	277,216
Cousins Properties, Inc.	8,160	97,512
CubeSmart	10,020	180,160
Derwent London plc	3,700	162,984
Dream Office Real Estate Investment Trust	2,450	61,165
Education Realty Trust, Inc.	20,020	205,806
Equity Residential	2,550	157,029
Essex Property Trust, Inc.	1,710	305,662
Eurocommercial Properties NV	2,220	97,771
Extra Space Storage, Inc.	6,190	319,218
FelCor Lodging Trust, Inc.	16,620	155,563
First Industrial Realty Trust, Inc.	5,740	97,063
General Growth Properties, Inc.	9,270	218,308
Glimcher Realty Trust	3,820	51,723
GLP J-Reit	173	199,761
Goodman Group	32,000	144,277
GPT Group	38,900	131,523
Great Portland Estates plc	16,310	168,889
Hammerson plc	16,510	153,482
Highwoods Properties, Inc.	5,260	204,614
Host Hotels & Resorts, Inc.	15,032	320,633
Hudson Pacific Properties, Inc.	5,830	143,768
Invincible Investment Corp.	401	129,056
Japan Retail Fund Investment Corp.	56	112,742
Kilroy Realty Corp.	3,230	191,991
Kite Realty Group Trust	4,152	100,644
Klepierre	3,970	173,661
Land Securities Group plc	12,890	216,332
LaSalle Hotel Properties	4,630	158,531
Link REIT (The)	15,500	89,440
Macerich Co. (The)	5,930	378,512
Mirvac Group	119,153	179,531
Morguard Real Estate Investment Trust	4,530	74,991

1  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Ramco-Gershenson Properties Trust	8,000	$130,000
Regency Centers Corp.	3,400	183,022
Sabra Health Care REIT, Inc.	3,130	76,122
Simon Property Group, Inc.	5,200	854,984
STAG Industrial, Inc.	4,145	85,843
Starwood Property Trust, Inc.	41,880	919,685
Tanger Factory Outlet Centers, Inc.	3,980	130,226
UDR, Inc.	6,647	181,131
Unibail-Rodamco SE	1,500	385,206
Vastned Retail NV	1,481	67,546
Vornado Realty Trust	2,130	212,915
Washington Prime Group, Inc.	1,106	19,333
Westfield Corp.	30,153	196,115
		11,261,831

Real Estate Management & Development—1.2%
CapitaLand Ltd.	74,000	185,408
Daiwa House Industry Co. Ltd.	9,000	161,634
Deutsche Annington Immobilien SE	3,034	87,735
Global Logistic Properties Ltd.	66,000	140,054
Hang Lung Properties Ltd.	48,000	136,066
Helical Bar plc	17,440	98,941
Hufvudstaden AB, Cl. A	6,588	81,823
Keppel Land Ltd.	33,000	90,440
Mitsubishi Estate Co. Ltd.	9,100	205,008
Mitsui Fudosan Co. Ltd.	19,000	582,645
Sino Land Co. Ltd.	92,000	143,127
St. Modwen Properties plc	16,640	98,936
Sumitomo Realty & Development Co. Ltd.	8,400	299,243
Sun Hung Kai Properties Ltd.	30,000	424,467
Unite Group plc (The)	14,410	99,110
Wharf Holdings Ltd.	29,000	206,461
		3,041,098

Thrifts & Mortgage Finance—0.0%
SP Bancorp, Inc.[1]	2,390	70,314

Health Care—2.0%
Biotechnology—0.1%
Ambit Biosciences Corp.[1]	10,347	159,344
Chelsea Therapeutics, Inc.[1]	10,531	—
LipoScience, Inc.[1]	30,743	159,248
		318,592

Health Care Equipment & Supplies—0.3%
Baxter International, Inc.[2]	7,320	525,357
Covidien plc	2,540	219,735
Medical Action Industries, Inc.[1]	5,203	71,697
		816,789

Health Care Providers & Services—0.5%
Capital Senior Living Corp.[1]	1,980	42,035
Gentiva Health Services, Inc.[1]	742	12,451
HCA Holdings, Inc.[1]	1,300	91,676
UnitedHealth Group, Inc.[2]	10,490	904,763
Universal Health Services, Inc.	2,080	217,360
		1,268,285

Pharmaceuticals—1.1%
Actavis plc[1]	2,950	711,776
Furiex Pharmaceuticals, Inc.[1]	636	3,107
Merck & Co., Inc.[2]	13,670	810,358
Novartis AG, ADR[2]	6,160	579,841
Roche Holding AG	2,100	621,814
Teva Pharmaceutical Industries Ltd.[1]	10	—
		2,726,896

Industrials—1.5%
Aerospace & Defense—0.5%
Honeywell International, Inc.[2]	9,835	915,835

	Shares	Value
Aerospace & Defense (Continued)
Northrop Grumman Corp.	2,240	$295,143
		1,210,978

Airlines—0.1%
United Continental Holdings, Inc.[1,2]	5,420	253,602

Commercial Services & Supplies—0.2%
Tyco International Ltd.[2]	10,220	455,505

Construction & Engineering—0.4%
Pike Corp.[1]	5,934	70,556
Quanta Services, Inc.[1,2]	27,980	1,015,394
		1,085,950

Electrical Equipment—0.0%
Hubbell, Inc., Cl. B	640	77,139

Trading Companies & Distributors—0.3%
AerCap Holdings NV1,2	9,310	380,779
WESCO International, Inc.[1,2]	4,840	378,778
		759,557

Information Technology—1.6%
Communications Equipment—0.7%
Cisco Systems, Inc.[2]	8,210	206,646
Juniper Networks, Inc.[2]	22,810	505,241
QUALCOMM, Inc.[2]	9,360	699,847
Telefonaktiebolaget LM Ericsson, Cl. B	34,340	433,449
		1,845,183

Internet Software & Services—0.3%
Google, Inc., Cl. A1	500	294,205
Google, Inc., Cl. C1	500	288,680
Move, Inc.[1]	7,660	160,554
		743,439

IT Services—0.0%
Accenture plc, Cl. A	640	52,045

Semiconductors & Semiconductor Equipment—0.2%
International Rectifier Corp.[1]	1,795	70,436
Peregrine Semiconductor Corp.[1]	5,741	71,016
Xilinx, Inc.[2]	9,990	423,076
		564,528

Software—0.2%
Concur Technologies, Inc.[1]	1,252	158,779
TIBCO Software, Inc.[1]	6,700	158,321
XRS Corp.[1]	23,735	131,729
		448,829

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc.	4,600	463,450

Materials—0.8%
Chemicals—0.8%
Celanese Corp., Series A2	5,310	310,741
LyondellBasell Industries NV, Cl. A2	9,100	988,806
Methanex Corp.	7,990	533,732
Sigma-Aldrich Corp.	1,148	156,139
Westlake Chemical Partners LP1	325	9,425
		1,998,843

Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
BCE, Inc.[2]	13,330	569,991

Utilities—0.7%
Electric Utilities—0.6%
Edison International[2]	10,270	574,298
Pepco Holdings, Inc.	2,556	68,399

2  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares		Value
Electric Utilities (Continued)
PPL Corp.[2]		31,190	$1,024,280
			1,666,977

Gas Utilities—0.0%
Sino Gas International Holdings, Inc.[1]		27,782	35,283

Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust		52,072	7,165
NRG Energy, Inc.		171	5,219
			12,384

Multi-Utilities—0.1%
CMS Energy Corp.		3,785	112,263
Total Common Stocks (Cost $56,681,200)			57,070,642

Preferred Stocks—0.5%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg. [6]		340	336,600
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg. [6]		475	469,775
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[6]		18,700	504,713
Total Preferred Stocks (Cost $1,358,508)			1,311,088

	Units
Rights, Warrants and Certificates—0.0%
Sun Hung Kai Properties Ltd. Wts., Strike Price 98.60HKD, Exp. 4/22/16[1] (Cost $—)		1,098	1,835

	Principal Amount
Asset-Backed Securities—1.5%
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.424%, 6/15/32[3,4]		$2,222,110	1,866,573
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.454%, 9/15/41[3,4]		2,133,975	1,664,500
New Century Home Equity Loan Trust 2005-1, Series 2005-1, Cl. M2, 0.875%, 3/25/35[3]		475,566	426,556
Total Asset-Backed Securities (Cost $4,023,689)			3,957,629

Foreign Government Obligations—22.7%
Brazil—4.8%
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 11.13%, 1/1/15	BRL	1,270,000	504,918
Federative Republic of Brazil Unsec. Bonds, 10.795%, 7/1/15	BRL	32,130,000	12,092,825
			12,597,743

Japan—1.2%
Japan Sr. Unsec. Bonds, 0.10%, 9/15/15	JPY	330,000,000	3,010,190

Malaysia—5.7%
Federation of Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	20,300,000	6,177,047
4.72%, 9/30/15	MYR	27,700,000	8,564,852
			14,741,899

Singapore—4.7%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	15,800,000	12,385,605

South Korea—3.6%
Republic of South Korea Treasury Bonds:
2.75%, 12/10/15	KRW	954,000,000	909,742
3.25%, 6/10/15	KRW	8,889,000,000	8,483,918
			9,393,660

	Principal Amount		Value
Spain—2.7%
Kingdom of Spain Sr. Unsec. Bonds, 4.40%, 1/31/15	EUR	5,500,000	$7,049,240
Total Foreign Government Obligations (Cost $61,534,074)			59,178,337

Non-Convertible Corporate Bonds and Notes—6.7%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23		100,000	103,125
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]		100,000	104,250
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		100,000	94,750
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]		200,000	206,000
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]		200,000	201,000
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]		200,000	206,750
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20		100,000	110,435
Appvion, Inc., 9% Sec. Nts., 6/1/20[5]		60,000	50,475
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		100,000	48,750
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[5]		100,000	103,000
Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[5]		100,000	97,812
10.50% Sec. Nts., 3/1/21[5]		100,000	88,000
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]		200,000	208,340
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[3,5,6]		200,000	206,000
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[5]		100,000	110,688
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		200,000	201,729
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20		100,000	106,250
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]		100,000	96,500
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[5]		100,000	100,625
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18		50,000	11,813
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21		100,000	104,625
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]		350,000	349,895
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22		100,000	103,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]		100,000	103,375
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[4]		650,000	652,438
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20		90,000	96,300
Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21		200,000	219,000
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19		100,000	107,020
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]		100,000	102,500
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21		100,000	99,875
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]		400,000	417,500
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[5]		100,000	98,875
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]		200,000	208,000
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23		200,000	199,000
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]		200,000	205,400
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22		150,000	156,000

3  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	$100,000	$103,125
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	100,000	93,000
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	207,020
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	100,000	102,250
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	200,000	224,500
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	200,000	219,000
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	200,000	187,500
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[5]	200,000	183,500
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	100,000	120,000
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[5]	28,000	28,630
7.00% Sr. Unsec. Nts., 2/15/21[5]	128,000	130,400
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	100,000	118,523
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[5]	100,000	103,750
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	100,000	111,500
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,6]	66,000	50,523
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	100,000	99,000
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	100,000	104,250
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	100,000	102,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	200,000	200,500
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[3,5]	200,000	209,600
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	100,000	108,375
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	100,000	105,750
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	100,000	111,750
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[5]	200,000	194,699
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5]	200,000	203,500
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	100,000	109,000
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]	100,000	101,000
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	100,000	107,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	100,000	103,875
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	904,000	913,040
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[5]	200,000	195,100
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	100,000	111,500
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	171,540
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[5]	200,000	172,500
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	100,000	89,500
Navient LLC, 8.45% Sr. Unsec. Nts., 6/15/18	100,000	112,750
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	100,000	102,875
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	100,000	100,500
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	100,000	99,000

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[7]	$50,000	$9,750
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	100,000	107,375
Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[5]	200,000	201,750
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[5]	200,000	192,500
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	100,000	93,250
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	200,000	167,250
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	200,000	198,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	100,000	102,250
RJS Power Holdings LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]	50,000	49,750
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[5]	200,000	205,750
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	100,000	106,040
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	100,000	103,250
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	200,000	182,500
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	100,000	98,000
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	100,000	90,000
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	100,000	101,750
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]	200,000	160,500
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	100,000	106,500
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[5]	100,000	106,500
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	200,000	220,000
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	100,000	102,750
TransDigm, Inc., 6.50% Sr. Unsec. Nts., 7/15/24[5]	100,000	99,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	190,000	200,450
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	200,000	192,642
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	192,000
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	200,000	219,500
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[5]	200,000	206,250
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[5]	200,000	203,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[5]	200,000	207,000
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[5]	200,000	184,500
7.504% Sr. Unsec. Nts., 3/1/22[5]	200,000	204,750
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	200,000	207,500
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,6]	667,000	649,491
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]	200,000	194,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	213,710
Total Non-Convertible Corporate Bonds and Notes (Cost $17,900,132)		17,471,503

Convertible Corporate Bond and Note—0.1%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $222,906)	197,000	214,730

4  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans—2.8%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[3]	$1,221,907	$1,218,852
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/10/21[3,8]	1,225,000	1,225,306
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 10/31/18[3,8]	1,225,000	1,223,469
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[3,8]	1,221,907	1,214,779
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[3,8]	1,225,000	1,207,901
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, 3.50%, 2/26/21[3]	1,225,000	1,213,707
Total Corporate Loans (Cost $7,346,720)		7,304,014

Event-Linked Bonds—7.9%
Aozora Re Ltd. Catastrophe Linked Nts., 2.015%, 4/7/17[3,5]	JPY 51,000,000	470,590
Armor Re Ltd. Catastrophe Linked Nts., 4.015%, 12/15/16[3,5]	750,000	757,819
Blue Danube II Ltd. Catastrophe Linked Nts., 4.273%, 5/23/16[3,5]	250,000	257,056
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.515%, 5/3/16[3,4]	400,000	401,450
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[3,5]	500,000	643,145
Citrus Re Ltd. Catastrophe Linked Nts., 4.265%, 4/18/17[3,5]	500,000	505,575
Combine Re Ltd. Catastrophe Linked Nts.:
4.515%, 1/7/15[3,5]	250,000	252,500
10.015%, 1/7/15[3,5]	250,000	255,600
17.765%, 1/7/15[3,5]	600,000	623,940
East Lane Re Ltd. Catastrophe Linked Nts., 6.665%, 3/13/15[3,5]	250,000	255,775
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.765%, 3/14/18[3,5]	500,000	503,775
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 5.015%, 8/7/15[3,5]	250,000	255,100
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[3,5]	250,000	318,794
Everglades Re Ltd. Catastrophe Linked Nts., 7.515%, 4/28/17[3,5]	500,000	521,675
Foundation Re III Ltd. Catastrophe Linked Nts., 5.015%, 2/25/15[3,5]	500,000	506,750
Golden State RE II Ltd. Catastrophe Linked Nts., 2.215%, 1/8/19[3,5]	250,000	250,737
Golden State Re Ltd. Catastrophe Linked Nts., 3.765%, 1/8/15[3,5]	500,000	503,000
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[3,5]	250,000	321,351
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.515%, 4/30/18[3,5]	250,000	254,562
4.765%, 4/30/18[3,5]	500,000	517,175
Kizuna II Re Ltd. Catastrophe Linked Nts.:
2.265%, 4/6/18[3,4]	500,000	508,125
2.515%, 4/6/18[3,4]	250,000	253,212
Kortis Capital Ltd. Catastrophe Linked Nts., 5.046%, 1/15/17[3,5]	250,000	260,912
Lion I Re Ltd. Catastrophe Linked Nts., 1.62%, 4/28/17[3,5]	250,000	315,818
Loma Reinsurance Ltd. Catastrophe Linked Nts., 17.015%, 1/8/18[3,5]	250,000	264,812
Longpoint Re III Ltd. Catastrophe Linked Nts., 6.015%, 6/12/15[3,5]	250,000	257,300
Longpoint Re Ltd. III Catastrophe Linked Nts., 3.975%, 5/18/16[3,5]	250,000	256,881

	Principal Amount		Value
Event-Linked Bonds (Continued)
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.015%, 4/7/17[3,4]		$750,000	$753,262
MetroCat Re Ltd. Catastrophe Linked Nts., 4.515%, 8/5/16[3,5]		250,000	260,506
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.765%, 12/4/15[3,5]		250,000	261,031
8.015%, 12/4/15[3,5]		500,000	515,812
Mystic Re Ltd. Catastrophe Linked Nts., 9.015%, 3/12/15[3,5]		250,000	257,750
Nakama Re Ltd. Catastrophe Linked Nts.:
2.515%, 4/13/18[3,4]		500,000	506,350
2.765%, 9/29/16[3,5]		500,000	506,863
Pylon II Capital Ltd. Catastrophe Linked Nts., 5.484%, 5/5/16[3]		250,000	326,933
Queen City Re Catastrophe Linked Nts., 3.515%, 1/6/17[3,5]		500,000	503,925
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.515%, 6/8/16[3,5]		500,000	509,713
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 22.015%, 6/6/16[3,5]		250,000	298,481
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 8.015%, 6/6/17[3,4]		250,000	266,888
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 15.015%, 6/6/18[3,5]		250,000	255,513
Riverfront Re Ltd. Catastrophe Linked Nts., 4.015%, 1/6/17[3,5]		500,000	503,375
Sanders Re Ltd. Catastrophe Linked Nts.:
3.015%, 5/25/18[3,5]		250,000	253,363
3.265%, 5/25/18[3,5]		250,000	253,938
3.915%, 6/7/17-5/28/19[3,5]		500,000	510,875
4.015%, 5/5/17[3,5]		500,000	509,975
Successor X Ltd. Catastrophe Linked Nts.:
11.265%, 11/10/15[3,5]		250,000	261,800
16.265%, 11/10/15[3,5]		250,000	264,225
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.515%, 5/9/16[3,5]		500,000	532,275
Tradewynd Re Ltd. Catastrophe Linked Nts.:
6.265%, 1/8/15-1/9/17[3,5]		500,000	511,888
7.015%, 1/9/17[3,5]		250,000	260,213
VenTerra Re Ltd. Catastrophe Linked Nts., 3.765%, 1/9/17[3,5]		500,000	515,825
Vita Capital V Ltd. Catastrophe Linked Nts., 3.426%, 1/15/17[3,5]		250,000	258,263
Vitality Re III Ltd. Catastrophe Linked Nts., 4.215%, 1/7/15[3,5]		250,000	252,400
Total Event-Linked Bonds (Cost $20,670,416)			20,604,871

Short-Term Notes—16.1%
Mexico—5.6%
United Mexican States Treasury Bills, 3.007%, 12/11/14	MXN	195,900,000	14,501,457

United States—10.5%
United States Treasury Bills:
0.034%, 2/26/15[9]		20,850,000	20,848,707
0.052%, 1/22/15[9,10]		6,500,000	6,499,747
			27,348,454
Total Short-Term Notes (Cost $42,293,180)			41,849,911

Municipal Bonds and Notes—0.0%
University of Puerto Rico, Series P:
5.00%, 6/1/23		55,000	35,912
5.00%, 6/1/30		55,000	33,114
Total Municipal Bonds and Notes (Cost $69,498)			69,026

5  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—15.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[11,12,13]	39,590,667	$39,590,667
SPDR Gold Trust Exchange Traded Fund[1,13]	9,000	1,045,890
Total Investment Companies (Cost $40,704,148)		40,636,557

		Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Option Purchased—0.0%
United States Treasury Bonds, 10 yr. Futures, 3/15 Call[1] (Cost $11,931)	USD	123.000	2/20/15	USD	7	$12,906

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.2%

CAD Currency Put[1]	RBS	MXN	12.000	3/26/15	CAD	12,000,000	263,081

INR Currency Call[1]	NOM	INR	62.500	3/26/15	INR	989,500,000	156,341

NOK Currency Put[1]	DEU	SEK	1.120	12/18/14	NOK	40,000,000	65,147

NOK Currency Put[1]	BOA	SEK	1.120	12/19/14	NOK	40,000,000	65,872

Total Over-the-Counter Options Purchased (Cost $625,560)							550,441

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing 4/11/16[1]	JPM	Pay	Three-Month USD BBA LIBOR	3.410%	4/11/16	USD	4,200	109,802

Interest Rate Swap maturing 4/11/16[1]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	1,750	45,681

Interest Rate Swap maturing 4/11/16[1]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	1,800	46,987

Interest Rate Swap maturing 4/11/16[1]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	1,800	46,987

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $239,841)								249,457

Total Investments, at Value (Cost $253,681,803)							96.1%	250,482,947

Net Other Assets (Liabilities)							3 .9	10,123,485

Net Assets							100.0%	$260,606,432

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $11,900,716. See accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $6,872,798, which represents 2.64% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.424%, 6/15/32	7/24/14-8/27/14	$1,891,672	$1,866,573	$(25,099)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.454%, 9/15/41	7/25/14-8/28/14	1,706,698	1,664,500	(42,198)
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.515%, 5/3/16	3/11/14-9/16/14	399,993	401,450	1,457
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	7/22/14-7/29/14	654,645	652,438	(2,207)
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.265%, 4/6/18	3/13/14-9/26/14	505,355	508,125	2,770
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.515%, 4/6/18	5/2/14	252,660	253,212	552
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.015%, 4/7/17	3/18/14-5/30/14	752,171	753,262	1,091
Nakama Re Ltd. Catastrophe Linked Nts., 2.515%, 4/13/18	5/23/14-9/8/14	503,203	506,350	3,147
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 8.015%, 6/6/17	9/11/14	265,404	266,888	1,484

		$6,931,801	$6,872,798	$(59,003)

6  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,448,892 or 10.53% of the Fund’s net assets as of September 30, 2014.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,749,932. See accompanying Consolidated Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	2,007,344	461,460,756	423,877,433	39,590,667
Oppenheimer Master Event-Linked Bond Fund, LLC	10,967	—	10,967	—
Oppenheimer Master Loan Fund, LLC	3,578	—	3,578	—

	Value	Income	Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E	$39,590,667	$19,554	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	—	207[a]	(193)[a]
Oppenheimer Master Loan Fund, LLC	—	141[b]	634 [b]

Total	$39,590,667	$19,902	$441

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield as of September 30, 2014.

13. All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(4.4)%
Common Stock Securities Sold Short—(4.4)%
Aflac, Inc.	(9,160)	$ (533,570)
Air Lease Corp., Cl. A	(11,580)	(376,350)
Aircastle Ltd.	(10,910)	(178,488)
Assurant, Inc.	(4,180)	(268,774)
BHP Billiton Ltd., Sponsored ADR	(6,440)	(379,187)
BJ’s Restaurants, Inc.	(10,920)	(393,011)
Boeing Co. (The)	(4,860)	(619,067)
Camden Property Trust	(3,900)	(267,267)
Caterpillar, Inc.	(2,770)	(274,313)
CBL & Associates Properties, Inc.	(23,880)	(427,452)
Chesapeake Energy Corp.	(14,300)	(328,757)
Cliffs Natural Resources, Inc.	(18,950)	(196,701)
CME Group, Inc., Cl. A	(3,840)	(307,027)
Comerica, Inc.	(12,230)	(609,788)
Commerce Bancshares, Inc.	(4,530)	(202,242)
First Niagara Financial Group, Inc.	(26,050)	(216,996)
FirstMerit Corp.	(10,260)	(180,576)
KCG Holdings, Inc., Cl. A	(13,170)	(133,412)
Kohl’s Corp.	(6,140)	(374,724)
Montpelier Re Holdings Ltd.	(7,990)	(248,409)
NASDAQ OMX Group, Inc. (The)	(11,230)	(476,377)
Nationstar Mortgage Holdings, Inc.	(6,590)	(225,642)
Oracle Corp.	(7,510)	(287,483)
Pennsylvania Real Estate Investment Trust	(28,300)	(564,302)
Rio Tinto plc, Sponsored ADR	(3,670)	(180,491)
Rouse Properties, Inc.	(13,460)	(217,648)
SanDisk Corp.	(8,350)	(817,883)
SandRidge Energy, Inc.	(53,760)	(230,630)
Seventy Seven Energy, Inc.	(980)	(23,265)
Southern Copper Corp.	(25,730)	(762,895)
Transocean Ltd.	(15,620)	(499,371)
United Technologies Corp.	(1,760)	(185,856)
Walter Energy, Inc.	(17,510)	(40,973)
Weingarten Realty Investors	(13,000)	(409,500)

Total Securities Sold Short (Proceeds $(12,264,225))		$ (11,438,427)

7  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of September 30, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	AUD	150	USD	137	$—	$6,666
BAC	10/2014	BRL	2,410	USD	1,033	493	48,816
BAC	01/2015	CAD	128	USD	116	—	1,696
BAC	01/2015	CHF	25	USD	28	—	1,977
BAC	01/2015	INR	92,000	USD	1,495	—	38,237
BAC	01/2015	JPY	17,000	USD	166	—	10,981
BAC	01/2015	MXN	6,800	USD	514	—	11,167
BAC	01/2015	SEK	16,250	USD	2,321	—	69,955
BAC	01/2015	TRY	1,660	USD	745	—	34,309
BAC	01/2015	USD	352	AUD	395	9,975	920
BAC	10/2014	USD	1,028	BRL	2,410	43,601	—
BAC	01/2015	USD	58	GBP	35	1,129	—
BAC	01/2015	USD	105	JPY	11,000	4,194	—
BAC	01/2015	USD	343	TRY	790	5,781	—
BAC	01/2015	USD	3,151	TWD	94,900	22,099	—
BNP	01/2015	MXN	15,400	USD	1,168	—	30,057
BNP	06/2015	MYR	1,285	USD	396	—	11,260
BNP	01/2015	TWD	31,900	USD	1,069	—	17,402
BNP	06/2015	USD	268	MYR	870	7,218	—
BOA	01/2015	AUD	730	USD	672	—	37,232
BOA	01/2015	CAD	250	USD	233	—	10,503
BOA	01/2015	CHF	20	USD	23	—	1,614
BOA	01/2015	GBP	50	USD	83	—	1,870
BOA	01/2015	INR	228,500	USD	3,691	—	74,102
BOA	01/2015	JPY	37,000	USD	362	—	24,549
BOA	01/2015	KRW	1,740,000	USD	1,699	—	57,641
BOA	01/2015	NOK	21,250	USD	3,331	—	36,162
BOA	01/2015	NZD	1,745	USD	1,460	—	112,721
BOA	01/2015	SEK	11,310	USD	1,657	—	90,521
BOA	01/2015	TWD	10,000	USD	337	—	7,075
BOA	01/2015	USD	165	AUD	180	9,224	—
BOA	12/2014 - 07/2015	USD	13,632	BRL	33,402	921,545	—
BOA	01/2015	USD	1,027	CAD	1,105	42,488	—
BOA	01/2015	USD	1,095	CHF	1,010	35,615	—
BOA	01/2015	USD	841	CLP	472,000	59,191	—
BOA	01/2015	USD	1,308	CZK	27,900	24,431	—
BOA	01/2015 - 02/2015	USD	6,537	EUR	5,005	209,719	—
BOA	01/2015	USD	34	GBP	20	1,699	—
BOA	01/2015	USD	231	HUF	53,000	15,858	—
BOA	10/2014 - 01/2015	USD	1,299	JPY	132,300	91,527	—
BOA	01/2015 - 06/2015	USD	11,566	KRW	12,022,666	259,093	—
BOA	06/2015 - 10/2015	USD	6,384	MYR	20,900	159,952	—
BOA	01/2015	USD	1,214	NOK	7,560	42,412	—
BOA	01/2015	USD	3,409	NZD	3,980	337,694	—
BOA	01/2015	USD	3,574	SEK	25,604	26,315	—
BOA	02/2015	USD	4,783	SGD	5,940	126,681	—
BOA	01/2015	USD	226	TRY	500	12,397	—
CITNA-B	01/2015	CAD	2,575	USD	2,346	—	53,213
CITNA-B	01/2015	CZK	143,570	USD	6,753	—	146,650
CITNA-B	01/2015	EUR	3,280	USD	4,422	—	275,915
CITNA-B	01/2015	GBP	155	USD	255	—	3,603
CITNA-B	01/2015	NZD	875	USD	705	—	29,805
CITNA-B	01/2015	PLN	11,900	USD	3,802	—	225,705
CITNA-B	01/2015	TRY	970	USD	442	—	26,346
CITNA-B	01/2015	USD	394	AUD	425	24,903	—
CITNA-B	01/2015	USD	3,464	CAD	3,802	77,786	—
CITNA-B	01/2015	USD	5,601	CZK	115,670	278,757	—
CITNA-B	01/2015	USD	3,798	EUR	2,810	245,445	—
CITNA-B	01/2015	USD	450	GBP	270	13,277	436
CITNA-B	01/2015	USD	310	HUF	75,000	5,721	—
CITNA-B	01/2015	USD	77	JPY	8,000	3,707	—
CITNA-B	01/2015	USD	3,292	NOK	20,840	60,497	—
CITNA-B	01/2015	USD	3,871	PLN	12,660	66,631	—
CITNA-B	01/2015	USD	529	SGD	660	10,994	—
CITNA-B	01/2015	USD	1,018	TRY	2,310	29,171	—
CITNA-B	01/2015	USD	371	ZAR	4,140	12,111	—
CITNA-B	01/2015	ZAR	7,830	USD	711	—	30,802

8  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
DEU	01/2015	AUD	250	USD	231	$—	$13,999
DEU	01/2015	CHF	465	USD	523	—	35,040
DEU	01/2015	EUR	610	USD	840	—	68,948
DEU	01/2015	GBP	1,125	USD	1,893	—	71,577
DEU	01/2015	JPY	48,000	USD	473	—	35,344
DEU	01/2015	NOK	20,000	USD	3,148	—	47,505
DEU	01/2015	PLN	12,300	USD	3,784	—	88,111
DEU	01/2015	SEK	40,140	USD	5,859	—	298,312
DEU	01/2015	TRY	790	USD	351	—	14,520
DEU	01/2015	USD	1,026	AUD	1,145	30,987	—
DEU	01/2015	USD	3,331	CHF	2,972	214,122	—
DEU	01/2015	USD	1,756	EUR	1,265	156,736	—
DEU	01/2015	USD	1,819	GBP	1,105	29,255	—
DEU	01/2015 - 09/2015	USD	3,517	JPY	378,000	54,999	—
DEU	12/2014	USD	2,856	MXN	38,200	25,355	138
DEU	01/2015	USD	4,273	NOK	26,620	146,246	—
DEU	01/2015	USD	2,727	PLN	8,900	52,569	—
DEU	01/2015	USD	3,685	SEK	26,144	63,175	—
DEU	02/2015	USD	7,278	SGD	9,200	66,347	—
DEU	01/2015	USD	427	TRY	950	20,577	—
FIB	01/2015	MXN	13,700	USD	1,044	—	31,457
FIB	01/2015	USD	459	JPY	46,500	34,148	—
GSCO-OT	01/2015	AUD	45	USD	41	—	2,117
GSCO-OT	10/2014	BRL	1,220	USD	503	—	4,987
GSCO-OT	01/2015	KRW	797,000	USD	772	—	20,086
GSCO-OT	01/2015	USD	26	AUD	30	164	—
GSCO-OT	10/2014 - 11/2014	USD	997	BRL	1,240	5,766	—
GSCO-OT	01/2015	USD	1,370	EUR	1,005	99,609	—
GSCO-OT	01/2015	USD	157	JPY	16,000	10,925	—
JPM	10/2014	BRL	520	USD	212	282	—
JPM	01/2015	GBP	100	USD	167	—	5,357
JPM	01/2015 - 06/2015	KRW	1,547,000	USD	1,505	—	47,892
JPM	01/2015	PLN	3,875	USD	1,261	—	96,263
JPM	01/2015	SEK	1,610	USD	230	—	6,967
JPM	01/2015	TWD	53,000	USD	1,778	—	30,863
JPM	10/2014	USD	229	BRL	520	16,655	—
JPM	01/2015	USD	577	CAD	640	6,863	—
JPM	01/2015	USD	114	GBP	70	1,130	—
JPM	12/2014	USD	3,339	MXN	43,759	96,279	—
JPM	09/2015	USD	8,501	MYR	27,700	248,903	—
JPM	01/2015	USD	1,908	ZAR	21,250	57,275	—
JPM	01/2015	ZAR	4,920	USD	446	—	17,498
MOS	10/2014	USD	94	BRL	230	—	125
MSCO	01/2015	AUD	230	USD	197	2,402	—
MSCO	10/2014	BRL	230	USD	102	—	7,730
MSCO	01/2015	CHF	10	USD	11	—	642
MSCO	01/2015	JPY	20,000	USD	198	—	15,534
MSCO	01/2015	MXN	46,600	USD	3,526	—	82,239
MSCO	01/2015	NOK	18,780	USD	2,956	—	44,755
MSCO	01/2015	NZD	280	USD	231	—	14,224
MSCO	01/2015	USD	620	AUD	675	33,816	—
MSCO	01/2015	USD	1,115	CAD	1,220	28,681	—
MSCO	01/2015	USD	102	CHF	95	2,498	—
MSCO	01/2015	USD	946	CLP	532,510	63,958	—
MSCO	10/2014 - 01/2015	USD	349	EUR	261	19,599	—
MSCO	10/2014 - 01/2015	USD	955	JPY	100,000	42,678	—
MSCO	01/2015	USD	3,625	MXN	48,300	55,205	—
MSCO	01/2015	USD	2,891	NZD	3,510	180,600	—
MSCO	01/2015	USD	2,979	SEK	21,133	50,850	—
NOM	01/2015	USD	5,285	INR	331,000	45,620	—
RBS	01/2015	CAD	3,003	USD	2,698	—	24,400
RBS	01/2015	CLP	1,004,510	USD	1,721	—	57,999
RBS	01/2015	EUR	1,135	USD	1,545	—	109,867
RBS	01/2015	GBP	135	USD	231	—	12,199
RBS	01/2015	INR	167,000	USD	2,701	—	57,597
RBS	01/2015	JPY	74,000	USD	727	—	50,984
RBS	01/2015	KRW	1,608,000	USD	1,570	—	53,458

9  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Foward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

RBS	01/2015	MXN	16,900	USD	1,276	$—	$27,222
RBS	01/2015	NOK	4,100	USD	660	—	23,974
RBS	01/2015	SEK	16,830	USD	2,376	—	43,821
RBS	01/2015	USD	83	AUD	90	4,768	—
RBS	01/2015	USD	1,123	CAD	1,235	23,001	—
RBS	01/2015	USD	2,698	CHF	2,470	107,869	—
RBS	10/2014 - 02/2015	USD	7,770	EUR	5,736	519,474	—
RBS	01/2015	USD	651	GBP	390	18,866	—
RBS	10/2014 - 01/2015	USD	3,156	JPY	325,600	184,293	—
RBS	12/2014 - 01/2015	USD	11,194	MXN	148,655	186,882	—
RBS	01/2015	USD	4,428	NOK	27,510	162,815	—
RBS	01/2015	ZAR	6,970	USD	636	—	28,619

Total Unrealized Appreciation and Depreciation						$6,471,573	$3,122,278

Futures Contracts as of September 30, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

90 Day Euro	CME	Sell	12/19/16	15	$3,667,313	$(294)
Aluminum*	LME	Sell	10/13/14	1	48,338	235
CAC 40 10 Euro Index	PAR	Sell	10/17/14	114	6,355,617	22,168
Copper*	LME	Sell	12/15/14	1	166,838	2,836
Corn*	CBT	Sell	12/12/14	4	64,150	15,708
Euro-BTP	EUX	Sell	12/8/14	2	329,606	(2,503)
FTSE 100 Index	LIF	Sell	12/19/14	60	6,425,104	169,686
Lead*	LME	Buy	12/15/14	2	105,000	(2,385)
Natural Gas*	NYM	Sell	11/25/14	1	41,900	(1,272)
Natural Gas*	NYM	Sell	12/29/14	1	42,520	(471)
Nickel*	LME	Buy	3/16/15	2	196,476	(12,232)
Palladium*	NYM	Sell	12/29/14	2	155,030	24,494
Platinum*	NYM	Buy	1/28/15	7	455,175	(7,233)
Primary Aluminum*	LME	Sell	12/15/14	3	146,869	5,905
S&P 500 E-Mini Index	CME	Buy	12/19/14	83	8,156,825	(96,647)
S&P/TSX 60 Index	MON	Sell	12/18/14	4	615,170	22,365
Silver*	CMX	Buy	12/29/14	3	255,855	(14,026)
Soybean*	CBT	Sell	11/14/14	2	91,325	33,851
SPI 200 Index	SFE	Sell	12/18/14	17	1,965,850	85,929
Sugar #11 World*	NYB	Buy	4/30/15	2	37,386	(433)
Sugar #11 World*	NYB	Sell	2/27/15	2	36,848	(189)
United States Treasury Long Bonds	CBT	Buy	12/19/14	38	5,240,438	34,397
WTI Crude Oil*	NYM	Buy	11/20/14	3	270,810	(11,798)
WTI Crude Oil*	NYM	Buy	10/21/14	5	455,800	(3,761)

						$264,330

* All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

Over-the-Counter Options Written at September 30, 2014

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

CAD Currency Put	RBS	MXN	11.500	3/26/15	CAD	(12,000,000)	$73,322	$(86,214)

EUR Currency Put	BOA	EUR	1 .272	10/2/14	EUR	(345,000)	1,939	(3,162)

EUR Currency Call	BOA	EUR	1 .272	10/2/14	EUR	(345,000)	1,939	(235)

EUR Currency Call	CITNA-B	EUR	1 .259	10/7/14	EUR	(345,000)	2,041	(2,041)

EUR Currency Put	CITNA-B	EUR	1 .259	10/7/14	EUR	(345,000)	2,042	(2,042)

EUR Currency Put	DEU	EUR	1 .272	10/3/14	EUR	(345,000)	2,014	(3,454)

EUR Currency Call	DEU	EUR	1 .272	10/3/14	EUR	(345,000)	2,014	(357)

EUR Currency Put	RBS	EUR	1 .270	10/6/14	EUR	(340,000)	2,062	(3,254)

EUR Currency Call	RBS	EUR	1 .270	10/6/14	EUR	(340,000)	2,094	(891)

INR Currency Call	NOM	INR	60.000	3/26/15	INR	(950,000,000)	54,783	(37,050)

JPY Currency Call	CITNA-B	JPY	109.750	10/7/14	JPY	(48,000,000)	2,318	(2,304)

JPY Currency Call	CITNA-B	JPY	109.200	10/3/14	JPY	(48,000,000)	2,271	(864)

JPY Currency Put	CITNA-B	JPY	109.750	10/7/14	JPY	(48,000,000)	2,318	(2,304)

JPY Currency Put	CITNA-B	JPY	109.200	10/3/14	JPY	(48,000,000)	2,270	(2,784)

NOK Currency Call	BOA	SEK	1 .145	12/19/14	NOK	(40,000,000)	38,184	(21,890)

NOK Currency Put	BOA	SEK	1 .096	12/19/14	NOK	(40,000,000)	19,111	(20,870)

NOK Currency Call	DEU	SEK	1 .145	12/18/14	NOK	(40,000,000)	33,373	(21,474)

NOK Currency Put	DEU	SEK	1 .096	12/18/14	NOK	(40,000,000)	37,418	(20,386)

Total of Over-the-Counter Options Written							$281,513	$ (231,576)

10  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Cleared Credit Default Swaps at September 30, 2014

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.HY.22	Buy	5.000	6/20/19	USD	2,475	$164,203	$(120,818)

CDX.IG.22	Sell	1.000	6/20/19	USD	1,650	(32,737)	23,709

CDX.HY.22	Buy	5.000	6/20/19	USD	1,287	84,842	(62,825)

CDX.HY.22	Buy	5.000	6/20/19	USD	2,312	164,589	(112,844)

iTraxx.Main.21	Buy	1.000	6/20/19	EUR	1,250	32,681	(24,529)

Total of Cleared Credit Default Swaps						$413,578	$(297,307)

Over-the-Counter Credit Default Swaps at September 30, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Alcoa, Inc.	CITNA-B	Sell	1.000	9/20/19	USD	580	$9,241	$(22,677)

Alcoa, Inc.	CITNA-B	Sell	1.000	9/20/19	USD	500	7,765	(19,549)

American Electric Power Co., Inc.	BOA	Sell	1.000	12/20/19	USD	1,080	(40,938)	33,928

Anadarko Petroleum Corp.	GSG	Sell	1.000	12/20/19	USD	1,080	(22,861)	2,780

Barrick Gold Corp.	BAC	Buy	1.000	12/20/19	USD	1,080	(28,689)	62,503

Boeing Capital Corp.	JPM	Sell	1.000	12/20/19	USD	1,080	(48,816)	46,165

Boston Scientific Corp.	BAC	Buy	1.000	12/20/19	USD	1,080	12,320	(4,594)

CBS Corp.	BNP	Buy	1.000	9/20/19	USD	580	6,452	(4,942)

CBS Corp.	BNP	Buy	1.000	9/20/19	USD	500	8,598	(4,261)

Computer Sciences Corp.	JPM	Buy	5.000	12/20/19	USD	1,080	219,149	(156,876)

Darden Restaurants, Inc.	FIB	Buy	1.000	12/20/19	USD	1,080	(36,264)	48,686

Eastman Chemical Co.	BAC	Buy	1.000	9/20/19	USD	580	5,315	(2,380)

Eastman Chemical Co.	BAC	Buy	1.000	9/20/19	USD	500	7,381	(2,052)

FirstEnergy Corp.	DEU	Sell	1.000	12/20/19	USD	1,080	4,363	(21,003)

Ford Motor Co.	DEU	Sell	1.000	9/20/19	USD	500	(4,239)	(5,719)

Ford Motor Co.	DEU	Sell	1.000	9/20/19	USD	580	(4,756)	(6,635)

Johnson Controls, Inc.	BAC	Buy	1.000	9/20/19	USD	580	9,885	(8,227)

Johnson Controls, Inc.	BAC	Buy	1.000	9/20/19	USD	500	10,311	(7,092)

Kinder Morgan Energy Partners	BOA	Sell	1.000	12/20/19	USD	1,080	(5,225)	(10,638)

Republic of Austria	GSG	Buy	1.000	12/20/16	USD	925	17,916	(18,439)

Republic of Austria	GSG	Buy	1.000	12/20/16	USD	700	14,467	(13,954)

Republic of Italy	GSG	Buy	1.000	12/20/19	USD	2,950	(1,788)	32,192

Ryder System, Inc.	BNP	Sell	1.000	12/20/19	USD	1,080	(23,744)	16,418

Southwest Airlines Co.	GSG	Sell	1.000	9/20/19	USD	500	(10,065)	7,225

Southwest Airlines Co.	GSG	Sell	1.000	9/20/19	USD	580	(9,539)	8,381

Twenty-First Century Fox America, Inc.	FIB	Buy	1.000	12/20/19	USD	1,080	28,394	(22,042)

Tyson Foods, Inc.	BNP	Buy	1.000	9/20/19	USD	500	6,169	(1,356)

Tyson Foods, Inc.	BNP	Buy	1.000	9/20/19	USD	580	4,781	(1,573)

Union Pacific Corp.	FIB	Sell	1.000	12/20/19	USD	1,080	(43,953)	41,125

Yum! Brands, Inc.	CITNA-B	Buy	1.000	9/20/19	USD	580	10,893	(9,200)

Yum! Brands, Inc.	GSG	Buy	1.000	9/20/19	USD	500	10,802	(7,931)

Total of Over-the-Counter Credit Default Swaps							$113,325	$(51,737)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$ 1,650,000	$ —	BBB+
Investment Grade Single Name Corporate Debt	9,720,000	—	A to BBB-
Non-Investment Grade Single Name Corporate Debt	1,080,000	—	BB+

Total	$ 12,450,000	$ —

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment of the Fund.

11  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Cleared Interest Rate Swaps at September 30, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BAC	Receive	Six-Month CHF BBA LIBOR	0.830	9/10/24	CHF	730	$(498)

BAC	Receive	Six-Month JPY BBA LIBOR	0.640	9/10/24	JPY	79,000	310

BAC	Receive	Six-Month CHF BBA LIBOR	0.820	9/4/24	CHF	2,970	384

BAC	Pay	Three-Month USD BBA LIBOR	2.550	9/4/24	USD	3,230	(21,739)

BAC	Receive	Six-Month JPY BBA LIBOR	0.640	9/4/24	JPY	339,000	2,748

BOA	Pay	Three-Month USD BBA LIBOR	2.545	9/10/24	USD	740	(5,721)

BOA	Pay	Three-Month NZD BBR FRA	4.668	9/10/24	NZD	910	6,157

BOA	Pay	Three-Month NZD BBR FRA	4.555	9/4/24	NZD	3,875	(94)

Total of Cleared Interest Rate Swaps							$(18,453)

Over-the-Counter Total Return Swaps at September 30, 2014

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

BCOM Index**	MAC	Receive	Official Settlement price of BCOM Index	11/4/14	USD	(700)	$—

BX Index	GSG	Receive	One-Month USD BBA LIBOR plus 65 basis points	3/16/15	USD	438	(14,037)

CGAU0PA2 Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD	454	(19,727)

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD	2,443	(136,602)

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD	2,060	(98,950)

CGCNOCD2 Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD	1,218	(46,685)

CIBZC8DE Index**	CIBC	Receive	Official Settlement price of CIBZC8DE Index	11/4/14	USD	(5,200)	1

CIBZOPQR Index**	CIBC	Receive	Official Settlement price of CIBZOPQR Index	11/4/14	USD	(2,600)	1

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	2,732	(44,411)

DBOPSPST Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	2,742	83,175

GSEHOPH3 Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	9/18/15	HKD	4,965	(35,495)

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	9/11/15	HKD	15,907	(129,076)

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	9/14/15	USD	9,183	(99,959)

HIV4 Index	GSG	Pay	No Floating Rate	11/7/14	HKD	11,941	68,321

iBoxx USD Liquid Leveraged Loans Index	JPM	Pay	One-Month USD BBA LIBOR	12/29/14	USD	16,530	(130,163)

iBoxx USD Liquid Leveraged Loans Index	JPM	Pay	One-Month USD BBA LIBOR	12/29/14	USD	12,720	(110,433)

iBoxx USD Liquid Leveraged Loans Index	JPM	Pay	One-Month USD BBA LIBOR	12/29/14	USD	1,300	(11,278)

iBoxx USD Liquid Leveraged Loans Index	JPM	Pay	One-Month USD BBA LIBOR	12/29/14	USD	3,950	(31,104)

MLCILPRE Index**	BOA	Receive	Official Settlement price of MLCILPRE Index	11/4/14	USD	(5,250)	1

MLEIOPF2 Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	9/8/15	EUR	2,046	(67,753)

MLEIOPU2 Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	9/8/15	GBP	1,567	(117,893)

MLTROPF3 Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	9/14/15	EUR	942	(27,786)

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	7/8/15	EUR	2,145	(65,650)

MLTROPU3 Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	9/14/15	GBP	881	(52,663)

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	7/8/15	GBP	1,708	(129,514)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	7/7/15	USD	1,718	15,952

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	7/7/15	USD	3,354	25,990

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	4,171	34,265

Total of Over-the-Counter Total Return Swaps							$(1,141,473)

12  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

* Fund will pay ore receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

Over-the-Counter Volatility Swaps at September 30, 2014

Reference Asset	Counterparty	Pay/Receive Volatility	Strike Price	Maturity Date		Notional Amount	Value

EUR/CAD spot exchange rate	BAC	Receive	6.550	10/8/14	EUR	1,080	$2,374

EUR/CAD spot exchange rate	BNP	Receive	6.500	10/9/14	EUR	1,080	2,687

EUR/NOK spot exchange rate	JPM	Receive	5.550	10/22/14	EUR	1,390	(544)

EUR/NOK spot exchange rate	GSG	Receive	5.600	10/23/14	EUR	1,400	(530)

GBP/NOK spot exchange rate	BOA	Pay	9.800	10/14/14	GBP	1,120	3,958

iShares MSCI Emerging Markets	GSG	Pay	275.560	10/8/14	USD	166	13,595

iShares MSCI Emerging Markets	GSG	Receive	467.265	1/5/15	USD	309	—

iShares MSCI Emerging Markets	GSG	Pay	448.802	1/5/15	USD	316	—

iShares MSCI Emerging Markets	GSG	Pay	275.560	10/9/14	USD	166	17,364

iShares MSCI Emerging Markets	GSG	Receive	277.473	10/7/14	USD	165	(11,715)

iShares MSCI Emerging Markets	GSG	Receive	300.329	10/6/14	USD	159	(15,821)

iShares MSCI Emerging Markets	GSG	Pay	282.240	10/3/14	USD	164	24,846

iShares MSCI Emerging Markets	GSG	Pay	286.625	10/6/14	USD	162	20,525

iShares MSCI Emerging Markets	GSG	Pay	264.307	10/7/14	USD	169	6,338

iShares MSCI Emerging Markets	GSG	Receive	295.840	10/3/14	USD	160	(16,064)

iShares MSCI Emerging Markets	GSG	Receive	289.000	10/8/14	USD	162	(12,263)

iShares MSCI Emerging Markets	GSG	Receive	289.000	10/9/14	USD	162	(11,405)

NZD/CAD spot exchange rate	DEU	Receive	8.750	11/3/14	NZD	2,320	1,376

NZD/CAD spot exchange rate	BOA	Receive	8.500	11/3/14	NZD	2,310	—

NZD/CAD spot exchange rate	JPM	Receive	8.000	10/29/14	NZD	2,260	3,052

NZD/GBP spot exchange rate	GSG	Pay	10.350	10/14/14	GBP	1,120	(5,102)

NZD/JPY spot exchange rate	CITNA-B	Pay	8.300	10/16/14	NZD	2,200	(6,011)

NZD/JPY spot exchange rate	BOA	Pay	6.800	10/10/14	NZD	2,170	(7,572)

NZD/JPY spot exchange rate	BOA	Pay	8.450	10/20/14	NZD	2,210	(6,901)

NZD/JPY spot exchange rate	DEU	Pay	8.600	10/17/14	NZD	2,210	(5,849)

NZD/JPY spot exchange rate	GSG	Pay	8.100	10/17/14	NZD	2,200	(7,162)

NZD/JPY spot exchange rate	MOS-A	Pay	8.100	10/20/14	NZD	2,210	(8,074)

NZD/USD spot exchange rate	JPM	Receive	8.125	10/31/14	NZD	2,280	3,222

NZD/USD spot exchange rate	JPM	Pay	8.700	10/28/14	USD	1,800	(9,378)

SEK/CHF spot exchange rate	CITNA-B	Pay	6.750	10/6/14	CHF	1,290	1,284

USD/NOK spot exchange rate	JPM	Pay	9.000	10/28/14	USD	1,800	(8,118)

USD/NOK spot exchange rate	CITNA-B	Pay	7.150	10/6/14	USD	1,400	(3,626)

Total of Over-the-Counter Volatility Swaps							$(35,514)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CIBC	Candadian Imperial Bank of Commerce
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MAC	Macquarie Bank Ltd.
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)

13  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary: (Continued)
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BCOM	Bloomberg Commodity Index
BX	The Blackstone Group LP Index
CDX.HY.22	Markit CDX High Yield
CDX.IG.22	Markit CDX Investment Grade
CGAUOPA2	Custom Basket of Securities
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CGCNOCD2	Custom Basket of Securities
CIBZC8DE	CIBC Custom 8 Enhanced Roll Commodity Index
CIBZOPQR	CIBC Oppenheimer Quarterly Roll Index
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPH3	Custom Basket of Securities
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIV4	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
iTraxx.Main.21	Credit Default Swap Trading Index CDXE for a specific Basket of Securities
MLCILPRE	Merrill Lynch Commodity Index Extra LPR Excess Return Index
MLEIOPF2	Custom Basket of Securities
MLEIOPU2	Custom Basket of Securities
MLTROPF3	Custom Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPU3	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

14  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer Diversified Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $24,175,386. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$4,904,407
Sold securities	105,278

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$23,154
Market Value	$9,750
Market value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

15  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At September 30, 2014, the Fund owned 15,616 shares of the Subsidiary with a market value of $11,468,170.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Investment in Oppenheimer Master Limited Partnerships (“MLP”). The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer SteelPath Master MLP Fund, LLC (the “MLP Fund”). The MLP Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

The investment objective of Oppenheimer SteelPath Master MLP Fund, LLC is to seek total return. It emphasizes investments in energy infrastructure Master Limited Partnerships.

The Fund’s investment in the MLP Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the MLP Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding MLP Fund shares held, of the total net income (loss) earned and the net gain (loss) realized on investments sold by the MLP Fund. As a shareholder, the Fund is subject to its proportional share of the MLP Fund’s expenses, including its management fee.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

16  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations in the annual and semiannual reports.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps

Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

17  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,236,138	$—	$—	$4,236,138
Consumer Staples	1,162,965	—	—	1,162,965
Energy	17,521,172	—	—	17,521,172
Financials	10,916,417	5,747,442	—	16,663,859
Health Care	4,505,641	624,921	—	5,130,562
Industrials	3,842,731	—	—	3,842,731
Information Technology	3,684,025	433,449	—	4,117,474
Materials	1,998,843	—	—	1,998,843
Telecommunication Services	569,991	—	—	569,991
Utilities	1,826,907	—	—	1,826,907
Preferred Stocks	806,375	504,713	—	1,311,088
Rights, Warrants and Certificates	1,835	—	—	1,835
Asset-Backed Securities	—	3,957,629	—	3,957,629
Foreign Government Obligations	—	59,178,337	—	59,178,337
Non-Convertible Corporate Bonds and Notes	—	17,471,503	—	17,471,503
Convertible Corporate Bond and Note	—	214,730	—	214,730
Corporate Loans	—	7,304,014	—	7,304,014
Event-Linked Bonds	—	20,604,871	—	20,604,871
Exchange-Traded Option Purchased	12,906	—	—	12,906
Over-the-Counter Options Purchased	—	550,441	—	550,441
Over-the-Counter Interest Rate Swaptions Purchased	—	249,457	—	249,457
Investment Companies	40,636,557	—	—	40,636,557
Short-Term Notes	—	41,849,911	—	41,849,911
Municipal Bonds and Notes	—	69,026	—	69,026

Total Investments, at Value	91,722,503	158,760,444	—	250,482,947

18  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$627,730	$—	$627,730
Centrally cleared swaps, at value	—	33,308	—	33,308
Futures contracts	417,574	—	—	417,574
Foreign currency exchange contracts	—	6,471,573	—	6,471,573

Total Assets	92,140,077	165,893,055	—	258,033,132

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	(11,438,427)	—	—	(11,438,427)
Other Financial Instruments:
Swaps, at value	—	(1,856,454)	—	(1,856,454)
Centrally cleared swaps, at value	—	(349,068)	—	(349,068)
Futures contracts	(153,244)	—	—	(153,244)
Options written, at value	—	(231,576)	—	(231,576)
Foreign currency exchange contracts	—	(3,122,278)	—	(3,122,278)

Total Liabilities	$(11,591,671)	$(5,559,376)	$—	$(17,151,047)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 1*

Assets Table
Investments, at Value:
Common Stocks
Financials	$(15,939)	$15,939

Total Assets	$(15,939)	$15,939

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

19  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $75,785,627 and $158,463,543, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

20  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $7,416,112 and $10,531,650 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $75,006 and $81,696 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $53,884 and $53,473 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

21  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended September 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	9,380,006	$6,517	29,725,128	$14,506
Options written	1,575,831,554	424,115	1,784,913,900	470,178
Options closed or expired	(191,039,041)	(78,390)	(51,979,153)	(62,032)
Options exercised	(266,797,519)	(213,226)	(1,573,284,875)	(280,155)

Options outstanding as of September 30, 2014	1,127,375,000	$139,016	189,375,000	$142,497

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $6,502,161 and $4,752,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

22  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $2,603,127 and $3,233,523 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $35,172,921 and $6,575,109 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

23  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended September 30, 2014, the Fund had ending monthly average notional amounts of $11,148 and $3,175 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $51,734 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 30, 2014, the Fund has required certain counterparties to post collateral of $1,903,248.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

24  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$253,717,806
Federal tax cost of other investments	(18,118,260)

Total federal tax cost	$235,599,546

Gross unrealized appreciation	$4,166,945
Gross unrealized depreciation	(7,281,582)

Net unrealized depreciation	$(3,114,637)

25  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

	Shares	Value
Common Stocks—96.3%
Consumer Discretionary—21.4%
Auto Components—1.8%
Continental AG	29,486	$5,606,428
Valeo SA	33,383	3,702,700
		9,309,128

Automobiles—1.2%
Bayerische Motoren Werke (BMW) AG	55,570	5,966,367

Diversified Consumer Services—0.8%
Benesse Holdings, Inc.	20,300	666,592
Dignity plc	138,990	3,299,965
		3,966,557

Hotels, Restaurants & Leisure—3.5%
Carnival Corp.	161,340	6,481,028
Domino’s Pizza Group plc	467,096	4,283,275
William Hill plc	1,167,467	6,969,738
		17,734,041

Household Durables—0.7%
SEB SA	49,760	3,752,501

Internet & Catalog Retail—1.1%
Ctrip.com International Ltd., ADR[1]	43,740	2,482,682
Yoox SpA[1]	146,316	3,356,849
		5,839,531

Media—3.7%
British Sky Broadcasting Group plc	416,411	5,922,258
Grupo Televisa SAB, Sponsored ADR	157,360	5,331,357
ProSiebenSat.1 Media AG	25,595	1,018,764
SES SA, FDR	153,110	5,292,861
Zee Entertainment Enterprises Ltd.	232,693	1,179,209
		18,744,449

Multiline Retail—1.4%
Dollarama, Inc.	81,258	6,892,727
Hudson’s Bay Co.	27,700	440,252
		7,332,979

Specialty Retail—1.0%
Inditex SA	176,355	4,858,338

Textiles, Apparel & Luxury Goods—6.2%
Burberry Group plc	288,583	7,039,451
Cie Financiere Richemont SA	64,954	5,322,830
Kering	17,990	3,620,504
Luxottica Group SpA	41,968	2,180,677
LVMH Moet Hennessy Louis Vuitton SA	23,950	3,882,315
Prada SpA	810,300	4,891,245
Swatch Group AG (The)	10,626	5,034,617
		31,971,639

Consumer Staples—11.1%
Beverages—2.7%
Diageo plc	115,952	3,352,633
Heineken NV	92,269	6,890,947
Pernod Ricard SA	31,590	3,570,494
		13,814,074

Food & Staples Retailing—1.2%
CP ALL PCL	4,668,600	6,435,123

Food Products—5.2%
Aryzta AG1	78,240	6,748,784
Barry Callebaut AG1	4,057	4,496,170
Danone SA	65,660	4,383,468
Saputo, Inc.	160,410	4,487,384
Unilever plc	156,506	6,532,714
		26,648,520

	Shares	Value
Household Products—1.2%
Reckitt Benckiser Group plc	70,294	$6,084,287

Personal Products—0.2%
L’Oreal SA	5,300	839,382

Tobacco—0.6%
Swedish Match AB	100,216	3,235,883

Energy—3.5%
Energy Equipment & Services—2.1%
Hunting plc	26,590	382,251
Saipem SpA[1]	214,455	4,539,836
Schoeller-Bleckmann Oilfield Equipment AG	23,967	2,338,424
Technip SA	43,210	3,625,609
		10,886,120

Oil, Gas & Consumable Fuels—1.4%
Koninklijke Vopak NV	128,366	6,911,574

Financials—4.1%
Capital Markets—2.3%
ICAP plc	952,337	5,954,439
Tullett Prebon plc	305,134	1,325,078
UBS AG1	251,575	4,364,855
		11,644,372

Commercial Banks—0.8%
ICICI Bank Ltd., Sponsored ADR	85,315	4,188,967

Insurance—1.0%
Prudential plc	236,056	5,242,990

Health Care—9.9%
Biotechnology—2.1%
CSL Ltd.	89,800	5,820,030
Grifols SA	119,160	4,847,269
		10,667,299

Health Care Equipment & Supplies—3.3%
DiaSorin SpA	92,902	3,484,691
Essilor International SA	36,760	4,018,685
Sonova Holding AG	39,570	6,314,799
William Demant Holding AS1	43,821	3,361,468
		17,179,643

Health Care Providers & Services—0.6%
Sonic Healthcare Ltd.	200,058	3,066,510

Health Care Technology—0.2%
CompuGroup Medical AG	34,469	825,420

Pharmaceuticals—3.7%
Galenica AG	4,463	3,931,479
Novo Nordisk AS, Cl. B	160,827	7,663,147
Roche Holding AG	25,324	7,498,489
		19,093,115

Industrials—22.5%
Aerospace & Defense—2.9%
Airbus Group NV	81,760	5,132,073
Embraer SA	390,426	3,852,023
Rolls-Royce Holdings plc[1]	369,129	5,721,646
		14,705,742

Air Freight & Couriers—0.5%
Royal Mail plc	398,384	2,532,664

Commercial Services & Supplies—3.0%
Aggreko plc	201,154	5,028,444
Edenred	179,068	4,412,404
Prosegur Compania de Seguridad SA	951,095	5,900,803
		15,341,651

1	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Construction & Engineering—2.5%
Koninklijke Boskalis Westminster NV	139,195	$7,787,765
Leighton Holdings Ltd.	189,180	3,187,630
Trevi Finanziaria Industriale SpA	252,766	1,788,556
		12,763,951

Electrical Equipment—3.6%
ABB Ltd.[1]	221,948	4,965,881
Legrand SA	94,710	4,912,287
Nidec Corp.	48,100	3,256,729
Schneider Electric SE	70,970	5,426,906
		18,561,803

Machinery—3.6%
Aalberts Industries NV	235,419	6,089,568
Atlas Copco AB, Cl. A	228,986	6,545,576
Weir Group plc (The)	150,244	6,071,293
		18,706,437

Professional Services—3.0%
Experian plc	308,445	4,899,457
Intertek Group plc	139,970	5,927,408
SGS SA	2,165	4,471,192
		15,298,057

Trading Companies & Distributors—3.4%
Brenntag AG	93,145	4,573,261
Bunzl plc	243,470	6,325,702
Wolseley plc	124,521	6,541,976
		17,440,939

Information Technology—14.8%
Communications Equipment—1.2%
Telefonaktiebolaget LM Ericsson, Cl. B	472,298	5,961,471

Electronic Equipment, Instruments, & Components—2.7%
Hoya Corp.	159,893	5,373,956
Keyence Corp.	10,006	4,352,891
Omron Corp.	36,986	1,681,673
Spectris plc	83,754	2,444,275
		13,852,795

Internet Software & Services—2.6%
Telecity Group plc	230,190	2,782,303
United Internet AG	144,063	6,126,190
Yahoo Japan Corp.	1,244,500	4,736,617
		13,645,110

IT Services—1.4%
Amadeus IT Holding SA, Cl. A	172,865	6,438,962
Infosys Ltd.	10,134	616,527
		7,055,489

Semiconductors & Semiconductor Equipment—1.4%
ARM Holdings plc	299,420	4,362,783
Infineon Technologies AG	286,155	2,961,512
		7,324,295

Software—5.2%
Aveva Group plc	85,634	2,136,297
Dassault Systemes SA	80,386	5,144,979
Gemalto NV	51,466	4,715,920
Sage Group plc (The)	485,103	2,867,751
SAP SE	110,191	7,945,927
Temenos Group AG	98,782	3,753,826
		26,564,700

Technology Hardware, Storage & Peripherals—0.3%
Lenovo Group Ltd.	1,118,000	1,665,892

Materials—4.4%
Chemicals—3.6%
Essentra plc	535,967	6,891,611

	Shares	Value
Chemicals (Continued)
Sika AG	1,506	$ 5,201,258
Syngenta AG	20,429	6,484,285
		18,577,154

Construction Materials—0.8%
James Hardie Industries plc	391,000	4,100,797

Telecommunication Services—4.3%
Diversified Telecommunication Services—4.3%
BT Group plc	1,217,009	7,454,748
Iliad SA	14,290	2,999,796
Inmarsat plc	503,630	5,704,009
Nippon Telegraph & Telephone Corp.	95,500	5,943,562
		22,102,115

Utilities—0.3%
Independent Power and Renewable Electricity Producers—0.3%
APR Energy plc	144,254	1,259,217
Total Common Stocks (Cost $343,356,779)		493,699,088

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	5,995,416	81,544

	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,549)	151,358	53,082

	Shares
Investment Company—4.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $22,428,899)	22,428,899	22,428,899

Total Investments, at Value (Cost $365,833,499)	100.7%	516,262,613

Net Other Assets (Liabilities)	(0.7)	(3,427,573)

Net Assets	100.0%	$ 512,835,040

2	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of September 30, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	18,850,174	162,039,391	158,460,666	22,428,899

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$22,428,899	$ 7,484

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United Kingdom	$135,340,664	26.2%
Switzerland	68,588,466	13.3
France	59,584,890	11.5
Netherlands	37,527,850	7.3
Germany	35,023,867	6.8
United States	28,963,008	5.6
Japan	26,012,021	5.0
Spain	22,045,372	4.3
Italy	20,241,853	3.9
Sweden	15,742,930	3.1
Australia	12,074,170	2.3
Canada	11,820,363	2.3
Denmark	11,024,615	2.1
Thailand	6,435,123	1.3
India	6,066,247	1.2
Mexico	5,331,357	1.0
China	4,148,574	0.8
Ireland	4,100,798	0.8
Brazil	3,852,022	0.7
Austria	2,338,423	0.5

Total	$516,262,613	100.0%

3	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds (formerly, the sole series of Panorama Series Fund), a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

4	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$21,628,046	$87,847,484	$—	$109,475,530
Consumer Staples	4,487,384	52,569,885	—	57,057,269
Energy	—	17,797,694	—	17,797,694
Financials	4,188,967	16,887,362	—	21,076,329
Health Care	—	50,831,987	—	50,831,987
Industrials	—	115,351,244	—	115,351,244
Information Technology	—	76,069,752	—	76,069,752

5	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Common Stocks (Continued)
Materials	$—	$22,677,951	$—	$ 22,677,951
Telecommunication Services	—	22,102,115	—	22,102,115
Utilities	—	1,259,217	—	1,259,217
Preferred Stock	81,544	—	—	81,544
Rights, Warrants and Certificates	—	53,082	—	53,082
Investment Company	22,428,899	—	—	22,428,899

Total Assets	$52,814,840	$463,447,773	$—	$ 516,262,613

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$372,649,494

Gross unrealized appreciation	$165,546,360
Gross unrealized depreciation	(21,933,241)

Net unrealized appreciation	$143,613,119

6	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014